     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 30, 2001


                                                       REGISTRATION NOS. 2-96030
                                                                        811-4746
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
      POST-EFFECTIVE AMENDMENT NO. 23                            [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF       [X]
1940
      AMENDMENT NO. 27                                           [X]


                          VAN KAMPEN TAX-EXEMPT TRUST
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)
      1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)
                                 (630) 684-6000
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                              A. THOMAS SMITH III

                               MANAGING DIRECTOR,

                         GENERAL COUNSEL AND SECRETARY

                          VAN KAMPEN INVESTMENTS INC.

                         1 PARKVIEW PLAZA, PO BOX 5555
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                    (NAME AND ADDRESS OF AGENT FOR SERVICES)

                             ---------------------

                                   COPIES TO:
                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.
                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

                             ---------------------

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

It is proposed that this filing will become effective:
     [X]  immediately upon filing pursuant to paragraph (b)
     [ ]  on (date) pursuant to paragraph (b)
     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  on (date) pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $0.01 per share.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   VAN KAMPEN
                           HIGH YIELD MUNICIPAL FUND


Van Kampen High Yield Municipal Fund's investment objective is to seek to provide investors with as high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Fund. The Fund's investment adviser generally seeks to achieve the Fund's investment objective by investing primarily in a portfolio of medium- and lower-grade municipal securities.


Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                    This Prospectus is dated  MARCH 30, 2001



                                 CLASS A SHARES


                                 CLASS B SHARES


                                 CLASS C SHARES



                                   PROSPECTUS


                         [VAN KAMPEN INVESTMENTS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary...............................   3
Fees and Expenses of the Fund.....................   5
Investment Objective, Policies and Risks..........   6
Investment Advisory Services......................  13
Purchase of Shares................................  14
Redemption of Shares..............................  21
Distributions from the Fund.......................  22
Shareholder Services..............................  23
Federal Income Taxation...........................  25
Financial Highlights..............................  27
Appendix -- Description of Securities Ratings..... A-1


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY

                              INVESTMENT OBJECTIVE


The Fund's investment objective is to seek to provide investors with as high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Fund.


                             INVESTMENT STRATEGIES


Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of medium- and lower-grade municipal securities. The Fund's investment adviser buys and sells securities for the Fund's portfolio with a view towards seeking a high level of interest income exempt from federal income tax and selects securities which it believes entail reasonable credit risk considered in relation to the investment policies of the Fund. The Fund's investments in medium- and lower-grade securities involve special risks as compared to investments in higher-grade securities. Lower-grade securities are commonly referred to as "junk bonds." For a description of security ratings, see the appendix to this Prospectus.



Investment opportunities for medium- and lower-grade municipal securities may be more limited than those in other sectors of the market. To facilitate the management of the Fund's portfolio, the Fund may from time to time suspend the continuous offering of its shares to investors. As market conditions permit, the Fund may reopen sales of the Fund's shares to investors. Any such limited offerings of the Fund may commence and terminate without any prior notice.


                                INVESTMENT RISKS


An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.



CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. The Fund invests primarily in securities with medium- and lower-grade credit quality. Therefore, the Fund is subject to a higher level of credit risk than a fund that invests solely in investment grade securities. Securities rated BBB by Standard & Poor's or Baa by Moody's Investor Services, Inc. are in the lowest of the four "investment grade" categories and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. The credit quality of "noninvestment grade" securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than investments in higher-grade securities. The Fund may incur higher expenses to protect the Fund's interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are the prices of higher-grade securities.



MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent the Fund invests in securities with longer maturities, the Fund is subject to greater market risk than a fund investing solely in shorter-term securities. Lower-grade securities may be more volatile and decline more in price in response to negative issuer developments or general economic news than higher-grade securities.


INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.

CALL RISK. If interest rates fall, it is possible that issuers of municipal securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.


MUNICIPAL SECURITIES RISK. Under normal market conditions, the Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest all or a substantial portion of its total assets in municipal securities subject to the federal alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.


MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek a high level of current income


- Are in a high federal income tax bracket (although the Fund may invest all or a substantial portion of its total assets in securities subject to the federal alternative minimum tax and thus may not be suitable to investors who are or who could become subject to the federal alternative minimum tax as a result of investment in the Fund)


- Are willing to take on the substantially increased risks of medium- and lower-grade securities in exchange for potentially higher income


- Wish to add to their investment portfolio a fund that invests primarily in medium- and lower-grade municipal securities


An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.


                               ANNUAL PERFORMANCE


One way to measure the risks of investing in the Fund is to look at how its performance has varied from year-to-year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance. As a result of market activity, current performance may vary from the figures shown.


                                                                             ANNUAL RETURN
                                                                             -------------
1991                                                                             10.65
1992                                                                              9.05
1993                                                                             10.16
1994                                                                              0.19
1995                                                                             13.91
1996                                                                              5.81
1997                                                                             11.03
1998                                                                              6.67
1999                                                                             -1.65
2000                                                                              4.92

The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 5.11% (for the quarter ended March 31, 1995) and the lowest quarterly return for Class A Shares was -2.92% (for the quarter ended March 31, 1994).

                            COMPARATIVE PERFORMANCE


As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index,* a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures listed below include the maximum sales charges paid by investors. The index's performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index. Average annual total returns are shown for the periods ended December 31, 2000 (the most recently completed calendar year prior to the date of this Prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     AVERAGE ANNUAL                         PAST
      TOTAL RETURNS                          10
         FOR THE                            YEARS
      PERIOD ENDED               PAST        OR
      DECEMBER 31,      PAST       5        SINCE
          2000         1 YEAR    YEARS    INCEPTION
-------------------------------------------------------
    Van Kampen High
    Yield Municipal
    Fund
    --Class A Shares   -0.08%    4.26%      6.45%

    Lehman Brothers
    Municipal Bond
    Index              11.72%    5.84%      7.32%
 .......................................................
    Van Kampen High
    Yield Municipal
    Fund
    --Class B Shares    0.07%    4.24%      5.72%(1)**

    Lehman Brothers
    Municipal Bond
    Index              11.72%    5.84%      6.40%(3)
 .......................................................
    Van Kampen High
    Yield Municipal
    Fund
    --Class C Shares    3.12%    4.48%      4.94%(2)

    Lehman Brothers
    Municipal Bond
    Index              11.72%    5.84%      5.75%(4)
 .......................................................


Inception dates: (1) 7/20/92, (2) 12/10/93, (3) 7/31/92, (4) 12/31/93.

 * The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds.


** The "Since Inception" performance for Class B Shares reflects the conversion of such shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."



The current yield for the thirty-day period ended November 30, 2000 is 6.18% for Class A Shares, 5.72% for Class B Shares and 5.73% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling
(800) 341-2911, or through the internet at www.vankampen.com.


                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                             CLASS     CLASS     CLASS
                               A         B         C
                            SHARES    SHARES    SHARES
---------------------------------------------------------------

SHAREHOLDER FEES

(fees paid directly from your investment)
---------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                       4.75%(1)  None      None
 ...............................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                    None(2)   4.00%(3)  1.00%(4)
 ...............................................................
Maximum sales charge
(load) imposed on
reinvested dividends         None      None      None
 ...............................................................
Redemption fee               None      None      None
 ...............................................................
Exchange fee                 None      None      None
 ...............................................................


ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted from Fund assets)


---------------------------------------------------------------
Management fees              0.53%     0.53%     0.53%
 ...............................................................
Distribution and/or
service (12b-1) fees(5)      0.25%     1.00%(6)  1.00%(6)
 ...............................................................
Other expenses               0.13%     0.13%     0.13%
 ...............................................................
Total annual fund
operating expenses           0.91%     1.66%     1.66%
 ...............................................................


(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares--Class A Shares."
(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares--Class A Shares."

(3) The maximum deferred sales charge is 4.00% in the first and second year after purchase, declining thereafter as follows:
                                  Year 1-4.00%
                                  Year 2-4.00%
                                  Year 3-3.00%
                                  Year 4-2.50%
                                  Year 5-1.50%
                                   After-None
   See "Purchase of Shares--Class B Shares."
(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares--Class C Shares."
(5) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."
(6) Because distribution and/or service (12b-1) fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                           ONE       THREE       FIVE        TEN
                           YEAR      YEARS      YEARS       YEARS
----------------------------------------------------------------------
Class A Shares             $563      $751         $955      $1,541
 ......................................................................
Class B Shares             $569      $823       $1,052      $1,766*
 ......................................................................
Class C Shares             $269      $523         $902      $1,965
 ......................................................................


You would pay the following expenses if you did not redeem your shares:


                           ONE       THREE       FIVE        TEN
                           YEAR      YEARS      YEARS       YEARS
----------------------------------------------------------------------
Class A Shares             $563      $751         $955      $1,541
 ......................................................................
Class B Shares             $169      $523         $902      $1,766*
 ......................................................................
Class C Shares             $169      $523         $902      $1,965
 ......................................................................



* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.


                             INVESTMENT OBJECTIVE,
                               POLICIES AND RISKS


The Fund's investment objective is to seek to provide investors with as high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Fund. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.



Under normal market conditions, the Fund's investment adviser generally seeks to achieve the Fund's investment objective by investing primarily in a portfolio of medium- and lower-grade municipal securities. Although not governed by specific rating categories, under normal market conditions, the Fund generally invests at least 75% of its net assets in: municipal securities rated at the time of purchase by Standard & Poors ("S&P") as BBB through CC (inclusive) for bonds or SP-2 or lower for notes, or by Moody's Investor Services, Inc. ("Moody's") as Baa through Ca (inclusive) for bonds or MIG3 or VMIG3 or lower for notes; and unrated municipal securities judged by the Fund's investment adviser to be of comparable quality at the time of purchase. Medium- and lower-grade securities involve special risks compared to higher-grade securities. Securities rated by S&P as BB or below for bonds or SP-3 or below for notes, or by Moody's as Ba or below for bonds or SG or below for notes, and unrated municipal securities of comparable quality are commonly referred to as "junk bonds" and are considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest or principal. The Fund does not purchase securities that are in default or rated C or D by S&P or C by Moody's or unrated bonds, notes and other obligations considered by the Fund's investment adviser to be of comparable quality; although the Fund may retain obligations assigned such ratings after a purchase is made.


The Fund invests primarily in medium- and lower-grade municipal securities. At times, the market conditions in the municipal securities markets may be such that the Fund's investment adviser may invest in higher-grade issues, particularly when the difference in returns between quality classifications is very narrow or when the Fund's investment adviser expects interest rates to increase. These investments may lessen the decline in net asset value but may also affect the amount of current income since yields on higher-grade securities are usually lower than yields on medium- or lower-grade securities. Under normal market conditions, the Fund invests 20% or less of the Fund's total assets in higher-grade municipal securities rated A, SP-1 or higher by S&P or rated A, MIG 2, VMIG 2 or higher by Moody's, and in tax-exempt commercial paper rated A-3 or higher by S&P or rated Prime-3 or higher by Moody's.

                                   UNDERSTANDING
                                  QUALITY RATINGS


    Debt securities ratings are based on the issuer's ability to pay interest and repay the principal. Debt securities with ratings above the bold line in the table are considered "investment grade," while those with ratings below the bold line are regarded as "noninvestment grade," or "junk bonds." A detailed explanation of these and other ratings can be found in the appendix to this Prospectus.


          S&P            Moody's    Meaning
      --------------------------------------------------
               AAA       Aaa        Highest quality
      ..................................................
                AA       Aa         High quality
      ..................................................
                 A       A          Above-average
                                    quality
      ..................................................
               BBB       Baa        Average quality
      --------------------------------------------------
                BB       Ba         Below-average
                                    quality
      ..................................................
                 B       B          Marginal quality
      ..................................................
               CCC       Caa        Poor quality
      ..................................................
                CC       Ca         Highly speculative
      ..................................................
                 C       C          Lowest quality
      ..................................................
                 D       --         In default
      ..................................................

Under normal market conditions, the Fund may from time to time invest temporarily up to 20% of its net assets in taxable securities of at least comparable quality to the municipal securities in which the Fund invests.


The Fund's investment adviser buys and sells securities for the Fund's portfolio with a view to seeking a high level of interest income exempt from federal income tax and selects securities which the Fund's investment adviser believes entail reasonable credit risk considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. The potential realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.


The Fund may seek to hedge against changes in interest rates through transactions in listed futures contracts or options on futures contracts. See "Futures Contracts and Related Options" below. The Fund may enter into stand-by commitments with respect to municipal securities held by the Fund and may purchase and sell municipal securities on a "when-issued" or "delayed delivery" basis. See "Other Investments and Risk Factors" below and the Statement of Additional Information.

                              MUNICIPAL SECURITIES


Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax (collectively, "municipal securities"). Under normal market conditions, at least 80% of the Fund's net assets will be invested in municipal securities. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, the Fund may invest all or a substantial portion of its total assets in municipal securities that are subject to the federal alternative minimum tax.


The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.

The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved. While the Fund may invest in both general obligations and revenue obligations, a substantial portion of the Fund generally is invested in revenue obligations, which may include public utility, housing, industrial development, pollution control, housing and health care issues.


Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formula intended to reflect market rates of interest. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.



Market Risks. Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.


The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer-term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter-term municipal securities. Volatility may be greater during periods of general economic uncertainty.



Credit Risks. Municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security. Securities below investment grade involve special risks compared to higher-grade securities. See "Risks of Investing in Medium- and Lower-Grade Municipal Securities" below.



Other Municipal Securities Risks. The Fund may invest all or a substantial portion of its net assets in municipal securities that are subject to the federal alternative minimum tax. Accordingly, the Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.


From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay dividends that are exempt from federal income tax might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.


The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any such issuers or any such related projects or facilities experience financial difficulties.



The Fund has no policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the present intention of the Fund to invest more than 25% of the value of its total assets in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business or regulatory conditions in that state.


From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

                             RISKS OF INVESTING IN

                            MEDIUM- AND LOWER-GRADE

                              MUNICIPAL SECURITIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of medium- and lower-grade municipal securities. With respect to such investments, the Fund has not established any limit on the percentage of its portfolio which may be invested in securities in any one rating category. Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a fund which invests in medium- and lower-grade municipal securities before investing in the Fund.

Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Medium- and lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of medium- and lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts.

Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. The value of debt securities generally varies inversely with changes in prevailing interest rates. When interest rates decline, the value of a portfolio invested in debt securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in debt securities generally can be expected to decline. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. While the Fund has no policy limiting the maturities of the individual debt securities in which it may invest, the Fund's investment adviser seeks to manage fluctuations in net asset value resulting from changes in interest rates by actively managing the portfolio maturity structure. Secondary market prices of medium- and lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for medium- and lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of medium- and lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the medium-and lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of medium- and lower-grade securities.


The amount of available information about the financial condition of municipal securities issuers is generally less extensive than that for corporate issuers with publicly traded securities and the market for municipal securities is generally considered to be less liquid than the market for corporate debt obligations. In addition, the markets for medium- and lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the medium- and lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of medium- and lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of medium- or lower-grade securities generally could reduce market liquidity for such securities and make their sale by the

Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than could be the case for securities for which an established retail market does exist. Certain municipal securities in which the Fund may invest, such as special obligation bonds, lease obligations, participation certificates and variable rate instruments, may be particularly less liquid. Although the issuer of some such securities may be obligated to redeem such securities at face value, such redemption could result in losses to the Fund to the extent such securities were purchased by the Fund at a premium to face value.



The Fund's investment adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Fund's Board of Trustees. During periods of reduced market liquidity or in the absence of readily available market quotations for medium- or lower-grade securities held in the Fund's portfolio, the ability of the Fund's investment adviser to value the Fund's securities becomes more difficult and the judgment of the Fund's investment adviser may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data.



The Fund may invest in securities not producing immediate cash income, including zero-coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. In addition, the accrued interest income earned on such instruments is included in investment company taxable income, and thereby is included in the required minimum distributions to shareholders without providing the corresponding cash flow with which to pay such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.


Many medium- and lower-grade securities are not listed for trading on any national securities exchange and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted medium-and lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.


The Fund will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain medium- and lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's investment adviser continuously monitors the issuers of securities held in the Fund. Because of the number of investment considerations involved in investing in medium- and lower-grade securities, to the extent the Fund invests in such securities, achievement of the Fund's investment objective may be more dependent upon the credit analysis of the Fund's investment adviser than is the case of a fund investing in higher-grade securities.

New or proposed laws may have an impact on the market for medium- and lower-grade securities. The Fund's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for medium- and lower-grade securities.


Special tax considerations are associated with investing in certain medium- and lower-grade securities, such as zero-coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under federal income tax law and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.



The table below sets forth the percentages of the Fund's assets during the fiscal year ended November 30, 2000 invested in the various ratings categories (based on the higher of the S&P or Moody's rating) and in unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all municipal securities held by the Fund during the fiscal year computed on a monthly basis.



                                                     UNRATED
                                                  SECURITIES OF
                                                   COMPARABLE
                        RATED SECURITIES             QUALITY
                        (AS A PERCENTAGE        (AS A PERCENTAGE
                               OF                      OF
    RATING CATEGORY     PORTFOLIO VALUE)        PORTFOLIO VALUE)
-----------------------------------------------------------------------
    AAA/Aaa                   3.01%                   1.71%
 .......................................................................
    AA/Aa                     1.59%                   0.02%
 .......................................................................
    A/A                       2.56%                   0.56%
 .......................................................................
    BBB/Baa                   5.77%                  23.44%
 .......................................................................
    BB/Ba                     5.08%                  41.41%
 .......................................................................
    B/B                       0.96%                  10.31%
 .......................................................................
    CCC/Caa                     --%                   2.12%
 .......................................................................
    CC/Ca                       --%                   0.64%
 .......................................................................
    C/C                         --%                   0.37%
 .......................................................................
    D                           --%                   0.45%
 .......................................................................
    Percentage of
    Rated and
    Unrated
    Securities               18.97%                  81.03%
 .......................................................................


The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those listed above.


                         FUTURES CONTRACTS AND OPTIONS



                              ON FUTURES CONTRACTS



The Fund may engage in transactions in listed futures contracts and options on futures contracts. Such transactions may be in listed futures contracts based upon specific municipal securities, an index of municipal securities (such as The Bond Buyer Municipal Bond Index) or related to U.S. government securities. Futures contracts and options thereon may be used for defensive hedging or anticipatory hedging purposes, depending upon the composition of the Fund and the investment adviser's expectations concerning the securities markets.



In certain cases, the futures contracts markets and related options markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the futures contracts markets and related options markets rather than purchasing or selling portfolio securities. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be an imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of such instruments includes the risks of default by the other party to certain transactions. The Fund may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Fund's expenses and reduce its return.



A more complete discussion of futures contracts and options on futures contracts and their risks is contained in the Fund's Statement of Additional Information.


                       OTHER INVESTMENTS AND RISK FACTORS

The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 10% of the Fund's net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


The Fund may borrow amounts up to 5% of its total assets to pay for redemptions or for other temporary or emergency purposes when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.


The Fund may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities, or yield differentials, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.



TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more "defensive" investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in taxable securities of at least comparable quality to the municipal securities in which the Fund invests, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, corporate bonds or debentures, commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements (collectively, "temporary investments"). In taking such a defensive position, the Fund temporarily would not be pursuing and may not achieve its investment objective.


                          INVESTMENT ADVISORY SERVICES


THE ADVISER. Van Kampen Asset Management Inc. is the Fund's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $97 billion under management or supervision as of December 31, 2000. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555.


THE SUBADVISER. Van Kampen Advisors Inc. is the Fund's investment subadviser (the "Subadviser"). The Subadviser is a wholly owned subsidiary of Van Kampen Investments. The Subadviser's principal office is located at 40 Broad Street, Suite 915, Boston, Massachusetts 02109.

ADVISORY AGREEMENTS. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


                                         % PER
     AVERAGE DAILY NET ASSETS            ANNUM
-----------------------------------------------------
    First $300 million                   0.60%
 .....................................................
    Next $300 million                    0.55%
 .....................................................
    Over $600 million                    0.50%
 .....................................................



Applying this fee schedule, the effective advisory fee rate was 0.53% of the Fund's average daily net assets for the Fund's fiscal year ended November 30, 2000. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is paid for each calendar month as soon as practicable after the end of that month.


Under the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the cost of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.

The Adviser has entered into a subadvisory agreement (the "Subadvisory Agreement") with the Subadviser to assist it in performing its investment advisory functions with respect to the Fund. Under the Subadvisory Agreement, the Subadviser receives a monthly fee from the Adviser computed on average daily net assets of the Fund as follows:


                                         % PER
     AVERAGE DAILY NET ASSETS            ANNUM
-----------------------------------------------------
    First $20 million                    0.40%
 .....................................................
    Next $30 million                     0.25%
 .....................................................
    Over $50 million                     0.15%
 .....................................................


The Adviser may also utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").


PERSONAL INVESTMENT POLICIES. The Fund, the Adviser, the Subadviser and the Distributor have adopted Codes of Ethics designed to recognize the fiduciary relationships among the Fund, the Adviser, the Subadviser, the Distributor and their respective employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.



PORTFOLIO MANAGEMENT. Wayne D. Godlin has been primarily responsible for the day-to-day management of the Fund's investment portfolio since March 1990. A group of analysts located strategically throughout the country support Mr. Godlin. Mr. Godlin is a Principal of the Adviser, Advisory Corp. and the Subadviser since December 2000, and became a Senior Vice President of the Adviser, Advisory Corp. and the Subadviser in 1998. Mr. Godlin was Vice President of the Adviser from 1990 to 1998, Vice
President of Advisory Corp. from 1995 to 1998 and Vice President of the Subadviser from 1993 to 1998.


                               PURCHASE OF SHARES

                                    GENERAL


This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.



Initial investments generally must be at least $1,000 per investor account, and subsequent investments must be at least $25 per investor account. Minimum investment amounts may be waived by the Distributor for plans involving periodic investments and for certain retirement accounts.



Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. The Fund's investments are valued by an independent pricing service. When, in the judgment of the service, quoted bid and ask prices for municipal securities are readily available and are representatives of the market, such securities are valued at the mean between the last reported bid and asked prices (as obtained by the service from dealers in such securities). Other municipal securities are priced at fair value as determined by the service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to value from dealers; and general market conditions. The service may employ electronic data processing techniques and/or a matrix system to determine valuations. Options are valued at the last sale price or, if no sales are reported, at the mean between the bid and asked prices. Any securities not valued by the service are valued at fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. Short-term securities are valued in the manner described in the notes to the financial statements included in the Fund's Statement of Additional Information.



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.



The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD"). The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund through this

Prospectus, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investor Services prior to Investor Services' close of business on such date. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the date of the next determined net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.


The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons. Shares of the Fund may be sold in foreign countries where permissible.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by telephone at (800) 341-2911 or by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256.



The Fund may redeem any shareholder account that has a value on the date of the notice of redemption less than the minimum initial investment as specified in this Prospectus. At least 60 days' advance written notice of any such involuntary redemption will be provided to the shareholder and such shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75% of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                  AS %       AS % OF
                                   OF          NET
            SIZE OF             OFFERING      AMOUNT
           INVESTMENT            PRICE       INVESTED
----------------------------------------------------------
    Less than $100,000           4.75%        4.99%
 ..........................................................
    $100,000 but less than
    $250,000                     3.75%        3.90%
 ..........................................................
    $250,000 but less than
    $500,000                     2.75%        2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                   2.00%        2.04%
 ..........................................................
    $1,000,000 or more               *            *
 ..........................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.


Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund. From such amount, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                             CONTINGENT
                              DEFERRED
                            SALES CHARGE
                           AS A PERCENTAGE
                                 OF
                            DOLLAR AMOUNT
        YEAR SINCE           SUBJECT TO
         PURCHASE              CHARGE
------------------------------------------------
    First                       4.00%
 ................................................
    Second                      4.00%
 ................................................
    Third                       3.00%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth and After              None
 ................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for each purchase of Class B Shares until the time of redemption of such shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.



Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.


                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account.


Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. The aggregate distribution and service fees are currently 1.00% per year of the average daily net assets attributable to Class C Shares of the Fund. The aggregate distribution and service fees are 0.90% per year of the average daily net assets attributable to Class C Shares of the Fund with respect to accounts existing before April 1, 1995.


                               CONVERSION FEATURE


Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.


The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) if made by the Fund's involuntary liquidation of a shareholder's account as described under the Prospectus heading "Redemption of Shares." Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.


LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating

Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.


                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit investment trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.


The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.


To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


(1) Current or retired trustees or directors of funds advised by Morgan Stanley Dean Witter & Co. and any of its subsidiaries and such persons' families and their beneficial accounts.

(2) Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

(3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

(4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

(5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

(6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

(7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


(8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
    Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (1) the total plan assets are at least $1 million or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to January 1, 2000 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


(9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.



Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian/trustee of a retirement plan account may involve additional fees charged by the dealer or custodian/trustee.



Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 218256, Kansas City, MO 64121-8256. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Shares may also be redeemed by telephone through FundInfo(R) (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


                          DISTRIBUTIONS FROM THE FUND

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.


DIVIDENDS. Interest earned from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gain to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Fund's Statement of Additional Information or contact your authorized dealer.



INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.



REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.


AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.


CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Authorization for Redemption by Check form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.



When a check is presented to the custodian bank, State Street Bank and Trust Company (the "Bank"), for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Shares account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.



Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Shares account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.



EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor.



When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.


Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by contacting the telephone transaction line at (800) 421-5684, through FundInfo(R) (automated telephone system), which is generally accessible 24 hours a day, seven days a week at (800) 847-2424 or through the internet at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.



The Fund reserves the right to reject any order to purchase its shares through exchange. In addition, the Fund and other Participating Funds may restrict exchanges by shareholders engaged in excessive trading by limiting or disallowing the exchange privilege to such shareholders. All shareholders are limited to eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This policy does not apply to money market funds, systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.


Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.



                            FEDERAL INCOME TAXATION



The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law).


Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.


Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the federal alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax.



Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excludable from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the investor's tax circumstances. For example, exempt-interest dividends may not be excludable if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.



If the Fund distributes exempt-interest dividends during the shareholder's taxable year, some or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, based on the ratio of exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.



While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion of the Fund's income may consist of investment company taxable income (consisting generally of ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss). Distributions of investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Fund distributions generally will not qualify for the dividends received deduction for corporations.

Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. Any recognized capital gains may be taxed at different rates depending on how long the shareholder held the shares.



The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions proceeds paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.



The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.



The federal income tax discussion set forth above is for general information only. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Income distributions may be taxable to shareholders under state or local law as dividend income even though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income earned on municipal securities received by the Fund during the preceding calendar year. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the federal, state and local levels. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the fiscal year ended November 30, 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal years ended November 30, 1999, 1998, 1997 and 1996 has been audited by PricewaterhouseCoopers LLP. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                              CLASS A SHARES
                                         YEAR ENDED NOVEMBER 30,
                           2000        1999        1998        1997        1996
--------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period..............    $10.96      $11.66      $11.45      $11.14      $11.18
                          ------      ------      ------      ------      ------
  Net Investment
    Income............       .67         .69         .70         .73         .73
  Net Realized and
    Unrealized
    Gain/Loss.........      (.40)       (.72)        .22         .31        (.04)
                          ------      ------      ------      ------      ------

Total from Investment
  Operations..........       .27        (.03)        .92        1.04         .69

Less Distributions
  from and in Excess
  of Net Investment
  Income..............       .67         .67         .71         .73         .73
                          ------      ------      ------      ------      ------

Net Asset Value, End
  of the Period.......    $10.56      $10.96      $11.66      $11.45      $11.14
                          ======      ======      ======      ======      ======

Total Return..........     2.60%(a)    -.37%(a)    8.28%(a)    9.63%(a)    6.47%(a)
Net Assets at End of
  the Period (In
  millions)...........    $995.0      $970.0      $905.0      $779.9      $621.0
Ratio of Expenses to
  Average Net
  Assets(d)...........      .91%        .90%        .91%        .95%       1.01%
Ratio of Net
  Investment Income to
  Average Net
  Assets(d)...........     6.28%       6.03%       6.01%       6.50%       6.64%
Portfolio Turnover....       19%         22%         26%         29%         23%

                                            CLASS B SHARES
                                       YEAR ENDED NOVEMBER 30,
                         2000        1999        1998        1997        1996
Net Asset Value,
  Beginning of the
  Period..............  $10.95      $11.66      $11.45      $11.14      $11.18
                        ------      ------      ------      ------      ------
  Net Investment
    Income............     .59         .61         .61         .64         .65
  Net Realized and
    Unrealized
    Gain/Loss.........    (.40)       (.73)        .22         .31        (.04)
                        ------      ------      ------      ------      ------
Total from Investment
  Operations..........     .19        (.12)        .83         .95         .61
Less Distributions
  from and in Excess
  of Net Investment
  Income..............     .59         .59         .62         .64         .65
                        ------      ------      ------      ------      ------
Net Asset Value, End
  of the Period.......  $10.55      $10.95      $11.66      $11.45      $11.14
                        ======      ======      ======      ======      ======
Total Return..........   1.80%(b)   -1.11%(b)    7.41%(b)    8.82%(b)    5.67%(b)
Net Assets at End of
  the Period (In
  millions)...........  $365.4      $416.2      $451.9      $425.6      $323.8
Ratio of Expenses to
  Average Net
  Assets(d)...........   1.66%       1.66%       1.67%       1.71%       1.77%
Ratio of Net
  Investment Income to
  Average Net
  Assets(d)...........   5.52%       5.27%       5.26%       5.74%       5.88%
Portfolio Turnover....     19%         22%         26%         29%         23%

                                            CLASS C SHARES
                                       YEAR ENDED NOVEMBER 30,
                         2000        1999        1998        1997        1996
Net Asset Value,
  Beginning of the
  Period..............  $10.93      $11.65      $11.44      $11.13      $11.17
                        ------      ------      ------      ------      ------
  Net Investment
    Income............     .59         .59         .61         .64         .65
  Net Realized and
    Unrealized
    Gain/Loss.........    (.39)       (.72)        .22         .31        (.04)
                        ------      ------      ------      ------      ------
Total from Investment
  Operations..........     .20        (.13)        .83         .95         .61
Less Distributions
  from and in Excess
  of Net Investment
  Income..............     .59         .59         .62         .64         .65
                        ------      ------      ------      ------      ------
Net Asset Value, End
  of the Period.......  $10.54      $10.93      $11.65      $11.44      $11.13
                        ======      ======      ======      ======      ======
Total Return..........   1.90%(c)   -1.20%(c)    7.42%(c)    8.82%(c)    5.68%(c)
Net Assets at End of
  the Period (In
  millions)...........  $128.6      $125.2      $110.6       $91.3       $50.0
Ratio of Expenses to
  Average Net
  Assets(d)...........   1.66%       1.65%       1.67%       1.70%       1.77%
Ratio of Net
  Investment Income to
  Average Net
  Assets(d)...........   5.52%       5.27%       5.25%       5.69%       5.86%
Portfolio Turnover....     19%         22%         26%         29%         23%



(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.


(b)Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year after purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower.


(c)Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year after purchase. If the sales charge was included, total returns would be lower.


(d) For the years ended November 30, 1996 through 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.

                                  DESCRIPTION
                             OF SECURITIES RATINGS


STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:


A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                         LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:

2. Nature of and provisions of the obligation:

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE

BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: A subordinated debt rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D: An obligation debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                              2.  MUNICIPAL NOTES

A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

-- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and

-- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                              3. COMMERCIAL PAPER

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: A commercial paper obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A commercial paper obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A commercial paper obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A commercial paper obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A commercial paper obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A commercial paper obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

                           4. TAX-EXEMPT DUAL RATINGS

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable US government obligations or noncallable obligations unconditionally guaranteed by the US Government or Resolution Funding Corporation are identified with a # (hatchmark) symbol, e.g., #Aaa.

Con. (*): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by a) earnings of projects under construction, b) earnings of projects unseasoned in operation experience, c) rentals which begin when facilities are completed, or d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

Moody's assigns ratings to individual long-term debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

2) Notes allowing for negative coupons, or negative principal.

3) Notes containing any provision which could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                           2. SHORT-TERM EXEMPT NOTES

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels--MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not so large as in the preceding group.

MIG 3/VMIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.


SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.


                         3. TAX-EXEMPT COMMERCIAL PAPER

Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (on supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-- Leading market positions in well established industries.

-- High rates of return on funds employed.

-- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

-- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-- Well established access to a ranges of financial markets and assured sources of alternative liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supported institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the prime rating categories.

If an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within the parenthesis beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangements.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

                               BOARD OF TRUSTEES
                                  AND OFFICERS


BOARD OF TRUSTEES

J. Miles Branagan       Jack E. Nelson
Jerry D. Choate         Richard F. Powers, III*
Linda Hutton Heagy      Phillip B. Rooney
R. Craig Kennedy        Wayne W. Whalen*
Mitchell M. Merin*      Suzanne H. Woolsey


OFFICERS

Richard F. Powers, III*
President


Stephen L. Boyd*


Executive Vice President and Chief Investment Officer


A. Thomas Smith III*
Vice President and Secretary


John H. Zimmermann, III*

Vice President

Michael H. Santo*
Vice President


Richard A. Ciccarone*

Vice President


John R. Reynoldson*


Vice President


John L. Sullivan*

Vice President, Chief Financial Officer and Treasurer


* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

                              FOR MORE INFORMATION

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
Call your broker or (800) 341-2911
7:00 a.m. to 7:00 p.m. Central time Monday through Friday

DEALERS
For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF
For shareholder and dealer inquiries through Telecommunications Device for the Deaf (TDD), call (800) 421-2833

FUNDINFO(R)
For automated telephone services, call (800) 847-2424

WEB SITE
www.vankampen.com

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Subadviser
VAN KAMPEN ADVISORS INC.
40 Broad Street, Suite 915
Boston, MA 02109

Distributor
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 218256
Kansas City, MO 64121-8256
Attn: Van Kampen High Yield Municipal Fund

Custodian
STATE STREET BANK AND TRUST COMPANY

225 Franklin Street, PO Box 1713


Boston, MA 02110

Attn: Van Kampen High Yield Municipal Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, IL 60606


Independent Auditors


ERNST & YOUNG LLP


233 South Wacker Drive


Chicago, IL 60606

                                   VAN KAMPEN
                           HIGH YIELD MUNICIPAL FUND


                                 CLASS A SHARES


                                 CLASS B SHARES


                                 CLASS C SHARES


                                   PROSPECTUS


                                 MARCH 30, 2001



A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.


You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday. Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.


Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (public info@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                         [VAN KAMPEN INVESTMENTS LOGO]

The Fund's Investment Company Act File No. is 811-4746.
                                                                    HYM PRO 3/01

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                           HIGH YIELD MUNICIPAL FUND


     Van Kampen High Yield Municipal Fund's (the "Fund") investment objective is to seek to provide investors with as high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Fund. The Fund's investment adviser generally seeks to achieve the Fund's investment objective by investing primarily in a portfolio of medium- and lower-grade municipal securities.



     The Fund is organized as a diversified series of the Van Kampen Tax-Exempt Trust, an open-end investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911 (or (800) 421-2833
for the hearing impaired).

                               TABLE OF CONTENTS


                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective, Policies and Risks....................    B-4
Investment Restrictions.....................................    B-14
Trustees and Officers.......................................    B-17
Investment Advisory Agreement...............................    B-28
Other Agreements............................................    B-29
Distribution and Service....................................    B-29
Transfer Agent..............................................    B-33
Portfolio Transactions and Brokerage Allocation.............    B-33
Shareholder Services........................................    B-35
Redemption of Shares........................................    B-38
Contingent Deferred Sales Charge-Class A....................    B-38
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................    B-39
Taxation....................................................    B-41
Fund Performance............................................    B-45
Other Information...........................................    B-49
Report of Independent Auditors..............................    F-1
Financial Statements........................................    F-2
Notes to Financial Statements...............................    F-48



       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MARCH 30, 2001.



                                                                    HYM SAI 3/01

                              GENERAL INFORMATION

     The Trust was originally organized on December 5, 1984 under the name American Capital Tax-Exempt Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust, a business trust organized under the laws of the State of Delaware, under the name Van Kampen American Capital Tax-Exempt Trust as of July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware business trust. On July 14, 1998, the Trust adopted its current name. The Trust currently is comprised of one series: the Van Kampen High Yield Municipal Fund.

     The Fund was originally organized on December 5, 1984 as a series of the Massachusetts Trust under the name American Capital High Yield Municipal Series Fund. The Fund was renamed as the American Capital High Yield Municipal Portfolio as of May 30, 1985. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital High Yield Municipal Fund as of July 31, 1995. On July 14, 1998, the Fund adopted its current name.


     Van Kampen Asset Management Inc. (the "Adviser" or "Asset Management"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley Dean Witter"). The principal office of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of Investor Services is located at 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153.


     Morgan Stanley Dean Witter is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.


     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").


     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than the liquidation proceeds to holders of Class A Shares.



     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.


     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of March 1, 2001 no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                   Amount of
                                                 Ownership at         Class        Percentage
          Name and Address of Holder             March 1, 2001      of Shares      Ownership
          --------------------------             -------------      ---------      ----------
MLPF&S For the Sole Benefit of its Customers...    5,607,478            A              6%
Attn: Fund Administration 971A8
4800 Deer Lake Dr E 2(nd) Fl
Jacksonville, FL 32246-6484
Edward Jones & Co..............................    7,716,168            A              8%
Attn: Mutual Fund Shareholder Accounting
201 Progress Pkwy
Maryland Hts, MO 63043-3009
MLPF&S For the Sole Benefit of its Customers...    4,138,293            B             12%
Attn: Fund Administration 971T2
4800 Deer Lake Dr E 2(nd) Fl
Jacksonville, FL 32246-6484
Dean Witter Reynolds...........................    1,756,478            B              5%
5 World Trade Center Fl 6
New York, NY 10048-0205
MLPF&S For the Sole Benefit of its Customers...    1,739,249            C             14%
Attn: Fund Administration 97GE
4800 Deer Lake Dr E 2(nd) Fl
Jacksonville, FL 32246-6484


                    INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES


     Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities, and therefore the Fund may be invested primarily in longer term municipal securities. The Fund may, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes and when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include "industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

     Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.


     Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.



     The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals. Investments by the Fund in variable rate demand notes may also be made in the form of participation interests in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. Participating interest in such notes provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participating variable rate demand note from the institution upon a specified number of days' notice, not to exceed seven days. The Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the note and issuing the repurchase commitment.

     The Fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

     The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

     Municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

SPECIAL CONSIDERATIONS REGARDING CERTAIN SECURITIES

     The Fund may invest in certain securities not producing immediate cash income, such as zero-coupon and payment-in-kind securities, when the Fund's investment adviser believes the effective yield on such securities over comparable instruments paying cash income makes these investments attractive. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. In addition, the amount of non-cash interest income earned on such instruments is included, for federal income tax purposes, in the Fund's calculation of income that is required to be distributed to shareholders for the Fund to maintain its desired federal income tax status (even though such non-cash paying securities do not provide the Fund with the cash flow with which to pay such distributions). Accordingly, the Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.

STAND-BY COMMITMENTS

     The Fund may acquire "stand-by commitments" with respect to municipal securities held by the Fund. Under a stand-by commitment, a bank or dealer from which municipal securities are acquired agrees to purchase from the Fund, at the Fund's option, the municipal securities at a specified price. Such commitments are sometimes called "liquidity puts." The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the municipal securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments generally can be acquired when the remaining maturity of the underlying municipal securities is not greater than one year, and are exercisable by the Fund at any time before the maturity of such obligations. The Fund's right to exercise stand-by commitments is unconditional and unqualified. A stand-by commitment generally is not transferable by the Fund, although the Fund can sell the underlying municipal securities to a third party at any time.

     The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund will not exceed
 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund intends to enter into stand-by commitments only with banks and dealers which, in the opinion of the Fund's investment adviser, present minimal credit risks.

     The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal securities which would continue to be valued in accordance with the method of valuation employed for the Fund in which they are held. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its costs would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


     The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS



     A futures contract is an agreement pursuant to which two parties agree to take and make delivery of a security for a specified amount of cash at a future delivery date. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery on an amount of cash equal to a specified dollar amount times the difference between the index value at a specified time and the price at which the futures contract is originally struck. In an index futures contract, no physical delivery of the securities underlying the index is made.


     An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds or notes) at a specified future time and at a specified price.


     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit an amount of cash or liquid securities equal to a percentage (which will range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.



     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment.


     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund with attendant transaction costs. Ordinarily commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of the underlying securities.



     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index, the risk of market distortion, the risk of illiquidity and the risk of error in anticipating price movement.



     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contract. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.



     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.


     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.


     The Fund will not enter into futures contracts or options (except for closing transactions) for other than bona fide hedging purposes if immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the current fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. In order to prevent leverage in connection with the purchase of futures contracts by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account.


     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included in initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as the sale of a futures contract.

The purchase of call options on futures contracts would be intended to serve the same purpose as the actual purchase of the futures contract.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the level of the index or in the price of the underlying security, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.


     Additional Risks of Futures Contracts and Options on Futures
Contracts. Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.


     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or related options, the Fund could experience delays and/or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

REPURCHASE AGREEMENTS


     The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto;

(b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

PORTFOLIO TURNOVER

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year.

ILLIQUID SECURITIES


     The Fund may invest up to 10% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A

Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no-action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.


                            INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:


      1. Purchase or hold securities of any issuer if any of the Fund's officers or trustees, or officers or directors of its investment adviser, who beneficially owns more than 1/2% of the securities of that issuer, together own beneficially more than 5% of the securities of such issuer;

      2. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of an initial or maintenance margin in connection with futures contracts or related option transactions is not considered the purchase of a security on margin;

      3. Sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

      4. Make loans of money or securities to other persons except that the Fund may purchase or hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies;

      5. Invest in real estate or mortgage loans (but this shall not prevent the Fund from investing in municipal securities (as defined in the prospectus) or temporary investments (as defined in the prospectus) secured by real estate or interests therein); or in interests in oil, gas, or other mineral exploration or development programs; or in any security not payable in United States currency;


      6. Invest more than 10% of the value of its net assets in securities which are illiquid, including securities restricted as to disposition under the 1933 Act (except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time) and including repurchase agreements maturing in more than 7 days;



      7. Invest in securities of any one issuer with a record of less than 3 years of continuous operation, including predecessors, except obligations issued or guaranteed by the U.S. government or its agencies or municipal securities (except that in the case of industrial revenue bonds, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid), if such investments by the Fund would exceed 5% of the value of its total assets (taken at market value), except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time;


      8. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act by virtue of disposing of portfolio securities;


      9. Invest in securities other than municipal securities (as defined in the Prospectus), temporary investments (as defined in the Prospectus), stand-by commitments, futures contracts described in the next paragraph and options on such contracts or securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time;


     10. Purchase or sell commodities or commodity contracts except that the Fund may purchase, hold and sell listed futures contracts related to U.S. government securities, municipal securities or to an index of municipal securities;


     11. Invest more than 5% of its total assets at market value at the time of purchase in the securities of any one issuer (other than obligations of the U.S. government or any agency or instrumentality thereof) except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time;

     12. Borrow money, except that the Fund may borrow from banks to meet redemptions or for other temporary or emergency purposes, with such borrowing not to exceed 5% of the total assets of the Fund at market value at the time of borrowing. Any such borrowing may be secured provided that not more than 10% of the total assets of the Fund at market value at the time of pledging may be used as security for such borrowings;


     13. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to municipal securities or governmental guarantees of municipal securities; and provided, further, that for the purpose of this limitation only, industrial development bonds that are considered to be issued by non-governmental users shall not be deemed to be municipal securities; and provided, further, that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time; or



     14. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover."


     Because of the nature of the securities in which the Fund may invest, the Fund may not invest in voting securities or invest for the purpose of exercising control or management. If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value will not constitute a violation of such restriction.

                             TRUSTEES AND OFFICERS



     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen System Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).



                                    TRUSTEES



                                                      PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                      EMPLOYMENT IN PAST 5 YEARS
          ---------------------                      --------------------------
J. Miles Branagan.........................  Private investor. Trustee/Director of each of
1632 Morning Mountain Road                  the funds in the Fund Complex. Co-founder,
Raleigh, NC 27614                           and prior to August 1996, Chairman, Chief
Date of Birth: 07/14/32                     Executive Officer and President, MDT
Age: 68                                     Corporation (now known as Getinge/Castle,
                                            Inc., a subsidiary of Getinge Industrier AB),
                                            a company which develops, manufactures,
                                            markets and services medical and scientific
                                            equipment.

Jerry D. Choate...........................  Director of Amgen Inc., a biotechnological
53 Monarch Bay Drive                        company, and Director of Valero Energy
Dana Point, CA 92629                        Corporation, an independent refining company.
Date of Birth: 09/16/38                     Trustee/Director of each of the funds in the
Age: 62                                     Fund Complex. Prior to January 1999, Chairman
                                            and Chief Executive Officer of The Allstate
                                            Corporation ("Allstate") and Allstate
                                            Insurance Company. Prior to January 1995,
                                            President and Chief Executive Officer of
                                            Allstate. Prior to August 1994, various
                                            management positions at Allstate.

                                                      PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                      EMPLOYMENT IN PAST 5 YEARS
          ---------------------                      --------------------------
Linda Hutton Heagy........................  Managing Partner of Heidrick & Struggles, an
Sears Tower                                 executive search firm. Trustee/Director of
233 South Wacker Drive                      each of the funds in the Fund Complex. Prior
Suite 7000                                  to 1997, Partner, Ray & Berndtson, Inc., an
Chicago, IL 60606                           executive recruiting and management
Date of Birth: 06/03/48                     consulting firm. Formerly, Executive Vice
Age: 52                                     President of ABN AMRO, N.A., a Dutch bank
                                            holding company. Prior to 1992, Executive
                                            Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago
                                            Hospitals Board, Vice Chair of the Board of
                                            The YMCA of Metropolitan Chicago and a member
                                            of the Women's Board of the University of
                                            Chicago. Prior to 1996, Trustee of The
                                            International House Board, a fellowship and
                                            housing organization for international
                                            graduate students.

R. Craig Kennedy..........................  President and Director, German Marshall Fund
11 DuPont Circle, N.W.                      of the United States, an independent U.S.
Washington, D.C. 20016                      foundation created to deepen understanding,
Date of Birth: 02/29/52                     promote collaboration and stimulate exchanges
Age: 49                                     of practical experience between Americans and
                                            Europeans. Trustee/Director of each of the
                                            funds in the Fund Complex. Formerly, advisor
                                            to the Dennis Trading Group Inc., a managed
                                            futures and option company that invests money
                                            for individuals and institutions. Prior to
                                            1992, President and Chief Executive Officer,
                                            Director and Member of the Investment
                                            Committee of the Joyce Foundation, a private
                                            foundation.

                                                      PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                      EMPLOYMENT IN PAST 5 YEARS
          ---------------------                      --------------------------
Mitchell M. Merin*........................  President and Chief Operating Officer of
Two World Trade Center                      Asset Management of Morgan Stanley Dean
66th Floor                                  Witter since December 1998. President and
New York, NY 10048                          Director since April 1997 and Chief Executive
Date of Birth: 08/13/53                     Officer since June 1998 of Morgan Stanley
Age: 47                                     Dean Witter Advisors Inc. and Morgan Stanley
                                            Dean Witter Services Company Inc. Chairman,
                                            Chief Executive Officer and Director of
                                            Morgan Stanley Dean Witter Distributors Inc.
                                            since June 1998. Chairman and Chief Executive
                                            Officer since June 1998, and Director since
                                            January 1998, of Morgan Stanley Dean Witter
                                            Trust FSB. Director of various Morgan Stanley
                                            Dean Witter subsidiaries. President of the
                                            Morgan Stanley Dean Witter Funds since May
                                            1999. Trustee/Director of each of the funds
                                            in the Fund Complex. Previously Chief
                                            Strategic Officer of Morgan Stanley Dean
                                            Witter Advisors Inc. and Morgan Stanley Dean
                                            Witter Services Company Inc. and Executive
                                            Vice President of Morgan Stanley Dean Witter
                                            Distributors Inc. April 1997-June 1998, Vice
                                            President of the Morgan Stanley Dean Witter
                                            Funds May 1997-April 1999, and Executive Vice
                                            President of Dean Witter, Discover & Co.

Jack E. Nelson............................  President and owner, Nelson Investment
423 Country Club Drive                      Planning Services, Inc., a financial planning
Winter Park, FL 32789                       company and registered investment adviser in
Date of Birth: 02/13/36                     the State of Florida. President and owner,
Age: 65                                     Nelson Ivest Brokerage Services Inc., a
                                            member of the National Association of
                                            Securities Dealers, Inc. and Securities
                                            Investors Protection Corp. Trustee/Director
                                            of each of the funds in the Fund Complex.

                                                      PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                      EMPLOYMENT IN PAST 5 YEARS
          ---------------------                      --------------------------
Richard F. Powers, III*...................  Chairman, President and Chief Executive
1 Parkview Plaza                            Officer of Van Kampen Investments. Chairman,
P.O. Box 5555                               Director and Chief Executive Officer of the
Oakbrook Terrace, IL 60181-5555             Advisers, the Distributor, Van Kampen
Date of Birth: 02/02/46                     Advisors Inc. and Van Kampen Management Inc.,
Age: 55                                     since 1998. Director and officer of certain
                                            other subsidiaries of Van Kampen Investments.
                                            Chief Sales and Marketing Officer of Morgan
                                            Stanley Dean Witter Asset Management Inc.
                                            Trustee/Director and President of each of the
                                            funds in the Fund Complex. Trustee, President
                                            and Chairman of the Board of other investment
                                            companies advised by the Advisers and their
                                            affiliates, and Chief Executive Officer of
                                            Van Kampen Exchange Fund. Prior to May 1998,
                                            Executive Vice President and Director of
                                            Marketing at Morgan Stanley Dean Witter and
                                            Director of Dean Witter Discover & Co. and
                                            Dean Witter Realty. Prior to 1996, Director
                                            of Dean Witter Reynolds Inc.

Phillip B. Rooney.........................  President of ServiceMaster Management
One ServiceMaster Way                       Services, a network of quality service
Downers Grove, IL 60515                     companies, since January 2001. Director of
Date of Birth: 07/08/44                     Illinois Tool Works, Inc., a manufacturing
Age: 56                                     company, since 1990. Trustee of the
                                            University of Notre Dame since 1993.
                                            Trustee/Director of each of the funds in the
                                            Fund Complex. Prior to 2001, Director of the
                                            Urban Shopping Centers Inc., a retail
                                            management Company. Vice Chairman from April
                                            1997 to April 2000 and Director from 1994 to
                                            2000 of The ServiceMaster Company, a business
                                            and consumer services Company. Prior to 1998,
                                            Director of Stone Container Corp., a paper
                                            manufacturing company. President and Chief
                                            Executive Officer of Waste Management, Inc.,
                                            an environmental services company, from June
                                            1996 through February 1997, and from November
                                            1984 through June 1996 Mr. Rooney was
                                            President and Chief Operating Officer of
                                            Waste Management, Inc.

                                                      PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                      EMPLOYMENT IN PAST 5 YEARS
          ---------------------                      --------------------------
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps,
333 West Wacker Drive                       Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                           counsel to the funds in the Fund Complex and
Date of Birth: 08/22/39                     other investment companies advised by the
Age: 61                                     Advisers. Trustee/ Director of each of the
                                            funds in the Fund Complex, and
                                            Trustee/Managing General Partner of other
                                            investment companies advised by the Advisers.

Suzanne H. Woolsey........................  Chief Operating Officer of the National
2101 Constitution Ave., N.W.                Academy of Sciences/National Research
Room 206                                    Council, an independent, federally chartered
Washington, D.C. 20418                      policy institution, since 1993. Director of
Date of Birth: 12/27/41                     Neurogen Corporation, a pharmaceutical
Age: 59                                     company, since January 1998. Director of the
                                            German Marshall Fund of the United States,
                                            Trustee of Colorado College, and Vice Chair
                                            of the Board of the Council for Excellence in
                                            Government. Trustee/Director of each of the
                                            funds in the Fund Complex. Prior to 1993,
                                            Executive Director of the Commission on
                                            Behavioral and Social Sciences and Education
                                            at the National Academy of Sciences/National
                                            Research Council. From 1980 through 1989,
                                            Partner of Coopers & Lybrand.


------------------------------------

*Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of each of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to each of the funds in the Fund Complex. Messrs. Merin and Powers are interested persons of each of the funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley Dean Witter or its affiliates.

                                    OFFICERS



     Messrs. Smith, Santo, Ciccarone, Reynoldson, Sullivan and Zimmermann are located at 1 Parkview Plaza, Oakbrook Terrace, IL 60181-5555. Mr. Boyd is located at 2800 Post Oak Blvd., Houston, TX 77056.



      NAME, AGE, POSITIONS AND                       PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                           DURING PAST 5 YEARS
      ------------------------                       ---------------------

Stephen L. Boyd......................  Managing Director and Chief Investment Officer of
Date of Birth: 11/16/40                Van Kampen Investments, and Managing Director,
Executive Vice President and Chief     President and Chief Operating Officer of the
Investment Officer                     Advisers, Van Kampen Management Inc. and Van
Age: 60                                Kampen Advisors Inc. Executive Vice President and
                                       Chief Investment Officer of each of the funds in
                                       the Fund Complex and certain other investment
                                       companies advised by the Advisers or their
                                       affiliates. Prior to December 2000, Executive
                                       Vice President and Chief Investment Officer of
                                       Van Kampen Investments, and President and Chief
                                       Operating Officer of the Advisers. Prior to April
                                       2000, Executive Vice President and Chief
                                       Investment Officer for Equity Investments of the
                                       Advisers. Prior to October 1998, Vice President
                                       and Senior Portfolio Manager with AIM Capital
                                       Management, Inc. Prior to February 1998, Senior
                                       Vice President and Portfolio Manager of Van
                                       Kampen American Capital Asset Management, Inc.,
                                       Van Kampen American Capital Investment Advisory
                                       Corp. and Van Kampen American Capital Management,
                                       Inc.

      NAME, AGE, POSITIONS AND                       PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                           DURING PAST 5 YEARS
      ------------------------                       ---------------------
A. Thomas Smith III..................  Managing Director, General Counsel, Secretary and
Date of Birth: 12/14/56                Director of Van Kampen Investments, the Advisers,
Vice President and Secretary           Van Kampen Advisors Inc., Van Kampen Management
Age: 44                                Inc., the Distributor, Investor Services, and
                                       certain other subsidiaries of Van Kampen
                                       Investments. Vice President and Secretary of each
                                       of the funds in the Fund Complex and Vice
                                       President and Secretary/Vice President, Principal
                                       Legal Officer and Secretary of other investment
                                       companies advised by the Advisers or their
                                       affiliates. Prior to December 2000, Executive
                                       Vice President, General Counsel, Secretary and
                                       Director of Van Kampen Investments, the Advisers,
                                       Van Kampen Advisors Inc., Van Kampen Management
                                       Inc., the Distributor, Investor Services and
                                       certain other subsidiaries of Van Kampen
                                       Investments. Prior to January 1999, Vice
                                       President and Associate General Counsel to New
                                       York Life Insurance Company ("New York Life"),
                                       and prior to March 1997, Associate General
                                       Counsel of New York Life. Prior to December 1993,
                                       Assistant General Counsel of The Dreyfus
                                       Corporation. Prior to August 1991, Senior
                                       Associate, Willkie Farr & Gallagher. Prior to
                                       January 1989, Staff Attorney at the Securities
                                       and Exchange Commission, Division of Investment
                                       Management, Office of Chief Counsel.

Michael H. Santo.....................  Managing Director, Chief Operations and
Date of Birth: 10/22/55                Technology Officer and Director of Van Kampen
Vice President                         Investments, the Advisers, the Distributor, Van
Age: 45                                Kampen Advisors Inc., Van Kampen Management Inc.
                                       and Investor Services, and serves as a Director
                                       or Officer of certain other subsidiaries of Van
                                       Kampen Investments. Vice President of each of the
                                       funds in the Fund Complex and certain other
                                       investment companies advised by the Advisers and
                                       their affiliates. Prior to December 2000,
                                       Executive Vice President, Chief Administrative
                                       Officer and Director of Van Kampen Investments,
                                       the Advisers, the Distributor, Van Kampen
                                       Advisors Inc., Van Kampen Management Inc. and
                                       Investor Services. Prior to 1998, Senior Vice
                                       President and Senior Planning Officer for
                                       Individual Asset Management of Morgan Stanley
                                       Dean Witter and its predecessor since 1994. From
                                       1990-1994, First Vice President and Assistant
                                       Controller in Dean Witter's Controller's
                                       Department.

      NAME, AGE, POSITIONS AND                       PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                           DURING PAST 5 YEARS
      ------------------------                       ---------------------

Richard A. Ciccarone.................  Principal and Co-head of the Fixed Income
Date of Birth: 06/15/52                Department of the Advisers, Van Kampen Management
Vice President                         Inc. and Van Kampen Advisors Inc. Prior to
Age: 48                                December 2000, Senior Vice President of the
                                       Advisers, Van Kampen Management Inc. and Van
                                       Kampen Advisors Inc. Prior to May 2000, he served
                                       as Co-head of Municipal Investments and Director
                                       of Research of the Advisers, Van Kampen
                                       Management Inc. and Van Kampen Advisors Inc. Mr.
                                       Ciccarone first joined the Adviser in June 1983,
                                       and worked for the Adviser until May 1989, with
                                       his last position being a Vice President. From
                                       June 1989 to April 1996, he worked at EVEREN
                                       Securities (formerly known as Kemper Securities),
                                       with his last position at EVEREN being an
                                       Executive Vice President.

John R. Reynoldson...................  Principal and Co-head of the Fixed Income
Date of Birth: 05/15/53                Department of the Advisers, Van Kampen Management
Vice President                         Inc. and Van Kampen Advisors Inc. Prior to
Age: 47                                December 2000, Senior Vice President of the
                                       Advisers, Van Kampen Management Inc. and Van
                                       Kampen Advisors Inc. Prior to May 2000, he
                                       managed the investment grade taxable group for
                                       the Advisers since July 1999. From July 1988 to
                                       June 1999, he managed the government securities
                                       bond group for Asset Management. Mr. Reynoldson
                                       has been with Asset Management since April 1987,
                                       and has been a Senior Vice President of Asset
                                       Management since July 1988. He has been a Senior
                                       Vice President of Advisory Corp. and Van Kampen
                                       Management Inc. since June 1995 and Senior Vice
                                       President of Van Kampen Advisors Inc. since June
                                       2000.

John L. Sullivan.....................  Senior Vice President of Van Kampen Investments,
Date of Birth: 08/20/55                the Advisers, Van Kampen Management Inc. and Van
Vice President, Chief Financial        Kampen Advisors Inc. Vice President, Chief
Officer and Treasurer                  Financial Officer and Treasurer of each of the
Age: 45                                funds in the Fund Complex and certain other
                                       investment companies advised by the Advisers or
                                       their affiliates.

      NAME, AGE, POSITIONS AND                       PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                           DURING PAST 5 YEARS
      ------------------------                       ---------------------
John H. Zimmermann, III..............  Managing Director and Director of Van Kampen
Date of Birth: 11/25/57                Investments, and Managing Director, President and
Vice President                         Director of the Distributor. Vice President of
Age: 43                                each of the funds in the Fund Complex. Prior to
                                       December 2000, President of Van Kampen Insurance
                                       Agency of Illinois Inc., and Senior Vice
                                       President and Director of Van Kampen Investments.
                                       From November 1992 to December 1997, Mr.
                                       Zimmermann was Senior Vice President of the
                                       Distributor.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 61 operating funds in the Fund Complex. Each trustee/director who is not an affiliated person of the Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



     The compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. The compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee/director, provided that no compensation will be paid in connection with certain telephonic special meetings.



     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                     Fund Complex
                                                      -------------------------------------------
                                                                      Aggregate
                                                                      Estimated
                                                       Aggregate       Maximum
                                                      Pension or       Annual           Total
                                        Aggregate     Retirement    Benefits from   Compensation
                        Year First    Compensation     Benefits       the Fund         before
                       Appointed or      before       Accrued as       Complex      Deferral from
                        Elected to    Deferral from     Part of         Upon            Fund
       Name(1)          the Board      the Fund(2)    Expenses(3)   Retirement(4)    Complex(5)
       -------         ------------   -------------   -----------   -------------   -------------
J. Miles Branagan          1991          $2,561         $48,349        $60,000        $123,400
Jerry D. Choate            1999           2,561          17,925         60,000         123,400
Linda Hutton Heagy         1995           2,561           5,242         60,000         123,400
R. Craig Kennedy           1995           2,561           3,556         60,000         123,400
Jack E. Nelson             1995           2,561          24,881         60,000         123,400
Phillip B. Rooney          1997           2,561           8,458         60,000         123,400
Wayne W. Whalen            1995           2,561          17,005         60,000         123,400
Suzanne H. Woolsey         1999           2,561          11,238         60,000         123,400


------------------------------------


(1) Trustees not eligible for compensation are not included in the Compensation Table. Paul G. Yovovich resigned as a member of the Board of Trustees for the Fund and other funds in the Fund Complex on April 14, 2000. Fernando Sisto retired as a member of the Board of Trustees for the Fund and other funds in the Fund Complex on December 31, 2000.



(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year ended November 30, 2000. The following trustees deferred compensation from the Fund during the fiscal year ended November 30, 2000: Mr. Branagan, $2,561; Mr. Choate, $2,561; Ms. Heagy, $2,561; Mr. Kennedy, $1,776; Mr. Nelson, $2,561; Mr. Rooney, $2,561;
    and Mr. Whalen, $2,561. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of November 30, 2000 is as follows: Mr. Branagan, $16,228; Mr. Choate, $3,969; Ms. Heagy, $11,504; Mr. Kennedy, $10,433; Mr. Miller, $3,182; Mr. Nelson, $24,577; Mr. Robinson, $6,928; Mr. Rooney, $13,600; Mr.
    Sisto, $11,751; and Mr. Whalen, $17,028. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating investment companies in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2000. The retirement plan is described above the Compensation Table.


(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.


(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2000 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 2000. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $294,400 during the calendar year ended December 31, 2000.



     The Fund, the Adviser, the Subadviser and the Distributor have adopted Codes of Ethics (collectively, the "Code of Ethics") that set forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


     As of March 1, 2001, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


                         INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the cost of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Trust (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Advisory Agreement.



     The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments in connection with the purchase and sale of portfolio investments less any direct expenses incurred by such subsidiary of Van Kampen Investments in connection with obtaining such commissions, fees, brokerage or similar payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Fund's benefit and to advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.



     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed 0.95% of the average daily net assets, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Fund except (1) interest and taxes, (2) brokerage commissions,

(3) certain litigation and indemnification expenses as described in the Advisory Agreement, and (4) payments made by the Fund pursuant to the distribution plans.


     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.



     During the fiscal years ended November 30, 2000, 1999 and 1998, the Adviser received approximately $7,761,500, $7,836,200 and $7,402,600, respectively, in advisory fees from the Fund.


                                OTHER AGREEMENTS


     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which Advisory Corp. provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.



     During the fiscal years ended November 30, 2000, 1999 and 1998, Advisory Corp. received approximately $89,800, $345,500 and $352,200, respectively, in accounting services fees from the Fund.


                            DISTRIBUTION AND SERVICE


     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.


                                                                 Total            Amounts
                                                              Underwriting      Retained by
                                                              Commissions       Distributor
                                                              ------------      -----------
Fiscal Year Ended November 30, 2000.....................       $2,843,000        $215,200
Fiscal Year Ended November 30, 1999.....................       $3,383,063        $245,613
Fiscal Year Ended November 30, 1998.....................       $3,096,411        $352,187


     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
                  Size of                         Offering        Amount            As a % of
                 Investment                        Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $100,000..........................       4.75%           4.99%              4.25%
$100,000 but less than $250,000.............       3.75%           3.90%              3.25%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------


* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. For single purchases of $20 million or more by an individual retail investor, the Distributor will pay, at the time of purchase and directly out of the Distributor's assets (and not out of the Fund's assets), a commission or transaction fee of 1.00% to authorized dealers who initiate and are responsible for such purchases. The commission or transaction fee of 1.00% will be computed on a percentage of the dollar value of such shares sold.


     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.



     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each such class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.


     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.


     As of November 30, 2000, there were $21,732,411 and $979,621 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 5.95% and 0.76% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.



     For the fiscal year ended November 30, 2000, the Fund's aggregate expenses paid under the Plans for Class A Shares were $2,376,110 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended November 30, 2000, the Fund's aggregate expenses paid under the Plans for Class B Shares were $3,629,477 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $2,654,843 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $974,634 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended November 30, 2000, the Fund's aggregate expenses paid under the Plans for Class C Shares were $1,126,369 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments:
$455,992 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $670,377 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.



     From time to time, the Distributor may enter into agreements with broker-dealers to offer the Fund through retirement plan alliance programs that offer multiple fund families. These programs may have special investment minimums and operational requirements. For more information, trustees and other fiduciaries should contact the Distributor.


                                 TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Board of Trustees of the Fund.

     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.



     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.


     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.


     Effective October 31, 1996, Morgan Stanley & Co. Incorporated ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Reynolds, Inc. ("Dean Witter") became an affiliate of the Adviser. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.



     The Fund paid the following commissions to all brokers and affiliated brokers during the years shown:


Commissions Paid:


                                                                      Affiliated Brokers
                                                                     --------------------
                                                         All         Morgan         Dean
                                                       Brokers       Stanley       Witter
                                                       -------       -------       ------
Fiscal year ended November 30, 2000..................  $   --          --           --
Fiscal year ended November 30, 1999..................  $4,320          --           --
Fiscal year ended November 30, 1998..................  $8,520          --           --
Fiscal year 2000 Percentages:
  Commissions with affiliate to total commissions.............         --           --
  Value of brokerage transactions with affiliate to
     total transactions.......................................         --           --



     During the fiscal year ended November 30, 2000, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT


     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.


SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc. c/o Investor Services, PO Box 218256, Kansas City, MO 64121-8256, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS


     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Money Purchase and Profit Sharing Keogh plans.


AUTOMATED CLEARING HOUSE("ACH") DEPOSITS


     Shareholders can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application form. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired).


DIVIDEND DIVERSIFICATION


     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the Participating Fund into which distributions would be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.


SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange periodic checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan which can be established on a form made available by the Fund when Van Kampen Trust Company serves as the plan custodian. See "Shareholder Services--Retirement Plans."


     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.


     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.


REINSTATEMENT PRIVILEGE



     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.


                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.


                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of

$1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.


                         WAIVER OF CLASS B AND CLASS C
                       CONTINGENT DEFERRED SALES CHARGES

     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contributions pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury Regulation Section 1.401(k)-1(d)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN


     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.


     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.


REDEMPTION BY ADVISER


     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND.


     The Trust and its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.



     If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and (ii) 90% of its net tax-exempt interest income, and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.



     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.



     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.



     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.


DISTRIBUTIONS TO SHAREHOLDERS


     The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of such securities.



     Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.


     Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.


     Interest on certain "private-activity bonds" is an item of tax preference subject to the federal alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.


     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income for federal income tax purposes, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.



     While the Fund expects that a major portion of its net investment income will consist of tax-exempt interest, a portion may consist of investment company taxable income. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Some or all of the interest on indebtedness incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year will not be deductible for federal income tax purposes, based upon the ratio of the exempt-interest dividends to the total of exempt-interest dividends plus dividends received by the shareholder (excluding capital gain dividends) during the year.


     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.


     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend.

Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.


     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES


     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares sold are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends) see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.


CAPITAL GAINS RATES

     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

BACKUP WITHHOLDING


     The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.


INFORMATION REPORTING


     The Fund must report annually to the IRS and to each shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such dividends.


GENERAL


     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


                                FUND PERFORMANCE


     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods. Other total return quotations, aggregate or average, over other time periods may also be included.



     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund.


     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.


     Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's Indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking and rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; (3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended November 30, 2000 was -2.30%, (ii) the five-year period ended November 30, 2000 was 4.23%, (iii) the ten-year period ended November 30, 2000 was 6.34% and (iv) the approximately 14 years period from January 2, 1986 (the commencement of investment operations) to November 30, 2000 was 6.37%.



     The Fund's yield with respect to the Class A Shares for the 30-day period ending November 30, 2000 was 6.18%. The Fund's current distribution rate with respect to the Class A Shares for the month ending November 30, 2000 (calculated in the manner described in the Prospectus) was 6.06%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending November 30, 2000 was 9.47%.



     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to November 30, 2000 was 151.22%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from its inception to November 30, 2000 was 163.67%.


CLASS B SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B of the Fund for (i) the one-year period ended November 30, 2000 was -2.05%, (ii) the five-year period ended November 30, 2000 was 4.21% and (iii) the approximately eight-year, four month period of July 20, 1992 (the commencement of distribution for Class B Shares of the Fund) through November 30, 2000 was 5.63%.



     The Fund's yield with respect to the Class B Shares for the 30-day period ending November 30, 2000 was 5.72%. The Fund's current distribution rate with respect to the Class B Shares for the month ending November 30, 2000 was 5.57%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending November 30, 2000 was 8.70%.


     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from July 20, 1992

(the commencement of distribution for Class B Shares of the Fund) to November 30, 2000 was 58.06%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge with respect to the Class B Shares from July 20, 1992 (the commencement of distribution for Class B Shares of the Fund) to November 30, 2000 was 58.06%.


CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended November 30, 2000 was 0.93%, (ii) the five-year period ended November 30, 2000 was 4.46% and (iii) the approximately six-year, eleven month period from December 10, 1993 (the commencement of distribution for Class C Shares of the Fund) to November 30, 2000 was 4.83%.



     The Fund's yield with respect to the Class C Shares for the 30-day period ending November 30, 2000 was 5.73%. The Fund's current distribution rate with respect to the Class C Shares for the month ending November 30, 2000 was 5.58%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending November 30, 2000 was 8.72%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge with respect to the Class C Shares from December 10, 1993 (the commencement of distribution for Class C Shares of the
Fund) to November 30, 2000 was 38.98%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge with respect to the Class C Shares from December 10, 1993 (the commencement of distribution for Class C Shares of the
Fund) to November 30, 2000 was 38.98%.



     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.


                               OTHER INFORMATION

     CUSTODY OF ASSETS


     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 as custodian. The custodian also provides accounting services to the Fund.

     SHAREHOLDER REPORTS


     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.



     INDEPENDENT AUDITORS



     Independent auditors perform an annual audit of the financial statements of the Fund. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors.



     PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, Illinois 60601 ("PWC"), ceased being the Fund's independent auditors effective May 25, 2000. The cessation of the client-auditor relationship between the Fund and PWC was based solely on a possible future business relationship by PWC with an affiliate of the Fund's investment adviser. The change in independent auditors was approved by the Fund's audit committee and the Fund's Board of Trustees, including Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act).


     LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen High Yield Municipal
Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Van Kampen High Yield Municipal Fund (the "Fund"), as of November 30, 2000, and the related statement of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets of the Fund for the year ended November 30, 1999, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated January 21, 2000, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers or other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the 2000 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at November 30, 2000, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

Chicago, IL
January 8, 2001

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

November 30, 2000
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON    MATURITY    MARKET VALUE
          MUNICIPAL BONDS  96.5%
          ALABAMA  0.6%
$1,000    Alabama Spl Care Facs Fin Auth Montgomery
          Rev......................................  6.300%   06/01/24   $      857,610
 5,000    Alabama St Indl Dev Auth Solid Waste Disp
          Rev Pine City Fiber Co...................  6.450    12/01/23        4,786,700
 2,000    Alabama St Space Science Exhibit
          Commission Ctfs Partn....................  6.875    10/01/24        1,844,040
 4,000    West Jefferson Cnty, AL Amusement & Pub
          Pk Auth First Mtg Visionland Proj........  6.375    02/01/29        2,204,400
                                                                         --------------
                                                                              9,692,750
                                                                         --------------
          ALASKA  0.5%
 2,000    Alaska St Hsg Fin Corp Genl Mtg Ser A
          (MBIA Insd)..............................  6.000    06/01/49        1,992,480
 3,000    Juneau, AK City & Borough Nonrecourse
          Rev......................................  6.875    12/01/25        2,742,570
 2,250    Seward, AK Rev AK Sealife Cent Proj......  7.650    10/01/16        2,154,398
                                                                         --------------
                                                                              6,889,448
                                                                         --------------
          ARIZONA  2.9%
 1,170    Casa Grande, AZ Indl Dev Auth Rfdg.......  8.250    12/01/15        1,172,071
 2,803    Chandler, AZ Indl Dev Auth Rev Chandler
          Fin Cent Proj Ser 1986 (c)...............  9.875    12/01/16        1,801,125
 3,000    Flagstaff, AZ Indl Dev Auth Rev Sr Living
          Cmnty Northern AZ Ser A..................  6.200    09/01/28        2,492,850
 5,500    Maricopa Cnty, AZ Indl Dev Auth Multi-
          Family Hsg Rev, 144A (e).................  6.625    07/01/33        5,002,360
 3,000    Maricopa Cnty, AZ Indl Dev Auth Sr Living
          Fac Rev..................................  7.750    04/01/15        3,006,810
 1,465    Maricopa Cnty, AZ Indl Dev Auth Horizon
          Cmnty Learning Cent Proj.................  7.125    06/01/10        1,462,495
 1,250    Maricopa Cnty, AZ Indl Dev Auth Horizon
          Cmnty Learning Cent Proj.................  7.950    06/01/23        1,254,937
 4,000    Maricopa Cnty, AZ Pollutn Ctl El Paso
          Elec Ser A Rfdg..........................  6.625    08/01/15        4,000,200
   500    Mesa, AZ Indl Dev Auth Rev Discovery Hlth
          Sys Ser A (MBIA Insd)....................  5.625    01/01/29          504,185

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON    MATURITY    MARKET VALUE
          ARIZONA (CONTINUED)
$1,000    Peoria, AZ Indl Dev Auth Rev Sierra Winds
          Life Ser A Rfdg..........................  6.375%   08/15/29   $      849,460
 2,000    Peoria, AZ Indl Dev Auth Rev Sierra Winds
          Life Ser A Rfdg..........................  6.500    08/15/31        1,722,780
 1,000    Phoenix, AZ Indl Dev Auth Arpt Fac Rev
          America West Airls Inc Proj..............  6.250    06/01/19          876,040
 1,500    Pima Cnty, AZ Indl Dev Auth Hlthcare Fac
          Rev Ser A................................  8.250    11/15/22        1,461,420
 3,000    Pima Cnty, AZ Indl Dev Auth Multi-Family
          Rev, 144A (e)............................  6.625    10/01/28        2,843,310
 1,000    Pima Cnty, AZ Indl Dev Auth Multi-Family
          Rev Hsg Wilmot Vista Apts Proj Ser A.....  7.250    11/15/18          955,620
 2,000    Pima Cnty, AZ Indl Dev Auth Rev La Posada
          at Park Cent Ser A.......................  7.000    05/15/27        1,918,780
 1,025    Pinal Cnty, AZ Indl Dev Auth Casa Grande
          Regl Med Cent Proj Ser A.................  8.125    12/01/22        1,062,997
   475    Pinal Cnty, AZ Indl Dev Auth Casa Grande
          Regl Med Cent Proj Ser B.................  8.125    12/01/22          492,608
 2,115    Red Hawk Canyon Cmnty Facs Dist No 2 AZ
          Dist Assmt Rev...........................  6.500    12/01/12        2,072,827
 1,035    Scottsdale, AZ Indl Dev Auth Rev First
          Mtg Westminster Vlg Ser A Rfdg...........  8.000    06/01/11        1,083,665
 2,000    Scottsdale, AZ Indl Dev Auth Rev First
          Mtg Westminster Vlg Ser A Rfdg...........  8.250    06/01/15        2,103,300
 3,245    Tucson, AZ Indl Dev Auth Hsg Catalina
          Assisted Ser A...........................  6.500    07/01/31        3,265,768
 1,845    Tuscon, AZ Indl Dev Auth Rev Clarion
          Santa Rita Hotel Ser A Rfdg, 144A (e)....  6.375    12/01/16        1,686,238
                                                                         --------------
                                                                             43,091,846
                                                                         --------------
          ARKANSAS  0.2%
 3,855    Jackson Cnty, AR Hlthcare Fac Brd First
          Mtg Hosp Rev Newport Hosp & Clinic Inc...  7.375    11/01/11        3,728,826
                                                                         --------------

          CALIFORNIA  3.8%
 1,255    Abag Fin Auth For Nonprofit Corps CA Ctfs
          Partn....................................  6.375    11/15/15        1,161,063
 1,455    Abag Fin Auth For Nonprofit Corps CA Ctfs
          Partn....................................  6.375    11/15/28        1,287,573
 1,210    California Edl Fac Auth Rev Pacific
          Graduate Sch of Psych....................  7.600    11/01/21        1,281,390

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON    MATURITY    MARKET VALUE
          CALIFORNIA (CONTINUED)
$2,275    California Edl Fac Auth Rev Pacific
          Graduate Sch of Psych....................  8.000%   11/01/21   $    2,440,688
 2,850    Contra Costa Cnty, CA Multi-Family Hsg
          Rev......................................  6.750    12/01/30        2,686,553
 2,000    Corona, CA Ctfs Partn Vista Hosp Sys Inc
          Ser B (f)................................  9.500    07/01/20          800,340
 2,500    Corona, CA Ctfs Partn Vista Hosp Sys Inc
          Ser C (f)................................  8.375    07/01/11        1,000,450
 1,035    Davis, CA Pub Fac Fin Auth Loc Agy Rev...  6.600    09/01/25        1,079,619
 1,500    Folsom, CA Spl Tax Cmnty Fac Dist No 7
          Rfdg.....................................  7.250    09/01/21        1,594,605
 1,000    Fontana, CA Spl Tax Cmnty Facs Dist 11
          Ser A Rfdg...............................  6.500    09/01/28        1,017,460
 2,000    Fontana, CA Spl Tax Cmnty Facs Dist 11
          Ser B....................................  6.500    09/01/28        2,034,920
 2,585    Fresno, CA Ctfs Partn....................  8.500    05/01/16        2,654,717
   840    Healdsburg, CA Ctfs Partn Nuestro Hosp
          Inc......................................  6.250    11/01/08          794,094
 2,500    Healdsburg, CA Ctfs Partn Nuestro Hosp
          Inc......................................  6.375    11/01/28        2,109,325
   960    Indio, CA Pub Fin Auth Rev Tax
          Increment................................  6.500    08/15/27          991,258
 2,485    Lake Elsinore, CA Pub Fin Auth Loc Agy
          Rev Ser F................................  7.100    09/01/20        2,636,759
 1,000    Los Angeles, CA Cmnty Fac Dist Spl Tax No
          3 Cascades Business Pk...................  6.400    09/01/22        1,024,830
 3,000    Los Angeles, CA Regl Arpts Impt Corp
          Lease Rev................................  6.350    11/01/25        2,951,880
 4,500    Millbrae, CA Residential Fac Rev Magnolia
          of Millbrae Proj Ser A...................  7.375    09/01/27        4,406,760
 1,000    Moreno Vly, CA Spl Tax Towngate Cmnty Fac
          Dist 87-1................................  7.125    10/01/23        1,024,590
 2,000    Perris, CA Pub Fin Auth Loc Agy Rev Ser
          D........................................  7.875    09/01/25        2,161,260
 2,930    Reedley, CA Ctfs Partn...................  7.500    10/01/26        2,951,946
 3,065    Richmond, CA Redev Agy Multi-Family Rev
          Ser A....................................  7.500    09/01/23        3,110,055
 1,885    Sacramento, CA Spl Tax Cmnty Fac Dist No
          97-1 Ser A...............................  6.700    09/01/17        1,978,138
 2,000    Sacramento, CA Spl Tax Cmnty Fac Dist No
          97-1 Ser A...............................  6.750    09/01/27        2,084,860

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON    MATURITY    MARKET VALUE
          CALIFORNIA (CONTINUED)
$2,500    San Bernardino, CA Assoc Cmntys Fin Auth
          Hlthcare Ctfs Partn......................  6.900%   05/01/27   $    1,130,250
 3,120    San Jose, CA Multi-Family Hsg Rev Helzer
          Courts Apts Ser A, 144A (e)..............  6.400    12/01/41        2,927,964
 1,900    San Luis Obispo, CA Ctfs Partn Vista Hosp
          Sys Inc (f)..............................  8.375    07/01/29          760,361
 1,990    Simi Valley, CA Cmnty Dev Agy Coml
          Sycamore Plaza II Rfdg...................  6.000    09/01/12        2,090,973
 2,000    Vallejo, CA Ctfs Partn Touro Univ........  7.250    06/01/16        2,064,500
   500    Ventura, CA Port Dist Ctfs Partn.........  6.375    08/01/28          507,325
                                                                         --------------
                                                                             56,746,506
                                                                         --------------
          COLORADO  3.0%
 1,900    Arvada, CO Multi-Family Rev Hsg Arvada
          Nightingale Proj Rfdg, 144A (e)..........  6.250    12/01/18        1,786,798
 1,060    Berry Creek Metro Dist CO Rfdg...........  7.300    12/01/12        1,094,153
 1,000    Colorado Hlth Fac Auth Rev Baptist Home
          Assn Ser A...............................  6.250    08/15/13          879,950
 2,250    Colorado Hlth Fac Auth Rev Baptist Home
          Assn Ser A...............................  6.375    08/15/24        1,811,543
 1,500    Colorado Hlth Fac Auth Rev Christian
          Living Campus Proj.......................  9.000    01/01/25        1,628,910
 2,000    Colorado Hlth Fac Auth Rev Shalom Pk Proj
          Rfdg.....................................  7.250    12/15/25        2,001,400
 1,135    Colorado Hlth Fac Auth Rev Sr Living Fac
          Eaton Terrace Ser A......................  6.800    07/01/09        1,119,360
 3,250    Colorado Hlth Fac Auth Rev Sr Living Fac
          Eaton Terrace Ser A......................  7.250    07/01/22        3,029,325
 1,100    Colorado Hlth Facs Auth Hlth &
          Residential Care Facs Rev................  6.000    07/01/29          892,551
   750    Colorado Hlth Facs Auth Rev Ser A Rfdg...  5.875    07/01/28          597,143
 2,000    Colorado Hsg Fin Auth Single Family Pgm
          Sr B 2...................................  6.800    04/01/30        2,192,460
 3,000    Cottonwood Wtr & Sanitation Dist CO Ser A
          Rfdg.....................................  7.750    12/01/20        3,111,030
 1,055    Denver, CO City & Cnty Indl Dev Rev
          Jewish Cmnty Cent Proj...................  7.375    03/01/09        1,098,223
 1,130    Denver, CO City & Cnty Indl Dev Rev
          Jewish Cmnty Cent Proj...................  7.500    03/01/14        1,169,301
   815    Denver, CO City & Cnty Indl Dev Rev
          Jewish Cmnty Cent Proj...................  7.875    03/01/19          851,202

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON    MATURITY    MARKET VALUE
          COLORADO (CONTINUED)
$2,000    Denver, CO City & Cnty Spl Fac Arpt Rev
          United Airls Proj Ser A..................  6.875%   10/01/32   $    1,972,540
 1,770    Denver, CO Urban Renewal Auth Tax
          Increment Rev South Bdwy/
          Montgomery Ward..........................  8.500    05/01/16        1,883,368
 1,800    Eagle Cnty, CO Air Term Corp Rev Arpt
          Term Proj................................  7.500    05/01/21        1,824,444
 1,900    Eagle Riverview, CO Affordable Hsg Corp
          Multi-Family Rev.........................  6.300    07/01/29        1,758,393
 1,735    Eaglebend, CO Affordable Hsg Corp
          Multi-Family Rev Hsg Proj................  6.400    07/01/17        1,683,228
 1,500    Eaglebend, CO Affordable Hsg Corp
          Multi-Family Rev Hsg Proj................  6.450    07/01/21        1,442,175
 3,975    Lafayette, CO Indl Dev Rev Rocky Medium
          Term Note Instr Proj Ser A...............  7.000    10/01/18        3,602,264
   500    Lafayette, CO Indl Dev Rev Rocky Medium
          Term Note Instr Proj Ser B...............  6.125    10/01/08          472,830
 4,025    Northern Metro Dist, CO Adams Cnty Rfdg
          (MBIA Insd) 144A (e).....................  6.500    12/01/16        4,146,550
   129    Skyland Metro Dist, CO Gunnison Cnty Rfdg
          (Var Rate Cpn)...........................  8.250    12/01/08           92,235
   750    Snowmass Vlg, CO Multi-Family Hsg Rev Ser
          A Rfdg...................................  8.000    09/01/14          769,935
 2,000    Telluride, CO Hsg Auth Hsg Rev Shandoka
          Apts Proj Rfdg...........................  7.875    06/01/17        2,049,460
                                                                         --------------
                                                                             44,960,771
                                                                         --------------
          CONNECTICUT  0.9%
 2,015    Connecticut St Dev Auth First Mtg Gross
          Rev Hlthcare Proj CT Baptist Homes Inc
          Proj.....................................  8.750    09/01/12        2,170,578
 1,500    Connecticut St Dev Auth Indl Afco Cargo
          Bdl LLC Proj.............................  8.000    04/01/30        1,525,740
 3,315    Connecticut St Dev Auth Indl Dev Rev
          Watson Foods Co Inc Proj.................  5.900    06/01/28        2,849,342
   500    Connecticut St Dev Auth Mystic Marinelife
          Aquar Proj Ser A.........................  7.000    12/01/27          501,320
 1,100    Connecticut St Hlth & Edl Fac Auth Rev
          Tolland Cnty Hlthcare Inc Ser A..........  6.875    07/01/27        1,062,864
   300    Connecticut St Hlth & Edl Facs Auth
          Rev......................................  6.875    07/01/17          293,598
 1,675    Greenwich, CT Hsg Auth Multi-Family Rev
          Hsg Greenwich Close Ser B................  7.500    09/01/27        1,586,359

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON    MATURITY    MARKET VALUE
          CONNECTICUT (CONTINUED)
$1,365    Manchester, CT Redev Agy Multi-Family Mtg
          Rev Bennet Hsg Dev Rfdg..................  7.200%   12/01/18   $    1,400,435
 1,920    New Haven, CT Indl Fac Rev Adj Govt Cent
          Thermal Energies.........................  7.250    07/01/09        1,924,493
                                                                         --------------
                                                                             13,314,729
                                                                         --------------
          DELAWARE  0.5%
 2,040    Delaware St Econ Dev Auth Indl Dev Rev
          First Mtg Dover Hlthcare Rfdg............  7.875    04/01/08        2,044,305
   930    Delaware St Econ Dev Auth Rev Osteopathic
          Hosp Assn of DE Ser A (Prerefunded @
          07/01/04)................................  9.500    01/01/22        1,082,083
 2,055    Sussex Cnty, DE Assisted Living Fac Rev
          Heritage At Milford Proj.................  7.250    07/01/29        1,893,374
 3,455    Wilmington, DE Multi-Family Rent Rev Hsg
          Electra Arms Sr Assoc Proj...............  6.250    06/01/28        3,121,247
                                                                         --------------
                                                                              8,141,009
                                                                         --------------
          DISTRICT OF COLUMBIA  0.3%
 1,545    District of Columbia Rev Methodist Home
          Issue....................................  6.000    01/01/29        1,247,603
 3,500    District of Columbia Rev Natl Pub Radio
          Ser A....................................  7.700    01/01/23        3,593,555
                                                                         --------------
                                                                              4,841,158
                                                                         --------------
          FLORIDA  8.7%
 1,270    Bobcat Trail Cmnty, FL Dev Dist Cap Impt
          Rev Ser A................................  7.500    05/01/19        1,318,641
   830    Bobcat Trail Cmnty, FL Dev Dist Cap Impt
          Rev Ser B................................  6.750    05/01/04          831,311
 3,335    Boca Raton, FL Hsg Auth Mtg Hsg Rev First
          Lien Banyan Place Sr Living Ser A........  7.150    04/01/31        3,026,913
   910    Boca Raton, FL Hsg Auth Mtg Hsg Rev
          Second Lien Banyan Place Sr Living Ser
          B........................................  8.700    10/01/32          884,556
   140    Charlotte Cnty, FL Indl Dev Auth Rev
          Beverly Enterprises Rfdg................. 10.000    06/01/11          145,970
 1,090    Collier Cnty, FL Indl Dev Auth Retirement
          Rental Hsg Rev Rfdg...................... 10.750    03/01/03        1,131,551
 4,205    Fishhawk Cmnty, FL Dev Dist Spl Assmt
          Rev......................................  7.625    05/01/18        4,488,249
 2,000    Fleming Is Plantation Cmnty Ser B........  7.375    05/01/31        2,100,700
 5,000    Florida Hsg Fin Corp Rev Hsg Beacon Hill
          Apts Ser C...............................  6.610    07/01/38        4,679,600

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON    MATURITY    MARKET VALUE
          FLORIDA (CONTINUED)
$5,500    Florida Hsg Fin Corp Rev Hsg Cypress
          Trace Apts Ser G.........................  6.600%   07/01/38   $    5,200,415
 4,000    Florida Hsg Fin Corp Rev Hsg Westbrook
          Apts Ser U1..............................  6.450    01/01/39        3,659,160
 5,980    Florida Hsg Fin Corp Rev Hsg Westchase
          Apts Ser B...............................  6.610    07/01/38        5,696,249
   785    Fort Walton Beach, FL Indl Dev Rev First
          Mtg Fort Walton Beach Venture Proj....... 10.500    12/01/16          795,951
   980    Heritage Harbor Cmnty Dev Dist FL Rev
          Recntl...................................  7.750    05/01/19          966,221
 1,000    Heritage Harbor Cmnty Dev Dist FL Rev Spl
          Assmt Ser A..............................  6.700    05/01/19          995,220
   905    Hernando Cnty, FL Indl Dev Rev Beverly
          Enterprises Rfdg......................... 10.000    09/01/11          949,508
 3,000    Hialeah Gardens, FL Indl Dev Rev
          Waterford Convalescent Ser A Rfdg........  8.250    12/01/14        3,130,050
 1,500    Hillsborough Cnty, FL Hsg Fin Auth Multi-
          Family Rev Clipper Cove Apts Proj Ser
          A........................................  7.375    07/01/40        1,510,305
 1,500    Homestead, FL Indl Dev Rev Brookwood
          Gardens Cent Proj Ser A Rfdg.............  8.250    12/01/14        1,565,025
 1,220    Lake Bernadette, FL Cmnty Dev Dist Spl
          Assmt Rev Ser A..........................  8.000    05/01/17        1,302,740
 2,325    Lake Saint Charles, FL Cmnty Dev Dist Spl
          Assmt Rev................................  7.875    05/01/17        2,467,615
 2,350    Largo, FL Sun Coast Hlth Sys Rev Hosp
          Rfdg.....................................  6.300    03/01/20        1,896,873
   630    Lee Cnty, FL Indl Dev Auth Econ Rev
          Encore Nursing Cent Partn Rfdg...........  8.125    12/01/07          657,468
 5,000    Leon Cnty, FL Edl Facs Auth Rev Southgate
          Residence Hall Ser A Rfdg................  6.750    09/01/28        4,582,950
 3,000    Marshall Creek Cmnty Dev Dist FL Spl
          Assmt Ser A..............................  7.650    05/01/32        3,065,550
 4,055    Mount Dora, FL Hlth Fac Auth Hlth Rev....  7.125    08/15/21        3,955,977
   975    North Springs, FL Impt Dist Spl Assmt
          Rev......................................  7.000    05/01/19        1,003,558
 2,590    Northern Palm Beach Cnty, FL Impt Dist
          Wtr Ctl & Impt Unit Dev 16 Rfdg..........  7.500    08/01/24        2,667,208
   355    Orange Cnty, FL Hlth Fac Auth Rev First
          Mtg Orlando Lutheran Twr Rfdg............  8.125    07/01/06          369,601
 2,035    Orange Cnty, FL Hlth Fac Auth Rev First
          Mtg Orlando Lutheran Twr Rfdg............  8.400    07/01/14        2,180,279

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON    MATURITY    MARKET VALUE
          FLORIDA (CONTINUED)
$2,075    Orange Cnty, FL Hlth Fac Auth Rev First
          Mtg Orlando Lutheran Twr Rfdg............  8.625%   07/01/20   $    2,247,246
 2,000    Orange Cnty, FL Hlth Fac Auth Rev First
          Mtg Orlando Lutheran Twr Rfdg............  8.750    07/01/26        2,157,460
 1,000    Orange Cnty, FL Hlth Fac Auth Rev
          Westminster Community Care...............  6.500    04/01/12          935,250
 2,000    Orange Cnty, FL Hlth Fac Auth Rev
          Westminster Community Care...............  6.600    04/01/24        1,782,720
 4,000    Orange Cnty, FL Hlth Facs Auth Rev Hosp
          Regl Hlthcare Sys Ser E..................  6.000    10/01/26        3,960,760
 2,330    Orange Cnty, FL Hsg Fin Auth Hsg Alhambra
          Trace Apts Proj Ser C....................  7.375    04/01/28        2,411,410
 2,360    Orange Cnty, FL Hsg Fin Auth Multi-Family
          Rev Mtg Hands Inc Proj Ser A.............  7.875    10/01/15        2,489,965
 2,535    Orange Cnty, FL Hsg Fin Auth Multi-Family
          Rev Mtg Hands Inc Proj Ser A.............  8.000    10/01/25        2,688,469
   375    Orange Cnty, FL Indl Dev Auth Rev Beverly
          Enterprises Proj Rfdg....................  9.250    08/01/10          390,724
 1,000    Orange Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Sys.......................  6.375    11/15/20          985,550
 2,000    Orange Cnty, FL Hlth Facs Auth Rev Hosp
          Adventist Hlth Sys.......................  6.500    11/15/30        1,972,660
 2,900    Overoaks, FL Cmnty Dev Dist Cap Impt
          Rev......................................  8.250    05/01/17        3,184,142
 3,000    Pinellas Cnty, FL Edl Fac Auth Rev
          College Harbor Proj Ser A................  8.250    12/01/21        2,845,680
   500    Pinellas Cnty, FL Edl Facs Auth Rev
          College Harbor Proj Ser A................  8.500    12/01/28          474,190
   975    Piney Z Cmnty Dev Dist FL Cap Impt Rev
          Ser A....................................  7.250    05/01/19        1,009,320
 1,030    Piney Z Cmnty Dev Dist FL Cap Impt Rev
          Ser B....................................  6.500    05/01/02        1,025,334
 2,000    Poinciana Cmnty Dev Dist FL Ser A........  7.125    05/01/31        2,045,200
   245    Santa Rosa Cnty, FL Indl Dev Auth Rev
          First Mtg Sandy Ridge Care Cent.......... 10.500    04/01/16          247,612
 1,500    Sarasota Cnty, FL Hlth Fac Auth Hlth Fac
          Sunnyside Pptys..........................  6.700    07/01/25        1,337,715
 1,000    Sarasota Cnty, FL Hlth Fac Auth Rev
          Hlthcare Jewish Hsg Council..............  7.375    07/01/16          943,510
 1,000    Sarasota Cnty, FL Hlth Fac Auth Rev
          Hlthcare Manatee Jewish Rfdg.............  7.000    07/01/16          935,710

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          FLORIDA (CONTINUED)
$1,000    St John's Cnty, FL Indl Dev Auth Hlthcare
          Rev Bayview Proj Ser A................... 7.100%   10/01/16   $      980,350
 2,000    St John's Cnty, FL Indl Dev Auth Hlthcare
          Rev Bayview Proj Ser A................... 7.100    10/01/26        1,951,260
 1,000    Stoneybrook West Cmnty Dev Ser A......... 7.000    05/01/32        1,003,950
 1,000    Stoneybrook West Cmnty Dev Ser B......... 6.450    05/01/10          998,880
 2,160    Tamarac, FL Indl Dev Rev Sun Belt
          Precision Prods Inc...................... 6.500    08/01/17        2,026,641
 1,595    Tampa Palms, FL Open Space & Trans Cmnty
          Dev Dist Rev Cap Impt Area 7 Proj........ 8.500    05/01/17        1,707,017
 2,100    Tampa Palms, FL Open Space & Trans Cmnty
          Dev Dist Rev Cap Impt Area 7 Proj........ 7.500    05/01/18        2,198,007
 3,000    Tampa, FL Hosp Rev Cap Impt H Lee Moffitt
          Ser A.................................... 5.750    07/01/29        2,825,790
 1,000    Tara Cmnty Dev Dist No 1 FL Cap Impt Rev
          Ser B.................................... 6.750    05/01/10        1,002,340
 3,000    University Square Cmnty Dev Dist FL Cap
          Impt Rev................................. 6.750    05/01/20        3,012,000
 1,000    Vista Lakes Cmnty Dev Dist FL Cap Impt
          Rev Ser A................................ 7.200    05/01/32        1,011,940
   710    Volusia Cnty, FL Indl Dev Auth Bishops
          Glen Proj Rfdg........................... 7.125    11/01/06          771,159
 2,000    Volusia Cnty, FL Indl Dev Auth Bishops
          Glen Proj Rfdg........................... 7.625    11/01/26        2,322,180
 1,630    Westchase East Cmnty, FL Dev Dist Cap
          Impt Rev................................. 7.500    05/01/17        1,701,378
 1,960    Westchase East Cmnty, FL Dev Dist Cap
          Impt Rev................................. 7.300    05/01/18        2,062,567
                                                                        --------------
                                                                           128,871,500
                                                                        --------------
          GEORGIA  2.0%
 1,000    Americus Sumter Cnty, GA Hosp Auth Rev
          South GA Methodist Ser A Rfdg............ 6.375    05/15/29          847,920
 1,640    Athens Clarke Cnty, GA Residential Care
          Fac for the Elderly Auth Rev............. 6.350    10/01/17        1,463,995
 1,720    Athens Clarke Cnty, GA Residential Care
          Fac for the Elderly Auth Rev............. 6.375    10/01/27        1,483,483
 2,976    Atlanta, GA Urban Residential Fin Auth
          Multi-Family Mtg Rev Hsg Peachtree Apts
          Proj Ser A............................... 8.500    04/01/26        3,170,647

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          GEORGIA (CONTINUED)
$2,976    Atlanta, GA Urban Residential Fin Auth
          Multi-Family Mtg Rev Hsg Peachtree Apts
          Proj Ser C (g)........................... 2.400%   04/01/26   $      439,235
 3,800    Atlanta, GA Urban Residential Fin Auth
          Multi-Family Rev Proj Ser A.............. 6.750    07/01/30        3,636,144
   375    Coweta Cnty, GA Residential Care Fac For
          The Elderly Auth Rev First Lien Wesley
          Woods Ser A.............................. 7.625    10/01/06          388,193
 1,500    Coweta Cnty, GA Residential Care Fac For
          The Elderly Auth Rev First Lien Wesley
          Woods Ser A.............................. 8.200    10/01/16        1,598,565
 1,500    Coweta Cnty, GA Residential Care Fac For
          The Elderly Auth Rev First Lien Wesley
          Woods Ser A.............................. 8.250    10/01/26        1,602,105
   500    Forsyth Cnty, GA Hosp Auth Rev GA Baptist
          Hlthcare Sys Proj........................ 6.000    10/01/08          477,995
 1,500    Forsyth Cnty, GA Hosp Auth Rev GA Baptist
          Hlthcare Sys Proj........................ 6.250    10/01/18        1,317,045
 1,500    Forsyth Cnty, GA Hosp Auth Rev GA Baptist
          Hlthcare Sys Proj........................ 6.375    10/01/28        1,288,350
 1,445    Fulton Cnty, GA Hsg Auth Multi-Family Hsg
          Rev...................................... 6.375    02/01/08        1,407,647
 4,000    Fulton Cnty, GA Hsg Auth Multi-Family Hsg
          Rev...................................... 6.500    02/01/28        3,757,840
 1,175    Fulton Cnty, GA Residential Care Fac
          Elderly Auth Rev......................... 6.900    07/01/19        1,056,137
 2,810    Fulton Cnty, GA Residential Care Sr Lien
          RHA Asstd Living Ser A................... 7.000    07/01/29        2,467,545
   300    Richmond Cnty, GA Dev Auth Nursing Home
          Rev Beverly Enterprises GA Proj Rfdg..... 8.750    06/01/11          314,823
 2,500    Rockdale Cnty, GA Dev Auth Solid Waste
          Disp Visy Paper Inc Proj................. 7.500    01/01/26        2,547,150
                                                                        --------------
                                                                            29,264,819
                                                                        --------------
          HAWAII  0.4%
   765    Hawaii Cnty, HI Impt Dist No 17 Spl Assmt
          Kaloko Subdivision....................... 9.500    08/01/11          767,739
 3,205    Hawaii St Dept Trans Spl Fac Continental
          Airls Inc................................ 5.625    11/15/27        2,538,296

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          HAWAII (CONTINUED)
$2,465    Hawaii St Hsg Fin & Dev Corp Single
          Family Mtg Rev Ser A (ACA Insd).......... 5.350%   07/01/18   $    2,377,270
                                                                        --------------
                                                                             5,683,305
                                                                        --------------
          IDAHO  0.2%
 2,500    Idaho Hlth Facs Auth Rev Vly Vista Care
          Ser A Rfdg (b)........................... 7.875    11/15/29        2,407,775
                                                                        --------------

          ILLINOIS  7.5%
 1,475    Bedford Park, IL Tax Increment Rev 71st &
          Cicero Proj Rfdg......................... 7.375    01/01/12        1,530,740
   895    Bedford Park, IL Tax Increment Rev Sr
          Lien Bedford City Sq Proj................ 9.250    02/01/12          947,143
 2,000    Carol Stream, IL First Mtg Rev Windsor
          Park Manor Proj Rfdg..................... 7.200    12/01/14        1,990,420
   415    Cary, IL Spl Tax Svc Area No 1 Cambridge
          Ser A.................................... 7.500    03/01/10          423,375
 1,185    Cary, IL Spl Tax Svc Area No 1 Cambridge
          Ser A.................................... 7.625    03/01/30        1,200,855
 2,375    Chicago, IL Tax Increment Alloc Sub Cent
          Loop Redev Ser A......................... 6.500    12/01/05        2,375,499
 1,440    Chicago, IL Tax Increment Alloc Read
          Dunning Ser B............................ 7.250    01/01/14        1,567,339
 1,925    Chicago, IL Tax Increment Alloc
          Subordinated Central Loop Inds Ser A (ACA
          Insd).................................... 6.500    12/01/08        1,992,260
 1,150    Chicago, IL Neighborhoods Alive 21 Pgm
          Ser A (FGIC Insd)........................ 6.000    01/01/28        1,200,773
 1,000    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          American Airls Inc Proj Ser A............ 8.200    12/01/24        1,111,930
   540    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          American Airls Inc Proj Ser A............ 7.875    11/01/25          551,399
   790    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          Delta Airls Inc Rfdg..................... 6.450    05/01/18          779,390
 3,000    Chicago, IL Wtr Rev Rfdg (FGIC Insd)..... 5.250    11/01/27        2,857,560
 3,000    Clay Cnty, IL Hosp Rev................... 5.900    12/01/28        2,409,120
 3,000    Crestwood, IL Tax Increment Rev Rfdg..... 7.250    12/01/08        3,094,650
 2,500    Godfrey, IL Rev United Methodist Vlg Ser
          A........................................ 5.875    11/15/29        1,966,675
   500    Hodgkins, IL Tax Increment Ser A Rfdg.... 9.500    12/01/09          538,220
 4,000    Hodgkins, IL Tax Increment Ser A Rfdg.... 7.625    12/01/13        4,248,560
 3,750    Hoopeston, IL Hosp Cap Impt Rev Hoopeston
          Cmnty Mem Hosp Rfdg...................... 6.550    11/15/29        3,299,362

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          ILLINOIS (CONTINUED)
$3,435    Huntley, IL Increment Alloc Rev Huntley
          Redev Proj Ser A......................... 8.500%   12/01/15   $    3,782,828
 4,000    Huntley, IL Spl Svc Area No 10 Ser A..... 6.500    03/01/29        3,780,400
 2,450    Huntley, IL Spl Svc Area No 6............ 6.750    02/01/25        2,366,332
 1,000    Huntley, IL Spl Svc Area No 7............ 6.300    03/01/28          921,440
   500    Illinois Dev Fin Auth Econ Dev Rev Latin
          Sch of Chicago Proj...................... 5.650    08/01/28          455,695
 2,470    Illinois Dev Fin Auth Hlth Fac Rev Cmnty
          Living Options........................... 7.125    03/01/10        2,499,714
   555    Illinois Dev Fin Auth Rev Cmnty Fac
          Clinic Altgeld Proj...................... 8.000    11/15/06          573,121
 1,750    Illinois Dev Fin Auth Rev Cmnty Fac
          Clinic Altgeld Proj...................... 8.000    11/15/16        1,799,700
 2,000    Illinois Dev Fin Auth Rev Debt
          Restructure-East Saint Louis............. 7.375    11/15/11        2,169,180
 4,500    Illinois Edl Fac Auth Rev Peace Mem
          Ministries Proj.......................... 7.500    08/15/26        4,554,270
 1,000    Illinois Edl Facs Auth Rev Lifelink Corp
          Oblig Group Rfdg......................... 5.850    02/15/20          826,300
 4,295    Illinois Edl Facs Auth Rev Lifelink Corp
          Oblig Group Rfdg......................... 5.700    02/15/24        3,399,106
 3,250    Illinois Hlth Fac Auth Rev............... 7.500    01/01/11        2,890,485
 2,000    Illinois Hlth Fac Auth Rev Central
          Baptist Home Proj........................ 7.125    11/15/29        1,891,540
 1,475    Illinois Hlth Fac Auth Rev Covenant
          Retirement Cmntys Ser A.................. 7.600    12/01/12        1,557,408
 3,000    Illinois Hlth Fac Auth Rev Fairview Oblig
          Group Ser A Rfdg......................... 7.400    08/15/23        2,952,570
 2,250    Illinois Hlth Fac Auth Rev Fairview
          Residence Rockford Ser A................. 6.500    08/15/29        1,955,273
 1,700    Illinois Hlth Fac Auth Rev Lifelink Corp
          Oblig Group Ser B (Prerefunded @
          02/15/05)................................ 8.000    02/15/25        1,922,496
 4,000    Illinois Hlth Fac Auth Rev Lutheran Home
          & Svcs Proj Ser A........................ 7.500    08/15/26        4,041,720
 2,000    Illinois Hlth Fac Auth Rev OSF Hlthcare
          Sys...................................... 6.250    11/15/29        1,938,860
 1,000    Illinois Hlth Facs Auth Rev Bohemian
          Tabor Hills Ser B Rfdg................... 5.900    11/15/24          827,970
 3,000    Illinois Hsg Dev Auth Rev Homeowner Mtg
          Subser D-4............................... 6.050    08/01/31        3,041,820
 8,760    Illinois St Real Estate Lease Ctfs (ACA
          Insd) (a) (c)............................ 8.800    06/15/18       10,039,423

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          ILLINOIS (CONTINUED)
$  990    Loves Park, IL Rev Hoosier Care Proj Ser
          A........................................ 7.125%   06/01/34   $      894,911
   765    Peoria, IL Spl Tax Weaverridge Spl Svc
          Area..................................... 7.625    02/01/08          796,067
 2,050    Peoria, IL Spl Tax Weaverridge Spl Svc
          Area..................................... 8.050    02/01/17        2,176,013
 1,473    Robbins, IL Res Recovery Rev
          Restructuring Proj Ser A (f)............. 8.375    10/15/16          184,180
   577    Robbins, IL Res Recovery Rev
          Restructuring Proj Ser B (f)............. 8.375    10/15/16           72,070
   212    Robbins, IL Res Recovery Rev
          Restructuring Proj Ser C................. 7.250    10/15/09          201,566
   989    Robbins, IL Res Recovery Rev
          Restructuring Proj Ser C................. 7.250    10/15/24          906,994
   459    Robbins, IL Res Recovery Rev
          Restructuring Proj Ser D.................   *      10/15/09          214,536
 1,040    Round Lake Beach, IL Tax Increment Rev
          Rfdg..................................... 7.200    12/01/04        1,082,141
 2,500    Round Lake Beach, IL Tax Increment Rev
          Rfdg..................................... 7.500    12/01/13        2,589,725
 2,640    Saint Charles, IL Indl Dev Rev Tri-City
          Cent Proj................................ 7.500    11/01/13        2,654,256
 3,855    Saint Charles, IL Multi-Family Hsg Rev
          Bonds Wessel Court Proj.................. 7.600    04/01/24        3,890,389
 2,000    Saint Charles, IL Spl Svc Area No 21..... 6.625    03/01/28        1,864,340
                                                                        --------------
                                                                           111,800,109
                                                                        --------------
          INDIANA  2.6%
   425    Carmel, IN Retirement Rental Hsg Rev
          Beverly Enterprises Inc Proj Rfdg........ 8.750    12/01/08          448,337
 1,100    Crawfordsville, IN Redev Cmnty Dist Tax
          Increment Rev............................ 7.350    02/01/17        1,085,029
 1,390    Delaware Cnty, IN Redev Dist Tax
          Increment Rev............................ 6.875    02/01/18        1,327,936
 2,500    East Chicago, IN Solid Waste Disposal Rev
          USG Corp Proj............................ 6.375    08/01/29        1,826,900
 1,000    Indiana Hlth Fac Auth Cmnty Hartsfield
          Vlg Proj Ser A........................... 6.375    08/15/27          860,660
   750    Indiana Hlth Fac Auth Saint Anthony
          Home..................................... 7.000    05/15/17          718,252
 1,000    Indiana Hlth Fac Auth Saint Anthony
          Home..................................... 7.250    05/15/24          994,930
 2,485    Indiana Hlth Fac Fin Auth Rev Hoosier
          Care Proj Ser A.......................... 7.125    06/01/34        2,246,316
 2,895    Indiana Hlth Fac Fin Auth Rev Metro
          Hlth/IN Inc Proj......................... 6.300    12/01/23        2,447,549

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          INDIANA (CONTINUED)
$3,000    Indiana Hlth Fac Fin Auth Rev Metro
          Hlth/IN Inc Proj......................... 6.400%   12/01/33   $    2,489,490
 2,592    Indiana St Dev Fin Auth Indl Dev Rev
          Unr-Rohn Inc Proj, 144A (e).............. 7.500    03/01/11        2,665,613
 3,000    Indianapolis, IN Arpt Auth Rev Spl Fac
          Federal Express Corp Proj................ 7.100    01/15/17        3,130,620
 8,270    Indianapolis, IN Arpt Auth Rev Spl Fac
          United Airls Proj Ser A.................. 6.500    11/15/31        7,749,155
   175    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B......................   *      12/30/10           77,635
   135    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B......................   *      12/30/11           55,253
   130    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B......................   *      12/30/12           48,972
   130    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B......................   *      12/30/13           45,171
   125    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B......................   *      12/30/14           39,900
   125    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B......................   *      12/30/15           36,792
   125    Saint Joseph Cnty, IN Redev Dist Tax
          Increment Rev Ser B......................   *      12/30/16           33,928
 2,000    South Bend, IN Econ Dev Rev Ser A........ 6.250    11/15/29        1,679,540
   300    Valparaiso, IN Econ Dev Rev First Mtg
          Whispering Pines Cent.................... 7.300    01/01/02          301,629
   980    Valparaiso, IN Econ Dev Rev First Mtg
          Whispering Pines Cent.................... 7.500    01/01/07          991,172
 1,405    Valparaiso, IN Econ Dev Rev First Mtg
          Whispering Pines Cent.................... 7.750    01/01/12        1,420,891
 2,045    Valparaiso, IN Econ Dev Rev First Mtg
          Whispering Pines Cent.................... 8.000    01/01/17        2,067,843
   400    Wells Cnty, IN Hosp Auth Rev Caylor
          Nickel Med Cent Inc Rfdg................. 8.500    04/15/03          433,796
 3,600    Wells Cnty, IN Hosp Auth Rev Caylor
          Nickel Med Cent Inc Rfdg................. 8.750    04/15/12        4,020,444
                                                                        --------------
                                                                            39,243,753
                                                                        --------------
          IOWA  0.7%
 1,000    Bremer Cnty, IA Hlthcare & Residential
          Fac Rev Proj Rfdg........................ 7.250    11/15/29          949,720
 1,500    Cedar Rapids, IA Rev First Mtg Cottage
          Grove Rfdg Ser A......................... 5.875    07/01/28        1,089,375

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          IOWA (CONTINUED)
$3,000    Iowa Fin Auth Cmnty Provider Rev Boys &
          Girl Home Family Proj (ACA Insd)......... 6.250%   12/01/28   $    3,008,580
 2,770    Iowa Fin Auth Multi-Family Rev Hsg Park
          West Proj Rfdg........................... 8.000    10/01/23        2,793,157
 2,265    Iowa Fin Auth Retirement Fac Presbyterian
          Homes Mill Pond.......................... 6.000    10/01/33        1,822,238
 1,000    Scott Cnty, IA Rev Ridgecrest Vlg
          Proj Ser A............................... 7.250    11/15/26          974,890
                                                                        --------------
                                                                            10,637,960
                                                                        --------------
          KANSAS  0.6%
 1,000    Lawrence, KS Coml Dev Rev Holiday Inn Sr
          Ser A Rfdg............................... 8.000    07/01/16        1,033,160
 2,000    Lenexa, KS Hlthcare Fac Rev Lakeview Vlg
          Ser B.................................... 6.250    05/15/26        1,757,560
 3,000    Manhattan, KS Coml Dev Rev Holiday Inn Sr
          Ser A Rfdg............................... 8.000    07/01/16        3,113,850
 1,150    Olathe, KS Sr Living Fac Rev Aberdeen Vlg
          Inc Ser A................................ 8.000    05/15/30        1,157,211
 3,125    Shawnee Cnty, KS Rev United Methodist
          Homes Inc Ser A Rfdg..................... 6.125    11/15/19        2,607,875
                                                                        --------------
                                                                             9,669,656
                                                                        --------------
          KENTUCKY  0.6%
 1,000    Kenton Cnty, KY Aprt Brd Spl Mesaba
          Aviation Inc Proj Ser A.................. 6.625    07/01/19          954,580
 2,100    Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac
          Delta Airls Proj Ser A................... 7.500    02/01/12        2,170,392
 1,195    Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac
          Delta Airls Proj Ser A................... 8.100    12/01/15        1,208,611
 2,000    Kenton Cnty, KY Arpt Brd Spl Fac Rev
          Mesaba Aviation Inc Proj Ser A........... 6.700    07/01/29        1,886,920
 3,000    Newport, KY Pub Pptys Corp Rev First Mtg
          Pub Prkg & Plaza A 1..................... 8.500    01/01/27        2,942,070
                                                                        --------------
                                                                             9,162,573
                                                                        --------------
          LOUISIANA  1.9%
 4,700    Hodge, LA Util Rev....................... 9.000    03/01/10        4,795,645
   995    Iberia Parish, LA Hosp Svc Dist No 1 Hosp
          Rev...................................... 7.500    05/26/06        1,007,786
 2,000    Iberia Parish, LA Hosp Svc Dist No 1 Hosp
          Rev...................................... 8.000    05/26/16        1,981,620
 4,000    Lake Charles, LA Harbor & Terminal Dist
          Port Fac Rev Trunkline Lng Co Rfdg....... 7.750    08/15/22        4,266,280

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          LOUISIANA (CONTINUED)
$  200    Louisiana Hsg Fin Agy Rev Multi-Family
          Hsg Plantation Ser A..................... 9.000%   01/01/01   $      200,066
 4,675    Louisiana Hsg Fin Agy Rev Multi-Family
          Hsg Plantation Ser A..................... 7.125    01/01/28        3,760,710
 4,000    Louisiana Loc Govt Environment Facs Cmnty
          Dev Auth Rev Hlthcare Saint James Place
          Ser A Rfdg............................... 8.000    11/01/29        3,894,320
   530    Louisiana Pub Fac Auth Rev Indl Dev
          Beverly Enterprises Inc Rfdg............. 8.250    09/01/08          551,757
 1,000    Louisiana Pub Facs Auth Rev Progressive
          Hlthcare................................. 6.375    10/01/20          850,990
 1,000    Louisiana Pub Facs Auth Rev Progressive
          Hlthcare................................. 6.375    10/01/28          819,620
 1,150    Port New Orleans, LA Indl Dev Rev
          Avondale Inds Inc Proj Rfdg.............. 8.250    06/01/04        1,190,744
 2,500    Saint James Parish, LA Solid Waste Disp
          Rev Kaiser Alum Proj..................... 7.750    08/01/22        2,157,450
 2,000    Saint Tammany, LA Pub Trust Fin Auth Rev
          Christwood Proj Rfdg..................... 5.700    11/15/28        1,585,060
   500    West Feliciana Parish, LA Pollutn Ctl Rev
          Gulf States Util Co Proj Ser A........... 7.500    05/01/15          520,845
 1,000    West Feliciana Parish, LA Pollutn Ctl Rev
          Gulf States Util Co Proj Ser B........... 9.000    05/01/15        1,031,010
                                                                        --------------
                                                                            28,613,903
                                                                        --------------
          MAINE  0.5%
 3,200    Maine Fin Auth Solid Waste Disposal Rev
          Boise Cascade Corp Proj.................. 7.900    06/01/15        3,256,320
 2,000    Maine Hlth & Higher Edl Facs Auth Rev
          Piper Shores Ser A....................... 7.550    01/01/29        1,942,500
 1,500    Maine Vets Homes ME Rev.................. 7.750    10/01/20        1,561,320
                                                                        --------------
                                                                             6,760,140
                                                                        --------------
          MARYLAND  1.5%
 1,250    Anne Arundel Cnty, MD Spl Tax Dist
          Arundel Mills Proj....................... 7.100    07/01/29        1,285,950
 2,000    Anne Arundel Cnty, MD Spl Tax Dist
          Farmington Vlg Proj Ser A................ 6.250    06/01/25        1,870,780
 2,500    Baltimore Cnty, MD Mtg Rev Shelter Elder
          Care Ser A............................... 7.250    11/01/29        2,281,850
 1,750    Baltimore Cnty, MD Nursing Fac Eastpoint
          Rehab & Nursing Cent Ser A............... 6.750    04/01/28        1,226,453

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          MARYLAND (CONTINUED)
$2,000    Baltimore Cnty, MD Pollutn Ctl Rev
          Bethlehem Steel Corp Proj Ser A Rfdg..... 7.550%   06/01/17   $    1,746,960
 1,500    Frederick Cnty, MD Spl Oblig Urbana Cmnty
          Dev Auth................................. 6.625    07/01/25        1,443,660
 1,000    Howard Cnty, MD Retirement Cmnty Rev Ser
          A........................................ 7.250    05/15/15          958,590
 1,500    Howard Cnty, MD Retirement Cmnty Rev Ser
          A........................................ 7.875    05/15/21        1,440,495
 2,000    Maryland St Econ Dev Corp Afco Cargo BWI
          LLC Proj................................. 6.500    07/01/24        1,802,460
 1,075    Montgomery Cnty, MD Econ Dev Rev
          Editorial Proj In Edl Ser A, 144A (e).... 6.250    09/01/08        1,006,985
 3,730    Montgomery Cnty, MD Econ Dev Rev
          Editorial Projs In Edl Ser A, 144A (e)... 6.400    09/01/28        3,283,817
   850    Prince Georges Cnty, MD Hosp Rev (f)..... 6.375    01/01/23          297,670
 3,000    Prince Georges Cnty, MD Spl Oblig Spl
          Assmt Woodview Ser A..................... 8.000    07/01/26        3,277,950
                                                                        --------------
                                                                            21,923,620
                                                                        --------------
          MASSACHUSETTS  7.4%
   715    Massachusetts St Dev Fin Agy Mchsp Human
          Svcs Providers Ser A..................... 7.500    07/01/10          707,786
 1,025    Massachusetts St Dev Fin Agy Mchsp Human
          Svcs Providers Ser A..................... 8.000    07/01/20        1,018,081
 5,405    Massachusetts St Dev Fin Agy New England
          Cent For Children........................ 6.000    11/01/19        4,541,767
 1,060    Massachusetts St Dev Fin Agy Rev Boston
          Architectural Cent....................... 6.100    09/01/18        1,081,984
 1,445    Massachusetts St Dev Fin Agy Rev Boston
          Architectural Cent....................... 6.250    09/01/28        1,475,865
 1,000    Massachusetts St Dev Fin Agy Rev Greater
          Lynn Mental Hlth, 144A (e)............... 7.750    06/01/18          997,340
 1,385    Massachusetts St Dev Fin Agy Rev Greater
          Lynn Mental Hlth Ser B, 144A (e)......... 6.375    06/01/18        1,214,991
 3,945    Massachusetts St Dev Fin Agy Rev
          Hillcrest Edl Cent Inc................... 6.375    07/01/29        3,856,001
 5,000    Massachusetts St Dev Fin Agy Rev Hlthcare
          Fac Alliance Ser A....................... 7.100    07/01/32        4,637,450
 2,410    Massachusetts St Dev Fin Agy Rev
          Lexington Montessori Sch Issue........... 6.625    08/01/29        2,402,047
 1,000    Massachusetts St Dev Fin Agy Rev Mchsp
          Human Svcs Providers Ser A............... 6.750    07/01/18          844,040

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          MASSACHUSETTS (CONTINUED)
$2,470    Massachusetts St Dev Fin Agy Rev Mchsp
          Human Svcs Providers Ser C............... 7.750%   07/01/30   $    2,407,756
 3,090    Massachusetts St Dev Fin Agy Rev Whitney
          Academy Issue............................ 7.500    09/01/30        2,943,503
 3,000    Massachusetts St Hlth & Edl Christopher
          House Ser A Rfdg......................... 6.875    01/01/29        2,727,900
 1,410    Massachusetts St Hlth & Edl Fac Auth Rev
          Indpt Living Ser A....................... 8.100    07/01/18        1,553,030
 1,000    Massachusetts St Hlth & Edl Facs Auth Rev
          Smith College Ser D...................... 5.750    07/01/24        1,005,390
 2,000    Massachusetts St Indl Fin Agy Assisted
          Living Fac Rev........................... 8.000    09/01/27        2,079,860
 2,000    Massachusetts St Indl Fin Agy Assisted
          Living Fac Rev........................... 7.500    12/01/27        1,968,180
   960    Massachusetts St Indl Fin Agy First Mtg
          Pilgrim Inc Proj......................... 6.500    10/01/15          853,210
 4,000    Massachusetts St Indl Fin Agy Hlthcare
          Fac Rev Metro Hlth Fndtn Inc Proj Ser
          A........................................ 6.750    12/01/27        3,608,120
   450    Massachusetts St Indl Fin Agy Indl Rev
          Beverly Enterprises Inc/Gloucester &
          Lexington Proj Rfdg...................... 8.000    05/01/02          453,384
   800    Massachusetts St Indl Fin Agy Indl Rev
          Beverly Enterprises Inc/Gloucester &
          Lexington Proj Rfdg...................... 8.375    05/01/09          834,352
11,035    Massachusetts St Indl Fin Agy Rev First
          Mtg Reeds Landing Proj................... 7.100    10/01/28       10,277,227
   500    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Cent.......................... 8.000    12/01/06          520,945
 1,000    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Cent.......................... 8.375    12/01/13        1,089,600
 3,000    Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Cent.......................... 8.500    12/01/20        3,281,100
 2,555    Massachusetts St Indl Fin Agy Rev East
          Boston Neighborhood Proj................. 7.500    07/01/16        2,427,301
 2,560    Massachusetts St Indl Fin Agy Rev East
          Boston Neighborhood Proj................. 7.625    07/01/26        2,469,581
   630    Massachusetts St Indl Fin Agy Rev
          Evergreen Cent Inc....................... 8.000    11/01/06          656,958
 3,700    Massachusetts St Indl Fin Agy Rev
          Evergreen Cent Inc, 144A (e)............. 9.250    11/01/11        3,835,753

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          MASSACHUSETTS (CONTINUED)
$1,230    Massachusetts St Indl Fin Agy Rev
          Evergreen Cent Inc....................... 8.375%   11/01/13   $    1,358,879
 2,165    Massachusetts St Indl Fin Agy Rev
          Evergreen Cent Inc....................... 8.500    11/01/20        2,419,323
 1,005    Massachusetts St Indl Fin Agy Rev First
          Mtg Evanswood Bethzatha Ser A Rfdg....... 7.400    01/15/09          657,159
 2,000    Massachusetts St Indl Fin Agy Rev First
          Mtg Evanswood Bethzatha Ser A Rfdg....... 7.625    01/15/14        1,304,160
 2,000    Massachusetts St Indl Fin Agy Rev First
          Mtg Evanswood Bethzatha Ser A Rfdg....... 7.875    01/15/20        1,302,540
 1,700    Massachusetts St Indl Fin Agy Rev First
          Mtg Stone Institute & Newton............. 7.700    01/01/14        1,756,729
 1,760    Massachusetts St Indl Fin Agy Rev
          Glenmeadow Retirement Cmnty Ser C
          (Prerefunded @ 02/15/06)................. 8.250    02/15/08        2,078,067
 1,000    Massachusetts St Indl Fin Agy Rev
          Glenmeadow Retirement Cmnty Ser C
          (Prerefunded @ 02/15/06)................. 8.625    02/15/26        1,194,800
 2,570    Massachusetts St Indl Fin Agy Rev Greater
          Lynn Mental Hlth, 144A (e)............... 6.200    06/01/08        2,411,123
 6,000    Massachusetts St Indl Fin Agy Rev Greater
          Lynn Mental Hlth, 144A (e)............... 6.375    06/01/18        5,305,560
 3,560    Massachusetts St Indl Fin Agy Rev Greater
          Lynn Mental Hlth (Prerefunded @
          06/01/04)................................ 8.800    06/01/14        4,358,971
   740    Massachusetts St Indl Fin Agy Rev
          Hillcrest Edl Cent Inc Proj (Escrowed to
          Maturity)................................ 8.000    07/01/05          840,470
 2,850    Massachusetts St Indl Fin Agy Rev
          Hillcrest Edl Cent Inc Proj (Prerefunded
          @ 07/01/05).............................. 8.450    07/01/18        3,312,384
 1,030    Massachusetts St Indl Fin Agy Rev HMES
          Issue.................................... 7.000    09/01/12          986,740
 3,380    Massachusetts St Indl Fin Agy Rev JRC
          Assisted Living.......................... 7.500    07/01/26        3,306,417
 2,600    Massachusetts St Indl Fin Agy Rev
          Montserrat College Art Issue Ser A....... 7.000    12/01/27        2,567,396
 2,000    Massachusetts St Indl Fin Agy Rev Sr
          Living Fac Forge Hill Proj............... 6.750    04/01/30        1,714,540
 2,000    Massachusetts St Indl Fin Agy Trustees
          Deerfield Academy........................ 6.750    10/01/28        1,727,340
 5,000    Massachusetts St Tpk Auth Ser A (MBIA
          Insd).................................... 5.000    01/01/37        4,540,600
                                                                        --------------
                                                                           110,913,700
                                                                        --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          MICHIGAN  1.8%
$1,000    Detroit, MI Loc Dev Fin Auth Tax
          Increment Sr Ser B, 144A (e)............. 6.700%   05/01/21   $      975,740
 3,480    Detroit, MI Loc Dev Fin Auth Tax
          Increment Sub Ser C...................... 6.850    05/01/21        3,412,731
   910    Dickinson Cnty, MI Mem Hosp Sys Hosp Rev
          (Prerefunded @ 11/01/04)................. 7.625    11/01/05          967,039
 1,000    Dickinson Cnty, MI Mem Hosp Sys Hosp Rev
          (Prerefunded @ 11/01/04)................. 8.000    11/01/14        1,130,220
 1,590    Grand Blanc Academy MI Ctfs Partn........ 7.750    02/01/30        1,595,931
 3,000    Kalamazoo, MI Econ Dev Corp Rev Econ Dev
          Heritage Ser A........................... 7.250    05/15/25        2,799,270
 2,390    Meridian, MI Econ Dev Corp First Mtg
          Burcham Hills Ser A Rfdg................. 7.500    07/01/13        2,395,354
 3,430    Meridian, MI Econ Dev Corp First Mtg
          Burcham Hills Ser A Rfdg................. 7.750    07/01/19        3,437,614
 1,000    Michigan St Hosp Fin Auth Rev Ascension
          Hlth Credit Ser A........................ 6.125    11/15/26        1,013,350
   500    Michigan St Hosp Fin Auth Rev Hosp
          Genesys Hlth Sys Ser A Rfdg (Prerefunded
          @ 10/01/05).............................. 7.500    10/01/07          571,505
 1,500    Michigan St Hosp Fin Auth Rev Hosp
          Genesys Hlth Sys Ser A Rfdg (Prerefunded
          @ 10/01/05).............................. 8.100    10/01/13        1,753,185
 2,700    Michigan St Hosp Fin Auth Rev Hosp Henry
          Ford Hlth Ser A Rfdg..................... 5.250    11/15/25        2,431,566
 1,051    Michigan St Strategic Fd Ltd Oblig Rev
          Great Lakes Pulp & Fiber Proj (d) (f).... 8.000    12/01/27          210,275
 4,000    Michigan St Strategic Fd Solid Waste Disp
          Rev Genesee Pwr Station Proj............. 7.500    01/01/21        4,094,960
                                                                        --------------
                                                                            26,788,740
                                                                        --------------
          MINNESOTA  2.5%
 1,750    Albertville, MN Multi-Family Rev Hsg
          Cottages Albertville Proj Ser A.......... 6.750    09/01/29        1,666,875
 1,020    Austin, MN Multi-Family Rev Hsg Cedars of
          Austin Proj Rfdg......................... 7.500    04/01/17        1,034,566
 2,000    Austin, MN Multi-Family Rev Hsg Cedars of
          Austin Proj Rfdg......................... 7.500    04/01/18        2,028,560
 1,955    Brooklyn Cent, MN Multi-Family Hsg Rev
          Four Courts Apts Proj Ser A Rfdg......... 7.400    12/01/15        1,946,242
 1,220    Brooklyn Cent, MN Multi-Family Hsg Rev
          Four Courts Apts Proj Ser A Rfdg......... 7.500    06/01/25        1,213,229

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          MINNESOTA (CONTINUED)
$1,460    Cambridge, MN Hsg & Hlthcare Fac Rev
          Grandview West Proj Ser A................ 6.000%   10/01/28   $    1,186,717
 1,495    Cambridge, MN Hsg & Hlthcare Fac Rev
          Grandview West Proj Ser B................ 6.000    10/01/33        1,202,757
 1,375    Carlton, MN Hlth & Hsg Facs Inter-Faith
          Social Svcs Inc Proj..................... 7.500    04/01/19        1,327,769
 1,250    Carlton, MN Hlth & Hsg Facs Inter-Faith
          Social Svcs Inc Proj..................... 7.750    04/01/29        1,217,000
   750    Chicago City, MN Hlth Fac Rev Part
          Pleasant Heights Proj Ser A Rfdg......... 7.300    07/01/25          757,522
 3,000    Columbia Heights, MN Multi-Family Crest
          View Corp Proj........................... 6.000    03/01/33        2,464,680
 2,700    Dakota Cnty, MN Hsg & Redev.............. 6.250    05/01/29        2,482,461
 1,200    Maplewood, MN Hlthcare Fac Rev VOA Care
          Cent Proj................................ 7.450    10/01/16        1,218,756
 1,000    Minneapolis, MN Hlthcare Fac Rev Ebenezer
          Society Proj Ser A....................... 7.200    07/01/23          964,330
 1,000    Minneapolis, MN Hlthcare Fac Rev Saint
          Olaf Residence Inc Proj.................. 7.100    10/01/23          960,660
   350    Minneapolis, MN Multi-Family Rev Hsg
          Belmont Apts Proj........................ 7.250    11/01/16          349,968
 1,320    Minneapolis, MN Multi-Family Rev Hsg
          Belmont Apts Proj........................ 7.625    11/01/27        1,324,145
 3,040    New Brighton, MN Rental Hsg Rev
          Polynesian Vlg Apts Proj Ser A Rfdg...... 7.500    10/01/17        3,080,705
   635    New Hope, MN Multi-Family Rev Hsg
          Broadway Lanel Proj...................... 7.750    09/01/07          641,890
 2,320    New Hope, MN Multi-Family Rev Hsg
          Broadway Lanel Proj...................... 8.000    09/01/18        2,338,606
   735    North Saint Paul, MN Multi-Family Rev Hsg
          Cottages North Saint Paul Rfdg........... 9.000    02/01/09          757,087
 2,220    North Saint Paul, MN Multi-Family Rev Hsg
          Cottages North Saint Paul Rfdg........... 9.250    02/01/22        2,285,557
 2,255    Northfield, MN Hlthcare Facs Rev Three
          Links Care Cent Proj..................... 5.875    04/01/29        1,802,557
 1,000    Saint Paul, MN Port Auth Hotel Fac Rev
          Radisson Kellogg Proj Ser 2.............. 7.375    08/01/29          977,030
 2,000    Spring Lake Park, MN Multi-Family Hsg
          Cottages Spring Lake Rfdg (LOC: Zapp Natl
          Bank St Cloud)........................... 8.375    01/01/22        2,001,460
                                                                        --------------
                                                                            37,231,129
                                                                        --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          MISSISSIPPI  0.6%
$  895    Lowndes Cnty, MS Hosp Rev Golden Triangle
          Med Cent Rfdg............................ 8.500%   02/01/10   $      914,564
 3,585    Mississippi Bus Fin Corp MS Pollutn Ctl
          Rev Sys Energy Res Inc Proj.............. 5.875    04/01/22        3,277,909
 2,100    Mississippi Dev Bank Spl Oblig Diamond
          Lakes Utils Ser A Rfdg................... 6.250    12/01/17        1,981,602
 2,640    Ridgeland, MS Urban Renewal Rev The
          Orchard Ltd Proj Ser A Rfdg.............. 7.750    12/01/15        2,731,793
                                                                        --------------
                                                                             8,905,868
                                                                        --------------
          MISSOURI  2.1%
 2,755    Ellisville, MO Indl Dev Auth Rev Rfdg &
          Impt Gambrill Gardens Proj............... 6.200    06/01/29        2,305,274
   945    Ferguson, MO Tax Increment Rev Crossings
          at Halls Ferry Proj...................... 7.250    04/01/07          970,572
 2,000    Ferguson, MO Tax Increment Rev Crossings
          at Halls Ferry Proj...................... 7.625    04/01/17        2,057,080
 1,000    Ferguson, MO Tax Increment Rev Crossings
          at Halls Ferry Proj...................... 7.625    04/01/18        1,025,390
 3,610    Good Shepard Nursing Home Dist MO Nursing
          Home Fac Rev Rfdg........................ 5.900    08/15/23        2,997,708
 2,540    Jefferson Cnty, MO Indl Dev Auth Indl Rev
          Cedars Hlthcare Cent Proj Ser A Rfdg..... 8.250    12/01/15        2,637,434
 2,750    Jefferson Cnty, MO Jr College Dist
          Student Hsg Sys Rev Jefferson College.... 7.250    07/01/31        2,635,710
 2,985    Kansas City, MO Multi-Family Hsg Rev Vlg
          Green Apts Proj.......................... 6.250    04/01/30        2,686,918
   375    Missouri St Hlth & Edl Fac Auth Hlth Fac
          Rev Bethesda Hlth Ser A (Prerefunded @
          8/15/04)................................. 7.500    08/15/12          417,101
   700    Missouri St Hlth & Edl Fac Auth Hlth Fac
          Rev Bethesda Ser A....................... 7.500    08/15/12          702,191
 3,000    Perry Cnty, MO Nursing Home Rev Rfdg..... 5.900    03/01/28        2,413,530
 2,000    Saint Louis, MO Indl Dev Auth Rev Saint
          Louis Convention Ser A (b)............... 7.200    12/15/28        2,016,880
 1,000    Saint Louis, MO Indl Dev Auth Rev Saint
          Louis Convention Ser A (b)............... 6.875    12/15/20          986,590
 1,530    Saint Louis, MO Tax Increment Rev Scullin
          Redev Area Ser A......................... 10.000   08/01/10        1,835,373
 3,325    Saline Cnty, MO Indl Dev Auth Hlth Facs
          Rev John Fitzgibbon Mem Hosp Inc......... 6.500    12/01/28        2,913,697

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          MISSOURI (CONTINUED)
$3,600    Valley Park, MO Indl Dev Auth Sr Hsg Rev
          Cape Albeon Proj......................... 6.150%   12/01/33   $    3,024,180
                                                                        --------------
                                                                            31,625,628
                                                                        --------------
          MONTANA  0.2%
 2,825    Montana St Brd Invt Res Recovery Rev
          Yellowstone Energy L P Proj.............. 7.000    12/31/19        2,639,850
                                                                        --------------

          NEVADA  0.9%
 1,000    Boulder City, NV Hosp Rev Boulder City
          Hosp Inc Proj Rfdg....................... 5.850    01/01/22          816,530
 3,000    Clark Cnty, NV Assisted Living Homestead
          Boulder City Proj........................ 6.500    12/01/27        2,629,890
 1,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co
          Proj Ser A Rfdg.......................... 5.600    10/01/30          850,220
 1,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co
          Proj Ser B Rfdg.......................... 5.900    10/01/30          879,800
 1,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co
          Proj Ser C Rfdg.......................... 5.500    10/01/30          832,520
 2,000    Director St NV Dept Bus & Ind Las Vegas
          Monorail Proj (AMBAC Insd)............... 5.375    01/01/40        1,915,100
 2,000    Henderson, NV............................ 5.500    04/01/20        2,006,360
 1,430    Henderson, NV Loc Impt Dist No T-10...... 7.500    08/01/15        1,474,830
   845    Las Vegas, NV Spl Impt Dist No 505
          Elkhorn Springs.......................... 8.000    09/15/13          875,006
 1,020    Nevada St Dept Commerce Hlth Fac Rev
          Washoe Convalescent Cent Proj Rfdg....... 8.125    06/01/03        1,037,330
                                                                        --------------
                                                                            13,317,586
                                                                        --------------
          NEW HAMPSHIRE  2.5%
   435    New Hampshire Higher Edl & Hlth Fac Auth
          Rev Colby-Sawyer College Issue........... 7.200    06/01/12          456,189
 2,565    New Hampshire Higher Edl & Hlth Fac Auth
          Rev Colby-Sawyer College Issue........... 7.500    06/01/26        2,671,447
   860    New Hampshire Higher Edl & Hlth Fac Auth
          Rev First Mtg Odd Fellows Home Rfdg...... 8.000    06/01/04          877,914
 2,000    New Hampshire Higher Edl & Hlth Fac Auth
          Rev First Mtg Odd Fellows Home Rfdg...... 9.000    06/01/14        2,261,480
 1,000    New Hampshire Higher Edl & Hlth Fac Auth
          Rev Havenwood-Heritage Heights........... 7.350    01/01/18        1,002,690
 4,825    New Hampshire Higher Edl & Hlth Fac Auth
          Rev Havenwood-Heritage Heights........... 7.450    01/01/25        4,837,931

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          NEW HAMPSHIRE (CONTINUED)
$2,255    New Hampshire Higher Edl & Hlth Fac Auth
          Rev Hlthcare Visiting Nurse, 144A (e).... 7.250%   09/01/23   $    2,240,974
 2,000    New Hampshire Higher Edl & Hlth Fac Auth
          Rev New London Hosp Assn Proj............ 7.500    06/01/05        2,092,500
 1,000    New Hampshire Higher Edl & Hlth Fac Auth
          Rev Riverwoods at Exeter Ser A........... 6.500    03/01/23          879,730
 3,300    New Hampshire Higher Edl & Hlth Fac Auth
          Rev Vly Regl Hosp, 144A (e).............. 7.350    04/01/23        3,311,055
 2,000    New Hampshire Higher Edl & Hlth Facs Auth
          Rev...................................... 6.125    03/01/19        1,892,720
 4,845    New Hampshire Higher Edl & Hlth Facs Auth
          Rev Rfdg................................. 6.300    07/01/29        4,539,329
 1,000    New Hampshire Hlth & Edl Facs Auth Rev NH
          College Issue............................ 7.500    01/01/31        1,026,690
 3,720    New Hampshire St Business Fin Auth Elec
          Fac Rev Plymouth Cogeneration............ 7.750    06/01/14        3,756,716
 3,000    New Hampshire St Business Fin Auth Rev
          Alice Peck Day Hlth Systems Ser A Rfdg... 7.000    10/01/29        2,748,060
 1,320    New Hampshire St Hsg Fin Auth Single
          Family Rev............................... 5.900    07/01/28        1,312,793
   975    New Hampshire St Hsg Fin Auth Single
          Family Rev Ser G......................... 6.300    01/01/26          992,774
                                                                        --------------
                                                                            36,900,992
                                                                        --------------
          NEW JERSEY  4.8%
 4,990    Camden Cnty, NJ Impt Auth Lease Rev
          Dockside Refrig.......................... 8.400    04/01/24        4,800,679
 4,500    Camden Cnty, NJ Impt Auth Lease Rev
          Kaighn PT Marine Term Ser A.............. 8.000    06/01/27        3,591,450
   500    New Jersey Econ Dev Auth Econ Dev Rev
          Green Acres Manor Inc Ser A Rfdg......... 8.000    01/01/09          508,825
 1,000    New Jersey Econ Dev Auth Econ Dev Rev
          Green Acres Manor Inc Ser A Rfdg......... 8.250    01/01/17        1,020,680
 1,100    New Jersey Econ Dev Auth Econ Dev Rev
          Hamilton Cont Care Ser A................. 8.350    11/01/30        1,077,406
   975    New Jersey Econ Dev Auth Econ Dev Rev
          Proj Ser A Rfdg.......................... 6.750    07/01/19          909,607
   310    New Jersey Econ Dev Auth Econ Dev Rev
          Zirb Ser Greenbriar Inc Ser A Rfdg....... 7.375    07/15/03          313,187
   915    New Jersey Econ Dev Auth Econ Dev Rev
          Zirb Ser Greenbriar Inc Ser A Rfdg....... 7.750    07/15/08          937,088

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          NEW JERSEY (CONTINUED)
$  250    New Jersey Econ Dev Auth First Mtg Cranes
          Mill Ser A............................... 7.000%   02/01/10   $      246,650
 1,500    New Jersey Econ Dev Auth First Mtg Cranes
          Mill Ser A............................... 7.375    02/01/17        1,521,315
 3,500    New Jersey Econ Dev Auth First Mtg Cranes
          Mill Ser A............................... 7.500    02/01/27        3,554,880
   500    New Jersey Econ Dev Auth First Mtg Gross
          Rev Burnt Tavern Convalescent Ser A
          Rfdg..................................... 9.000    11/15/13          519,700
   840    New Jersey Econ Dev Auth First Mtg Gross
          Rev Stone Arch Nursing Home Proj Rfdg.... 8.750    12/01/10          876,935
 1,000    New Jersey Econ Dev Auth Holt Hauling &
          Warehsg Rev Ser G Rfdg................... 8.400    12/15/15          965,310
 3,000    New Jersey Econ Dev Auth Meridian
          Assisted Living Rev Proj (b)............. 6.750    08/01/30        2,623,530
 1,000    New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A................................ 8.000    11/15/15          976,170
 1,000    New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A................................ 8.125    11/15/18          981,010
 1,440    New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A................................ 8.125    11/15/23        1,388,578
 2,000    New Jersey Econ Dev Auth Retirement Cmnty
          Rev Ser A................................ 8.250    11/15/30        1,939,600
   500    New Jersey Econ Dev Auth Rev First Mtg
          Fellowship Vlg Proj Ser A (Prerefunded @
          01/01/05)................................ 8.500    01/01/10          578,230
 1,000    New Jersey Econ Dev Auth Rev First Mtg
          Fellowship Vlg Proj Ser A (Prerefunded @
          01/01/05)................................ 9.250    01/01/25        1,183,640
   975    New Jersey Econ Dev Auth Rev First Mtg
          Millhouse Proj Ser A..................... 8.250    04/01/10        1,030,107
 2,060    New Jersey Econ Dev Auth Rev First Mtg
          Millhouse Proj Ser A..................... 8.500    04/01/16        2,196,537
 1,860    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A................. 7.500    11/01/05        1,884,515
 1,100    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A................. 8.500    11/01/16        1,156,320
 1,500    New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A................. 8.625    11/01/25        1,582,605
 2,000    New Jersey Econ Dev Auth Rev Franciscan
          Oaks Proj................................ 5.750    10/01/23        1,605,220

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          NEW JERSEY (CONTINUED)
$1,890    New Jersey Econ Dev Auth Rev Kullman
          Assoc Proj Ser A......................... 6.125%   06/01/18   $    1,694,290
 2,500    New Jersey Econ Dev Auth Rev Sr Living
          Fac Esplandade Near...................... 7.000    06/01/39        2,220,125
   855    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Proj Ser A.......................... 8.000    05/15/02          882,163
   750    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Proj Ser A.......................... 8.000    05/15/04          816,427
 2,560    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Proj Ser A (Prerefunded @
          05/15/06)................................ 8.750    05/15/26        3,104,077
 4,500    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
          Glen Proj Ser A Rfdg..................... 6.000    05/15/28        3,609,630
 2,500    New Jersey Econ Dev Auth Spl Fac Rev
          Continental Airls Inc Proj............... 6.250    09/15/19        2,247,650
 3,500    New Jersey Econ Dev Auth Spl Fac Rev
          Continental Airls Inc Proj............... 6.250    09/15/29        3,045,000
 3,000    New Jersey Econ Dev Auth Spl Fac Rev
          Continental Airls Inc Proj............... 7.000    11/15/30        2,926,530
 2,500    New Jersey Hlthcare Fac Fin Auth Rev Care
          Institute Inc Cherry Hill Proj........... 7.750    07/01/10        2,388,650
 2,800    New Jersey Hlthcare Fac Fin Auth Rev
          Raritan Bay Med Cent Issue Rfdg.......... 7.250    07/01/14        2,628,752
 1,125    New Jersey St Edl Fac Auth Rev Caldwell
          College Ser A............................ 7.250    07/01/25        1,180,260
 3,925    New Jersey St Edl Fac Auth Rev Felician
          College of Lodi Ser D.................... 7.375    11/01/22        4,156,300
                                                                        --------------
                                                                            70,869,628
                                                                        --------------
          NEW MEXICO  1.5%
 6,300    Albuquerque, NM Retirement Fac Rev La
          Vida Liena Proj Ser B Rfdg............... 6.600    12/15/28        5,415,417
 2,935    Bernalillo Cnty, NM Multi-Family Hsg
          Brentwood Gardens Apt B 1................ 6.600    10/15/28        2,757,550
 1,560    Bernalillo Cnty, NM Multi-Family Rev Hsg
          Sr Solar Villas Apts Ser F............... 7.250    10/15/22        1,514,932
 2,000    Farmington, NM Pollutn Ctl Rev El Paso
          Elec Ser A Rfdg.......................... 6.150    11/01/13        2,000,900
 3,000    Farmington, NM Pollutn Ctl Rev Public Svc
          Co NM Proj Ser A......................... 6.600    10/01/29        2,894,910
 1,980    New Mexico Regional Hsg Auth Region VI
          Multi-Family Rev......................... 6.750    06/15/29        1,858,982

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          NEW MEXICO (CONTINUED)
$2,500    New Mexico St Hosp Equip Ln Council Hosp
          Rev Mem Med Cent Inc Proj................ 5.500%   06/01/28   $    1,886,500
 2,920    RHA Hsg Dev Corp NM Multi-Family Rev Mtg
          Woodleaf Apts Proj Ser A Rfdg............ 7.125    12/15/27        2,803,550
   655    Santa Fe, NM Indl Rev Casa Real Nursing
          Home Rfdg................................ 9.750    01/01/13          677,224
                                                                        --------------
                                                                            21,809,965
                                                                        --------------
          NEW YORK  5.9%
 1,000    Amherst, NY Indl Dev Agy Sr Rev Sharrey
          Zedek Proj Ser A......................... 7.000    12/01/24          937,040
 1,500    Amherst, NY Indl Dev Agy Sr Rev Sharrey
          Zedek Proj Ser A......................... 7.000    12/01/34        1,371,570
 2,000    Bethlehem, NY Indl Dev Agy Sr Hsg Rev Van
          Allen Proj Ser A......................... 6.875    06/01/39        1,824,580
 1,340    Brookhaven, NY Indl Dev Agy Sr
          Residential Hsg Rev Woodcrest Estates Fac
          Ser A.................................... 6.250    12/01/23        1,224,639
 3,760    Brookhaven, NY Indl Dev Agy Sr
          Residential Hsg Rev Woodcrest Estates Fac
          Ser A.................................... 6.375    12/01/37        3,429,985
 1,900    Castle Rest Residential Hlthcare Fac NY
          Rev Hlthcare Fac Ser B................... 8.000    08/01/10        1,820,409
 3,000    Long Island Pwr Auth NY Elec Sys Rev Gen
          Ser A (MBIA Insd)........................ 5.500    12/01/29        2,967,840
 3,900    Metropolitan Transn Auth NY Ser A (FGIC
          Insd).................................... 5.875    04/01/25        4,026,906
 1,000    Monroe Cnty, NY Indl Dev Agy Civic Fac
          Rev Woodland Vlg Proj.................... 8.000    11/15/15          991,360
 1,570    Monroe Cnty, NY Indl Dev Agy Civic Fac
          Rev Woodland Vlg Proj.................... 8.550    11/15/32        1,552,950
 1,350    Monroe Cnty, NY Indl Dev Agy Rev Indl Dev
          Empire Sports Proj Ser A................. 6.250    03/01/28          998,176
 1,000    Mount Vernon, NY Indl Dev Agy Civic Fac
          Rev...................................... 6.200    06/01/29          833,760
 3,425    New York City Indl Dev Agy Civic Fac Rev
          Cmnty Res Developmentally Disabled....... 7.500    08/01/26        3,472,573
 3,960    New York City Indl Dev Agy Civic Fac Rev
          Our Lady of Mercy Med Cent Pkg Corp
          Proj..................................... 8.500    12/30/22        4,192,967
 5,000    New York City Indl Dev Agy Laguardia
          Assoc LP Proj Rfdg....................... 6.000    11/01/28        4,260,850
 1,500    New York City Indl Dev Civic Touro
          College Proj Ser A....................... 6.350    06/01/29        1,446,330

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          NEW YORK (CONTINUED)
$2,500    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev Ser B............................ 6.000%   06/15/33   $    2,630,600
 1,000    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev Ser A............................ 5.750    06/15/31        1,020,050
 3,000    New York City Ser A...................... 6.000    05/15/30        3,114,030
 2,000    New York St Dorm Auth City Univ Sys Cons
          Third General 1.......................... 5.375    07/01/25        1,954,560
 2,000    New York St Dorm Auth Lease Rev St Univ
          Dorm Facs Ser A.......................... 6.000    07/01/30        2,076,560
 2,000    New York St Dorm Auth Rev Mount Sinai
          Hlth Ser A............................... 6.500    07/01/25        2,078,180
 2,500    New York St Dorm Auth Revs Mental Hlth
          Svcs Ser B (MBIA Insd)................... 5.000    02/15/24        2,323,125
 3,990    New York St Mtg Agy Rev Homeowner Mtg Ser
          84....................................... 5.950    04/01/30        4,013,900
 2,000    New York St Mtg Agy Rev Homeowner Mtg Ser
          90....................................... 6.350    10/01/30        2,084,840
 2,575    Newark-Wayne Cmnty Hosp Inc NY Hosp Rev
          Ser A.................................... 7.600    09/01/15        2,617,153
 2,000    North Syracuse, NY Hsg Auth Rev Janus
          Park Proj................................ 8.000    06/01/14        1,045,160
 1,250    Oneida Cnty, NY Indl Dev Agy Civic Fac
          Saint Elizabeth Med Ser A................ 5.875    12/01/29          971,537
   650    Onondaga Cnty, NY Indl Dev Agy Civic Fac
          Rev Iroquois Nursing Home Ser B.......... 7.000    02/01/09          644,943
   675    Oswego Cnty, NY Indl Dev Agy Civic Fac
          Rev...................................... 7.000    02/01/12          622,148
 2,500    Peekskill, NY Indl Dev Agy Sr Drum Hill
          Sr Living Proj........................... 6.375    10/01/28        2,127,000
 1,275    Rensselaer Cnty, NY Indl Dev Agy East
          Greebush Cent Proj Ser A Rfdg, 144A
          (e)...................................... 7.000    02/01/11        1,194,178
 1,480    Rensselaer Cnty, NY Indl Dev Agy East
          Greebush Cent Proj Ser B Rfdg, 144A
          (e)...................................... 7.000    02/01/11        1,391,940
 5,075    Rockland Cnty, NY Indl Dev Agy Civic Fac
          Rev Dominican College Proj, 144A (e)..... 6.250    05/01/28        4,364,551
 2,330    Saratoga Cnty, NY Indl Dev Agy Sr Hsg
          Rev...................................... 6.875    06/01/39        2,069,459
 1,000    Suffolk Cnty, NY Indl Dev Agy Civic Fac
          Rev...................................... 7.250    01/01/20          948,600
 2,000    Suffolk Cnty, NY Indl Dev Agy Civic Fac
          Rev...................................... 7.250    01/01/30        1,863,220
 2,000    Suffolk Cnty, NY Indl Dev Agy Cont Care
          Retirement Cmnty Rev..................... 7.250    11/01/28        1,995,320

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          NEW YORK (CONTINUED)
$3,100    Suffolk Cnty, NY Indl Dev Agy Indl Dev
          Rev Spellman High Voltage Fac Ser A...... 6.375%   12/01/17   $    2,860,308
 2,000    Suffolk Cnty, NY Indl Devt Agy Continuing
          Care Retirement Peconic Landing Ser A.... 8.000    10/01/30        1,985,060
 1,000    Suffolk Cnty, NY Indl Dev Agy Continuing
          Care Retirement Peconic Landing Ser A.... 8.000    10/01/20        1,001,640
   400    Syracuse, NY Hsg Auth Rev Sub Proj
          Loretto Rest Ser B....................... 7.500    08/01/10          379,448
   695    Ulster Cnty, NY Indl Dev Agy Civic Fac
          Rev...................................... 6.250    06/01/08          660,820
 1,000    Ulster Cnty, NY Indl Dev Agy Civic Fac
          Rev...................................... 6.400    06/01/14          921,120
 1,000    Ulster Cnty, NY Indl Dev Agy Civic Fac
          Rev...................................... 6.450    06/01/24          874,890
 1,000    Westchester Cnty, NY Indl Dev Agy
          Continuing Care Retirement Hebrew Hosp Sr
          Hsg Inc Ser A............................ 7.375    07/01/30          998,590
                                                                        --------------
                                                                            88,184,865
                                                                        --------------
          NORTH CAROLINA  0.4%
 5,000    Charlotte, NC Spl Fac Rev Charlotte
          Douglas Int Rfdg......................... 5.600    07/01/27        3,694,600
 1,200    North Carolina Med Care Commn Retirement
          Fac Rev United Methodist Homes........... 7.000    10/01/17        1,175,496
 1,250    North Carolina Med Care Commn Retirement
          Fac Rev United Methodist Homes........... 7.250    10/01/32        1,213,613
                                                                        --------------
                                                                             6,083,709
                                                                        --------------
          NORTH DAKOTA  0.4%
 2,610    Devils Lake, ND Hlthcare Facs Rev & Impt
          Lk Reg Lutheran Rfdg..................... 6.100    10/01/23        2,180,968
 3,000    Grand Forks, ND Sr Hsg Rev Spl Term 4000
          Vly Square Proj.......................... 6.250    12/01/34        2,175,000
 2,000    Grand Forks, ND Sr Hsg Rev Spl Term 4000
          Vly Square Proj.......................... 6.375    12/01/34        1,460,000
                                                                        --------------
                                                                             5,815,968
                                                                        --------------
          OHIO  2.2%
 1,500    Athens Cnty, OH Hosp Fac Rev O'Bleness
          Mem Hosp Proj............................ 7.100    11/15/23        1,472,475
 2,000    Cleveland, OH Arpt Spl Rev Continental
          Airls Inc Proj........................... 5.375    09/15/27        1,525,700
 1,000    Cuyahoga Cnty, OH Hlthcare Fac Rev
          Jennings Hall............................ 7.200    11/15/14        1,000,760

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          OHIO (CONTINUED)
$1,500    Cuyahoga Cnty, OH Hlthcare Fac Rev
          Jennings Hall............................ 7.300%   11/15/23   $    1,509,240
 2,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
          Proj..................................... 7.500    01/01/30        2,063,080
 1,195    Cuyahoga Cnty, OH Multi-Family Rev Hsg
          Mtg Colonnade Apts Ser A Rfdg............ 7.500    12/01/17          898,126
 2,305    Cuyahoga Cnty, OH Multi-Family Rev Hsg
          Mtg Colonnade Apts Ser A Rfdg............ 7.750    12/01/28        1,732,277
 2,500    Cuyahoga Cnty, OH Multi-Family Rev Hsg
          Park Lane Apts Proj Ser A................ 8.250    07/01/28        1,627,925
 3,000    Dayton, OH Spl Facs Rev Afco Cargo Day
          LLC Proj................................. 6.300    04/01/22        2,642,460
   220    Fairfield, OH Econ Dev Rev Beverly
          Enterprises Inc Proj Rfdg................ 8.500    01/01/03          224,338
 2,200    Hamilton Cnty, OH Multi-Family Rev Hsg
          Garden Hill Washington Park Apts......... 7.750    10/01/21        2,256,650
 1,195    Harrison, OH Harrison Ave Kmart Proj Ser
          A........................................ 8.125    12/01/02        1,214,323
 1,000    Lucas Cnty, OH Hlthcare Fac Rev Ref &
          Impt Sunset Retirement Ser A............. 6.550    08/15/24          983,340
   500    Lucas Cnty, OH Hlthcare Fac Rev Ref &
          Impt Sunset Retirement Ser A............. 6.625    08/15/30          493,100
 1,000    Madison Cnty, OH Hosp Impt Rev Madison
          Cnty Hosp Proj Rfdg...................... 6.250    08/01/18          871,530
 2,445    Madison Cnty, OH Hosp Impt Rev Madison
          Cnty Hosp Proj Rfdg...................... 6.400    08/01/28        2,082,896
 5,000    Montgomery Cnty, OH Hlthcare Fac Rev Ser
          B Rfdg................................... 6.250    02/01/22        4,294,300
 3,000    Ohio St Solid Waste Rev CSC Ltd Proj
          (f)...................................... 8.500    08/01/22          735,000
 2,000    Ohio St Solid Waste Rev Rep Engineered
          Steels Proj.............................. 8.250    10/01/14          385,000
 4,000    Ohio St Solid Waste Rev Rep Engineered
          Steels Proj.............................. 9.000    06/01/21          770,000
 2,000    Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev
          Coll Cleveland Elec Ser A Rfdg........... 8.000    10/01/23        2,132,840
 2,000    Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev
          Coll Toledo Edison Ser A Rfdg............ 8.000    10/01/23        2,129,340
                                                                        --------------
                                                                            33,044,700
                                                                        --------------
          OKLAHOMA  0.4%
 1,150    Langston, OK Econ Dev Auth Student Hsg
          Rev Langston Cmnty Dev Corp Proj Ser A... 7.625    08/01/20        1,104,679

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          OKLAHOMA (CONTINUED)
$1,000    Langston, OK Econ Dev Auth Student Hsg
          Rev Langston Cmnty Dev Corp Proj Ser A... 7.750%   08/01/30   $      952,660
   500    Oklahoma Cnty, OK Fin Auth Epworth Villa
          Proj Ser A Rfdg.......................... 7.000    04/01/25          480,230
 2,800    Oklahoma Dev Fin Auth Rev Hilcrest
          Hlthcare Sys Ser A Rfdg.................. 5.625    08/15/29        1,690,724
 2,000    Tulsa, OK Muni Arpt Tr Rev American Airls
          Proj..................................... 6.250    06/01/20        1,969,020
   500    Woodward, OK Muni Auth Hosp Rev.......... 8.250    11/01/09          526,670
                                                                        --------------
                                                                             6,723,983
                                                                        --------------
          OREGON  0.8%
 2,000    Clackamas Cnty, OR Hosp Fac Auth Rev
          Willamette View Inc Proj Ser A........... 7.500    11/01/29        2,049,220
 1,000    Clatsop Care Cent Hlth Dist OR Rev Sr
          Hsg...................................... 6.000    08/01/14          882,320
 4,000    Clatsop Care Cent Hlth Dist OR Rev Sr
          Hsg...................................... 6.875    08/01/28        3,471,840
 1,745    Douglas Cnty, OR Hosp Fac Auth Rev
          Elderly Hsg Forest Glen Ser A............ 7.500    09/01/27        1,631,767
 4,000    Oregon St Hlth Hsg Edl & Cultural Facs
          Auth..................................... 7.250    06/01/28        3,676,600
                                                                        --------------
                                                                            11,711,747
                                                                        --------------
          PENNSYLVANIA  9.5%
 1,945    Allegheny Cnty, PA Hosp Dev Auth Rev Hlth
          Fac Allegheny Vly Sch (Prerefunded @
          02/01/05)................................ 7.500    02/01/10        2,171,865
 3,120    Allegheny Cnty, PA Hosp Dev Auth Rev Hlth
          Fac Allegheny Vly Sch (Prerefunded @
          02/01/05)................................ 7.875    02/01/20        3,535,241
 1,000    Allegheny Cnty, PA Hosp Dev Auth Rev Hlth
          Sys Ser B................................ 9.250    11/15/15          991,160
 2,000    Allegheny Cnty, PA Hosp Dev Auth Rev Hlth
          Sys Ser B................................ 9.250    11/15/22        1,890,360
 4,000    Allegheny Cnty, PA Hosp Dev Auth Rev Htlh
          Sys Ser B................................ 9.250    11/15/30        3,739,320
 2,000    Allegheny Cnty, PA Hosp Dev Hlthcare Facs
          Villa Saint Joseph....................... 6.000    08/15/28        1,626,120
 1,695    Allegheny Cnty, PA Indl Dev Auth Lease
          Rev...................................... 6.625    09/01/24        1,526,229
 6,750    Beaver Cnty, PA Indl Dev Auth Pollutn Ctl
          Rev Coll Toledo Edison Co Proj Rfdg...... 7.625    05/01/20        7,142,108
 4,000    Beaver Cnty, PA Indl Dev Auth Pollutn Ctl
          Rev Coll Toledo Edison Co Proj Ser A
          Rfdg..................................... 7.750    05/01/20        4,270,960

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          PENNSYLVANIA (CONTINUED)
$1,000    Bucks Cnty, PA Indl Dev Auth Rev First
          Mtg Hlthcare Fac Chandler................ 6.100%   05/01/14   $      886,620
 2,500    Bucks Cnty, PA Indl Dev Auth Rev First
          Mtg Hlthcare Fac Chandler................ 6.300    05/01/29        2,120,975
 2,000    Chartiers Vly, PA Indl & Com Dev Auth
          First Mtg Rev Rfdg....................... 7.400    12/01/15        2,024,060
 3,500    Cliff House Ctfs Tr Var Sts Ctfs Partn
          Ser A.................................... 6.625    06/01/27        3,157,070
 1,000    Crawford Cnty, PA Hosp Auth Sr Living Fac
          Rev...................................... 6.250    08/15/29          901,920
 1,000    Cumberland Cnty, PA Indl Dev Auth Rev
          First Mtg Woods Cedar Run Ser A Rfdg..... 6.500    11/01/18          875,550
 3,250    Cumberland Cnty, PA Indl Dev Auth Rev
          First Mtg Woods Cedar Run Ser A Rfdg..... 6.500    11/01/28        2,713,230
 4,100    Dauphin Cnty, PA Genl Auth Rev Hotel &
          Conf Cent Hyatt Regency.................. 6.200    01/01/29        3,538,341
 4,000    Dauphin Cnty, PA Genl Auth Rev Office &
          Pkg Forum Place Ser A.................... 6.000    01/15/25        3,651,400
 5,500    Dauphin Cnty, PA Genl Auth Rev Office &
          Pkg Riverfront Office.................... 6.000    01/01/25        5,021,115
   820    Delaware Cnty, PA Auth Rev First Mtg
          Riddle Vlg Proj (Prerefunded @
          06/01/02)................................ 8.750    06/01/10          884,058
 2,800    Delaware Cnty, PA Auth Rev First Mtg
          Riddle Vlg Proj (Prerefunded @
          06/01/02)................................ 9.250    06/01/22        3,038,420
 2,500    Delaware Cnty, PA Auth Rev First Mtg
          Riddle Vlg Proj Rfdg..................... 7.000    06/01/26        2,386,050
 1,000    Delaware Cnty, PA Auth Rev White Horse
          Vlg Proj Ser A........................... 7.625    07/01/30        1,010,080
 2,100    Delaware Cnty, PA Auth Rev White Horse
          Vlg Ser A Rfdg........................... 7.500    07/01/18        2,158,317
 3,500    Grove City, PA Area Hosp Auth Hlth Fac
          Rev...................................... 6.625    08/15/29        3,236,835
 2,000    Harrisburg, PA Auth Office & Pkg Rev Ser
          A........................................ 6.000    05/01/19        1,797,460
 1,650    Lancaster, PA Indl Dev Auth Rev Garden
          Spot Vlg Proj Ser A...................... 7.625    05/01/31        1,659,488
 3,000    Lehigh Cnty, PA Genl Purp Auth Rev First
          Mtg Bible Fellowship Proj................ 6.000    12/15/23        2,492,820
 2,315    Lehigh Cnty, PA Genl Purp Auth Rev First
          Mtg Bible Fellowship Proj................ 8.000    12/15/23        2,590,902
 3,000    Lehigh Cnty, PA Genl Purp Auth Rev
          Kidspeace Oblig Group Rfdg............... 6.000    11/01/18        2,531,550

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          PENNSYLVANIA (CONTINUED)
$4,000    Lehigh Cnty, PA Genl Purp Auth Rev
          Kidspeace Oblig Group Rfdg............... 6.000%   11/01/23   $    3,269,200
 1,790    Lehigh Cnty, PA Indl Dev Auth Hlth Fac
          Rev Lifepath Inc Proj.................... 6.100    06/01/18        1,517,168
 3,000    Lehigh Cnty, PA Indl Dev Auth Hlth Fac
          Rev Lifepath Inc Proj.................... 6.300    06/01/28        2,467,410
 4,400    Lehigh Cnty, PA Indl Dev Auth Rev Rfdg... 8.000    08/01/12        4,497,460
 3,000    Luzerne Cnty, PA Indl Dev Auth Exempt Fac
          Rev PA Gas & Wtr Co Proj Ser A Rfdg...... 7.200    10/01/17        3,159,450
 1,720    Luzerne Cnty, PA Indl Dev Auth First Mtg
          Gross Rev Rfdg........................... 7.875    12/01/13        1,769,140
 2,500    Montgomery Cnty, PA Higher Edl & Hlth
          Auth Rev................................. 6.625    07/01/19        2,226,300
 1,000    Montgomery Cnty, PA Higher Edl & Hlth
          Auth Rev................................. 6.750    07/01/29          877,840
   379    Montgomery Cnty, PA Indl Dev Auth Rev
          First Mtg The Meadowood Corp Proj Ser
          A........................................ 9.250    12/01/00          379,045
 2,000    Montgomery Cnty, PA Indl Dev Auth Rev
          First Mtg The Meadowood Corp Proj Ser
          A........................................ 6.000    12/01/10        1,903,180
   500    Montgomery Cnty, PA Indl Dev Auth Rev
          First Mtg The Meadowood Corp Proj Ser
          A........................................ 7.000    12/01/10          487,755
 1,500    Montgomery Cnty, PA Indl Dev Auth Rev
          First Mtg The Meadowood Corp Proj Ser
          A........................................ 7.250    12/01/15        1,485,150
 4,000    Montgomery Cnty, PA Indl Dev Auth Rev
          First Mtg The Meadowood Corp Proj Ser
          A........................................ 7.400    12/01/20        3,995,840
 3,505    Montgomery Cnty, PA Indl Dev Auth Rev
          Hlthcare Adv Geriatric Ser A............. 8.375    07/01/23        3,603,210
 1,000    Montgomery Cnty, PA Indl Dev Auth Rev The
          Meadowood Corp Proj Ser A Rfdg........... 6.250    12/01/17          883,610
 2,660    Montgomery Cnty, PA Indl Dev Auth Rev
          Wordsworth Academy....................... 7.750    09/01/14        2,736,262
 1,905    Montgomery Cnty, PA Indl Dev Auth Rev
          Wordsworth Academy....................... 7.750    09/01/24        1,941,538
 2,200    Montgomery Cnty, PA Indl Rev GDL Farms
          Corp Proj Rfdg........................... 6.500    01/01/20        1,972,300
 2,475    Northeastern PA Hosp & Edl Auth Hlthcare
          Rev...................................... 7.125    10/01/29        2,378,351
 1,000    Pennsylvania St Higher Edl Fac Auth
          Student Hsg Rev Student Assn Inc Proj Ser
          A........................................ 6.750    09/01/32          965,330
 5,000    Philadelphia, PA Auth for Indl Dev Rev
          Coml RMK Rfdg............................ 7.750    12/01/17        5,259,750

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          PENNSYLVANIA (CONTINUED)
$1,000    Philadelphia, PA Auth For Indl Dev Rev
          First Mtg Crime Prevention Assoc......... 6.125%   04/01/19   $      910,290
 1,500    Philadelphia, PA Hosp & Higher Edl Fac
          Auth Hosp Rev (f)........................ 7.000    07/01/05          513,750
 1,000    Philadelphia, PA Hosp & Higher Edl Fac
          Auth Hosp Rev (f)........................ 7.250    07/01/18          342,500
   900    Philadelphia, PA Hosp & Higher Edl Fac
          Auth Hosp Rev Rfdg....................... 6.500    07/01/23          816,228
 1,180    Philadelphia, PA Hosp & Higher Edl Fac
          Auth Hosp Rev Rfdg....................... 6.500    07/01/27        1,050,955
 1,765    Philadelphia, PA Hosps & Higher Edl Fac
          Auth Hosp Rev Rfdg....................... 7.250    03/01/24        1,703,349
 1,000    Scranton Lackawanna, PA Hlth & Welfare
          Auth Rev Moses Taylor Hosp Proj.......... 5.650    07/01/05          964,090
 1,465    Scranton Lackawanna, PA Hlth & Welfare
          Auth Rev Rfdg............................ 7.250    01/15/17        1,363,109
 3,100    Scranton Lackawanna, PA Hlth & Welfare
          Auth Rev Rfdg............................ 7.350    01/15/22        2,844,312
 2,400    Southern Chester Cnty, PA Hlth & Higher
          Ed Auth Mtg Rev Rfdg..................... 6.300    06/01/10        2,245,344
   250    Warren Cnty, PA Indl Dev Auth Beverly
          Enterprises Rfdg......................... 9.000    11/01/12          261,050
 2,500    Westmoreland Cnty, PA Indl Dev Auth Rev
          Hlthcare Fac Redstone Ser B (b).......... 8.000    11/15/23        2,448,500
 2,500    Westmoreland Cnty, PA Indl Dev Auth Rev
          Hlthcare Facs Redstone Rfdg.............. 5.850    11/15/29        1,943,050
                                                                        --------------
                                                                           140,751,440
                                                                        --------------
          RHODE ISLAND  0.1%
 2,000    Rhode Island St Econ Dev Corp Sub Nt
          Oblig Providence Place................... 7.250    07/01/20        1,877,540
                                                                        --------------

          SOUTH CAROLINA  1.0%
   690    Charleston Cnty, SC Hlth Fac Rev First
          Mtg Episcopal Proj Rfdg (Prerefunded @
          04/01/01)................................ 9.750    04/01/16          712,653
 3,500    Charleston Cnty, SC Indl Rev Zeigler Coal
          Hldg Rfdg................................ 6.950    08/01/28          525,000
   750    South Carolina Jobs Econ Dev Auth Econ
          Dev Rev Westminster Presbyterian Cent.... 6.750    11/15/10          750,293
   500    South Carolina Jobs Econ Dev Auth Econ
          Dev Rev Westminster Presbyterian Cent.... 7.500    11/15/20          511,060

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          SOUTH CAROLINA (CONTINUED)
$3,000    South Carolina Jobs Econ Dev Auth Hlth
          Fac Rev Westley Commons Proj............. 7.750%   10/01/24   $    2,893,980
   750    South Carolina Jobs Econ Dev Auth Hlth
          Fac Rev First Mtg Lutheran Homes SC Proj
          (Prerefunded @ 10/01/02)................. 8.000    10/01/22          815,385
 2,000    South Carolina Jobs Econ Dev Auth Hosp
          Fac Rev Impt Palmetto Hlth Alliance Ser
          A........................................ 7.375    12/15/21        1,988,280
 1,250    South Carolina Jobs Econ Dev Auth Hosp
          Facs Rev Impt Palmetto Hlth Alliance Ser
          A........................................ 7.125    12/15/15        1,238,025
 5,095    South Carolina St Hsg Fin & Dev Auth
          Multi-Family Rev......................... 6.750    05/01/28        4,880,500
                                                                        --------------
                                                                            14,315,176
                                                                        --------------
          SOUTH DAKOTA  0.5%
 2,500    Mobridge, SD Hlthcare Facs Rev Mobridge
          Regl Hosp Proj........................... 6.500    12/01/22        2,184,275
 3,000    South Dakota Hsg Dev Auth Homeownership
          Mtg Ser F................................ 5.800    05/01/28        2,943,330
 1,000    South Dakota St Hlth & Edl Fac Auth Rev
          Huron Regl Med Cent...................... 7.250    04/01/20        1,012,430
 1,600    Winner, SD Econ Dev Rev Winner Regl
          Hlthcare Cent Rfdg....................... 6.000    04/01/28        1,306,800
                                                                        --------------
                                                                             7,446,835
                                                                        --------------
          TENNESSEE  1.2%
 4,870    Chattanooga, TN Indl Dev Brd Indl Rev Dev
          Market Street Proj Rfdg.................. 7.000    12/15/12        4,717,764
 1,050    Chattanooga, TN Indl Dev Brd Indl Rev Dev
          Market Street Proj Rfdg.................. 7.000    12/15/12        1,017,177
 3,000    Elizabethton, TN Hlth & Edl Fac Brd Rev
          Rfdg..................................... 7.750    07/01/29        2,957,640
 3,500    Shelby Cnty, TN Hlth Edl & Hsg Hlthcare
          Fac Kirby Pines Ser A.................... 6.375    11/15/25        2,995,790
 2,100    Sweetwater, TN Indl Dev Brd Mtg Rev Wood
          Presbyterian Home Proj................... 7.500    01/01/18        1,950,501
 4,070    Sweetwater, TN Indl Dev Brd Mtg Rev Wood
          Presbyterian Home Proj................... 7.750    01/01/29        3,764,546
                                                                        --------------
                                                                            17,403,418
                                                                        --------------
          TEXAS  3.7%
   725    Abia Dev Corp TX Arpt Facs Rev Austin
          Belly Port Dev Proj Ser A................ 6.250    10/01/08          690,737
 3,775    Abia Dev Corp TX Arpt Facs Rev Austin
          Belly Port Dev Proj Ser A................ 6.500    10/01/23        3,410,410

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          TEXAS (CONTINUED)
$1,000    Alliance Arpt Auth Inc TX Spl Fac Rev Fed
          Express Corp Proj........................ 6.375%   04/01/21   $      981,470
 1,700    Atlanta, TX Hosp Auth Hosp Fac Rev....... 6.750    08/01/29        1,521,211
 2,000    Austin-Bergstrom Landhost Enterprises Inc
          TX Arpt Hotel Sr Ser A................... 6.750    04/01/27        1,875,840
   800    Bell Cnty, TX Hlth Fac Dev Corp Rev Hosp
          Proj..................................... 9.250    07/01/08          817,464
 3,965    Bell Cnty, TX Indl Dev Corp Solid Waste
          Disposal Rev............................. 7.600    12/01/17        3,647,760
 1,000    Dallas-Fort Worth, TX Intl Arpt Jt Ser A
          (FGIC Insd).............................. 6.000    11/01/28        1,019,780
 3,000    Dallas-Fort Worth, TX Intl Arpt Jt Ser A
          (FGIC Insd).............................. 6.000    11/01/32        3,057,030
 1,500    Dallas-Fort Worth, TX Intl Arpt Fac Impt
          Corp Rev American Airls Inc.............. 7.250    11/01/30        1,542,945
 5,540    Dallas-Fort Worth, TX Intl Arpt Fac Impt
          Corp Rev American Airls Inc.............. 6.375    05/01/35        5,370,975
 1,250    Dallas-Fort Worth, TX Intl Arpt Fac Impt
          Corp Rev Delta Airls Inc................. 7.625    11/01/21        1,289,787
 2,665    De Soto, TX Hlth Fac Dev Park Manor Sr
          Care..................................... 7.750    12/01/16        2,476,584
 1,900    Houston, TX Arpt Sys Rev Spl Fac
          Continental Airls Ser B.................. 6.125    07/15/17        1,683,495
 1,450    Houston, TX Arpt Sys Rev Spl Fac
          Continental Airls Ser C.................. 6.125    07/15/27        1,233,153
 2,000    Lubbock, TX Hlth Facs Dev Corp Rev First
          Mtg Carillon Proj Ser A.................. 6.500    07/01/19        1,763,780
 3,390    Meadow Parc Dev Inc, TX Multi-Family Rev
          Hsg Meadow Parc Apts Proj................ 6.500    12/01/30        3,138,835
 1,000    Mesquite, TX Hlth Fac Dev Retirement Fac
          Christian Ser A.......................... 7.625    02/15/28          998,690
 3,175    Orange, TX Hsg Dev Corp Multi-Family Rev
          Hsg Vlgs At Pine Hallow.................. 8.000    03/01/28        3,167,380
 3,255    Rusk Cnty, TX Hlth Fac Corp Hosp Rev
          Henderson Mem Hosp Proj Rfdg............. 7.750    04/01/13        3,337,156
 2,000    Sabine River Auth TX Pollutn Ctl Rev TX
          Elec Proj Ser A Rfdg..................... 6.450    06/01/21        1,977,380
   500    San Antonio, TX Hlth Fac Dev Corp Rev
          Encore Nursing Cent Partn................ 8.250    12/01/19          510,330
 2,000    San Antonio, TX Hsg Fin Corp Multi-Family
          Hsg Rev Beverly Oaks Apts Proj Ser A..... 7.750    02/01/27        1,960,200

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          TEXAS (CONTINUED)
$1,940    San Antonio, TX Hsg Fin Corp Multi-Family
          Hsg Rev Marbach Manor Apts Proj Ser A.... 8.125%   06/01/27   $    1,941,067
 1,500    Tarrant Cnty, TX Hlth Fac Dev Corp Rev
          Mtg Cumberland Rest Ser A Rfdg........... 7.000    08/15/19        1,430,775
 1,401    Texas Genl Svcs Cmty Partn Interests
          Office Bldg & Land Acquisition Proj...... 7.000    08/01/24        1,430,513
 3,500    Woodhill Pub Fac Corp TX Hsg-Woodhill
          Apts Proj................................ 7.500    12/01/29        3,507,770
                                                                        --------------
                                                                            55,782,517
                                                                        --------------
          UTAH  0.3%
 1,500    Carbon Cnty, UT Solid Waste Disposal Rev
          Laidlaw Environmental Ser A Rfdg......... 7.450    07/01/17        1,450,110
   500    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj..................................... 7.600    09/01/06          464,765
 1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj..................................... 7.800    09/01/15          880,680
 1,000    Tooele Cnty, UT Pollutn Ctl Rev Laidlaw
          Environmental Ser A Rfdg (f)............. 7.550    07/01/27           30,000
 2,000    Utah St Hsg Fin Agy Rev RHA Cmnty Svcs
          Proj Ser A............................... 6.875    07/01/27        1,843,800
                                                                        --------------
                                                                             4,669,355
                                                                        --------------
          VERMONT  0.9%
 2,500    Vermont Econ Dev Auth Rev Mtg Wake Robin
          Corp Proj Ser B.......................... 6.750    03/01/29        2,246,025
 2,050    Vermont Edl & Hlth Bldgs Fin Agy Rev..... 6.500    10/01/14        2,072,386
 4,130    Vermont Edl & Hlth Bldgs Fin Agy Rev..... 6.625    10/01/29        4,116,329
 3,000    Vermont Edl & Hlth Bldgs Fin Agy Rev
          Hlthcare Fac Copley Manor Proj........... 6.250    04/01/29        2,528,070
   535    Vermont Edl & Hlth Bldgs Fin Agy Rev VT
          Council Dev Mental Hlth Ser A............ 6.000    12/15/09          504,425
 1,030    Vermont Edl & Hlth Bldgs Fin Agy Rev VT
          Council Dev Mental Hlth Ser A............ 6.125    12/15/14          907,461
 1,375    Vermont Edl & Hlth Bldgs Fin Agy Rev VT
          Council Dev Mental Hlth Ser A............ 6.250    12/15/19        1,192,194
                                                                        --------------
                                                                            13,566,890
                                                                        --------------
          VIRGINIA  2.0%
 2,955    Alexandria, VA Indl Dev Auth Rev Saint
          Coletta Sch Proj......................... 7.750    10/15/26        2,915,639
   235    Alexandria, VA Indl Dev Auth Rev Saint
          Coletta Sch Proj......................... 7.750    10/15/26          228,812

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          VIRGINIA (CONTINUED)
$6,600    Alexandria, VA Redev & Hsg Auth 3001 Pk
          Cent Apts Ser A Rfdg..................... 6.375%   04/01/34   $    6,109,158
   170    Covington-Alleghany Cnty, VA Indl Dev
          Auth Beverly Enterprises Inc Proj Rfdg... 9.375    09/01/01          171,729
 2,000    Dulles Town Cent Cmnty Dev Auth Dulles
          Town Cent Proj........................... 6.250    03/01/26        1,899,000
 2,945    Fairfax Cnty, VA Redev & Hsg Auth Multi-
          Family Hsg Rev........................... 7.600    10/01/36        3,144,877
   345    Greensville Cnty, VA Indl Dev Auth Rev
          Wheeling Steel Proj Ser A................ 6.375    04/01/04          265,650
   800    Greensville Cnty, VA Indl Dev Auth Rev
          Wheeling Steel Proj Ser A................ 7.000    04/01/14          600,000
 2,550    Hampton, VA Redev & Hsg Auth Rev First
          Mtg Olde Hampton Ser A Rfdg.............. 6.500    07/01/16        2,386,239
 1,500    Hopewell, VA Indl Dev Auth Res Recovery
          Rev Stone Container Corp Proj Rfdg....... 8.250    06/01/16        1,549,800
 4,000    Peninsula Ports Auth VA Rev Port Fac
          Zeigler Coal Rfdg........................ 6.900    05/02/22          600,000
 1,000    Pittsylvania Cnty, VA Indl Dev Auth Rev
          Exempt Fac Ser A......................... 7.450    01/01/09        1,013,030
 5,980    Richmond, VA Redev & Hsg Auth Multi-
          Family Rev Ser A Rfdg (Var Rate Cpn)..... 7.500    12/15/21        6,030,352
   855    Virginia Small Business Fing Indl Dev SIL
          Clean Wtr Proj........................... 7.250    11/01/09          849,460
 1,700    Virginia Small Business Fing Indl Dev SIL
          Clean Wtr Proj........................... 7.250    11/01/24        1,678,019
                                                                        --------------
                                                                            29,441,765
                                                                        --------------
          WASHINGTON  0.7%
 1,900    King Cnty, WA Hsg Auth Hsg Rev Colonial
          Gardens Apts Proj........................ 6.200    07/01/29        1,743,687
   600    King Cnty, WA Pub Hosp Dist No 004
          Snoqualmie Vly Hosp...................... 7.000    12/01/11          600,552
   400    King Cnty, WA Pub Hosp Dist No 004
          Snoqualmie Vly Hosp...................... 7.250    12/01/15          393,904
 2,500    Spokane Cnty, WA Indl Dev Corp Solid
          Waste Disp Rev........................... 7.600    03/01/27        2,101,425
   235    Tacoma, WA Hsg Auth Rev Hsg Wedgewood
          Homes Proj, 144A (e)..................... 6.000    01/01/28          207,909
   500    Tacoma, WA Hsg Auth Rev Hsg Wedgewood
          Homes Proj............................... 6.000    02/01/28          442,275

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          WASHINGTON (CONTINUED)
$1,000    Tacoma, WA Hsg Auth Rev Hsg Wedgewood
          Homes Proj, 144A (e)..................... 6.000%   03/01/28   $      884,420
 1,680    Tacoma, WA Hsg Auth Rev Hsg Wedgewood
          Homes Proj............................... 6.000    04/01/28        1,485,641
 1,000    Vancouver, WA Hsg Auth Rev Hsg Maple
          Knoll Apts Proj.......................... 6.000    10/01/17          947,220
 1,000    Vancouver, WA Hsg Auth Rev Hsg Maple
          Knoll Apts Proj.......................... 6.200    10/01/27          909,220
                                                                        --------------
                                                                             9,716,253
                                                                        --------------
          WEST VIRGINIA  0.2%
 1,250    Randolph Cnty, WV Bldg Comm Rev Crossover
          Elkins Regl Proj Rfdg.................... 6.125    07/01/23        1,048,775
 2,540    Weirton, WV Pollutn Ctl Rev Weirton Steel
          Proj Rfdg................................ 8.625    11/01/14        1,373,988
                                                                        --------------
                                                                             2,422,763
                                                                        --------------
          WISCONSIN  1.8%
 2,590    Baldwin, WI Hosp Rev Mtg Ser A........... 6.375    12/01/28        2,248,224
 1,480    Wisconsin Hsg & Econ..................... 6.200    03/01/27        1,503,458
   225    Wisconsin Hsg & Econ Dev Auth
          Homeownership Rev Ser F.................. 7.550    07/01/26          228,555
 4,725    Wisconsin St Hlth & Edl Fac Auth Rev
          Auroro Hlthcare Inc Ser A................ 5.600    02/15/29        3,931,672
 2,250    Wisconsin St Hlth & Edl Fac Auth Rev
          Clement Manor Rfdg....................... 5.750    08/15/24        1,793,385
 3,000    Wisconsin St Hlth & Edl Fac Auth Rev Fh
          Hlthcare Dev Inc Proj.................... 6.250    11/15/20        2,715,180
   545    Wisconsin St Hlth & Edl Fac Auth Rev Hess
          Mem Hosp Assn (ACA Insd)................. 7.200    11/01/05          569,432
 2,000    Wisconsin St Hlth & Edl Facs Auth Rev
          Hess Mem Hosp Assn (ACA Insd)............ 7.875    11/01/22        2,231,420
 2,470    Wisconsin St Hlth & Edl Fac Auth Rev Natl
          Regency of New Berlin Proj............... 8.000    08/15/25        2,569,368
 2,205    Wisconsin St Hlth & Edl Fac Auth Rev
          Oakwood Vlg Proj Ser A................... 7.000    08/15/19        2,131,199
 1,250    Wisconsin St Hlth & Edl Fac Auth Rev
          Oakwood Vlg Proj Ser A................... 7.625    08/15/30        1,211,863
 5,000    Wisconsin St Hlth & Edl Milwaukee
          Catholic Home Proj....................... 7.500    07/01/26        5,070,800
                                                                        --------------
                                                                            26,204,556
                                                                        --------------
          WYOMING  0.2%
 2,315    Wyoming Cmnty Dev Auth Hsg Rev........... 6.250    06/01/27        2,355,628
                                                                        --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2000

PAR
AMOUNT
(000)                    DESCRIPTION                COUPON   MATURITY    MARKET VALUE
          U. S. VIRGIN ISLANDS  0.1%
$1,965    University of Virgin Islands Pub Fin Auth
          Ser A (Prerefunded @ 10/01/04)........... 7.650%   10/01/14   $    2,221,629
                                                                        --------------

TOTAL LONG-TERM INVESTMENTS  96.5%
    (Cost $1,511,850,597)...................................   1,436,189,979

SHORT-TERM INVESTMENTS  1.9%
    (Cost $28,133,900)......................................      28,153,900
                                                              --------------

TOTAL INVESTMENTS  98.4%
    (Cost $1,540,004,497)...................................   1,464,343,879

OTHER ASSETS IN EXCESS OF LIABILITIES  1.6%.................      24,562,602
                                                              --------------

NET ASSETS  100.0%..........................................  $1,488,906,481
                                                              ==============

 * Zero coupon bond

(a) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.
(b) Securities purchased on a when-issued or delayed delivery basis.
(c) Interest is accruing at less than the stated coupon.
(d) Payment-in-kind security.
(e) 144A/Private Placement securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.
(f) Non-income producing security.
(g) Interest only strip.

ACA--American Capital Access
FGIC--Financial Guaranty Insurance Company
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
November 30, 2000

ASSETS:
Total Investments (Cost $1,540,004,497).....................  $1,464,343,879
Receivables:
  Interest..................................................      31,864,043
  Investments Sold..........................................      11,308,511
  Fund Shares Sold..........................................       3,047,739
Other.......................................................          72,281
                                                              --------------
    Total Assets............................................   1,510,636,453
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      12,979,858
  Income Distributions......................................       3,858,043
  Fund Shares Repurchased...................................       3,068,814
  Distributor and Affiliates................................         662,247
  Investment Advisory Fee...................................         642,318
  Custodian Bank............................................          16,165
Accrued Expenses............................................         288,325
Trustees' Deferred Compensation and Retirement Plans........         214,202
                                                              --------------
    Total Liabilities.......................................      21,729,972
                                                              --------------
NET ASSETS..................................................  $1,488,906,481
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,570,773,563
Accumulated Undistributed Net Investment Income.............       1,085,560
Accumulated Net Realized Loss...............................      (7,292,024)
Net Unrealized Depreciation.................................     (75,660,618)
                                                              --------------
NET ASSETS..................................................  $1,488,906,481
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $994,956,806 and 94,205,483 shares of
    beneficial interest issued and outstanding).............  $        10.56
    Maximum sales charge (4.75%* of offering price).........             .53
                                                              --------------
    Maximum offering price to public........................  $        11.09
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $365,367,414 and 34,618,894 shares of
    beneficial interest issued and outstanding).............  $        10.55
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $128,582,261 and 12,196,714 shares of
    beneficial interest issued and outstanding).............  $        10.54
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended November 30, 2000

INVESTMENT INCOME:
Interest....................................................  $105,111,699
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     7,761,455
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $2,335,851, $3,845,254 and $1,232,011,
  respectively).............................................     7,413,116
Shareholder Services........................................       908,476
Custody.....................................................       113,613
Trustees' Fees and Related Expenses.........................        77,774
Legal.......................................................        70,437
Other.......................................................       786,269
                                                              ------------
    Total Expenses..........................................    17,131,140
    Less Credits Earned on Cash Balances....................        18,882
                                                              ------------
    Net Expenses............................................    17,112,258
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 87,999,441
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  1,793,267
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (20,127,531)
  End of the Period.........................................   (75,660,618)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (55,533,087)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(53,739,820)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 34,259,621
                                                              ============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended November 30, 2000 and 1999

                                                   YEAR ENDED           YEAR ENDED
                                                NOVEMBER 30, 2000    NOVEMBER 30, 1999
                                                --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.........................   $   87,999,441       $   84,903,528
Net Realized Gain.............................        1,793,267            6,456,181
Net Unrealized Depreciation During the
  Period......................................      (55,533,087)        (101,332,627)
                                                 --------------       --------------
Change in Net Assets from Operations..........       34,259,621           (9,972,918)
                                                 --------------       --------------

Distributions from Net Investment Income:
  Class A Shares..............................      (60,137,588)         (54,739,327)
  Class B Shares..............................      (21,248,969)         (22,510,591)
  Class C Shares..............................       (6,799,242)          (5,939,920)
                                                 --------------       --------------
Total Distributions...........................      (88,185,799)         (83,189,838)
                                                 --------------       --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..................................      (53,926,178)         (93,162,756)
                                                 --------------       --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.....................      352,049,372          354,696,692
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.......................       42,297,001           37,916,959
Cost of Shares Repurchased....................     (362,931,028)        (255,511,932)
                                                 --------------       --------------
CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS................................       31,415,345          137,101,719
                                                 --------------       --------------
TOTAL INCREASE/DECREASE IN NET ASSETS.........      (22,510,833)          43,938,963
NET ASSETS:
Beginning of the Period.......................    1,511,417,314        1,467,478,351
                                                 --------------       --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $1,085,560 and $1,271,918, respectively)....   $1,488,906,481       $1,511,417,314
                                                 ==============       ==============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED NOVEMBER 30,
CLASS A SHARES                              ------------------------------------------
                                             2000     1999     1998     1997     1996
                                            ------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..................................  $10.96   $11.66   $11.45   $11.14   $11.18
                                            ------   ------   ------   ------   ------
Net Investment Income.....................     .67      .69      .70      .73      .73
Net Realized and Unrealized Gain/Loss.....    (.40)    (.72)     .22      .31     (.04)
                                            ------   ------   ------   ------   ------
Total from Investment Operations..........     .27     (.03)     .92     1.04      .69
Less Distributions from and in Excess of
  Net Investment Income...................     .67      .67      .71      .73      .73
                                            ------   ------   ------   ------   ------
NET ASSET VALUE, END OF THE PERIOD........  $10.56   $10.96   $11.66   $11.45   $11.14
                                            ======   ======   ======   ======   ======

Total Return (a)..........................   2.60%    -.37%    8.28%    9.63%    6.47%
Net Assets at End of the Period (In
  millions)...............................  $995.0   $970.0   $905.0   $779.9   $621.0
Ratio of Expenses to Average Net Assets
  (b).....................................    .91%     .90%     .91%     .95%    1.01%
Ratio of Net Investment Income to Average
  Net Assets (b)..........................   6.28%    6.03%    6.01%    6.50%    6.64%
Portfolio Turnover........................     19%      22%      26%      29%      23%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(b) For the years ended November 30, 1996 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED NOVEMBER 30,
              CLASS B SHARES                ---------------------------------------------
                                             2000     1999      1998      1997      1996
                                            ---------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..  $10.95   $11.66    $11.45    $11.14    $11.18
                                            ------   ------    ------    ------    ------
Net Investment Income.....................     .59      .61       .61       .64       .65
Net Realized and Unrealized Gain/Loss.....    (.40)    (.73)      .22       .31      (.04)
                                            ------   ------    ------    ------    ------
Total from Investment Operations..........     .19     (.12)      .83       .95       .61
Less Distributions from and in Excess of
  Net Investment Income...................     .59      .59       .62       .64       .65
                                            ------   ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD........  $10.55   $10.95    $11.66    $11.45    $11.14
                                            ======   ======    ======    ======    ======

Total Return (a)..........................   1.80%   -1.11%     7.41%     8.82%     5.67%
Net Assets at End of the Period (In
  millions)...............................  $365.4   $416.2    $451.9    $425.6    $323.8
Ratio of Expenses to Average Net Assets
  (b).....................................   1.66%    1.66%     1.67%     1.71%     1.77%
Ratio of Net Investment Income to Average
  Net Assets (b)..........................   5.52%    5.27%     5.26%     5.74%     5.88%
Portfolio Turnover........................     19%      22%       26%       29%       23%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year after purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower.

(b) For the years ended November 30, 1996 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                     YEAR ENDED NOVEMBER 30,
             CLASS C SHARES               ----------------------------------------------
                                           2000      1999      1998      1997      1996
                                          ----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD................................  $10.93    $11.65    $11.44    $11.13    $11.17
                                          ------    ------    ------    ------    ------
Net Investment Income...................     .59       .59       .61       .64       .65
Net Realized and Unrealized Gain/Loss...    (.39)     (.72)      .22       .31      (.04)
                                          ------    ------    ------    ------    ------
Total from Investment Operations........     .20      (.13)      .83       .95       .61
Less Distributions from and in Excess of
  Net Investment Income.................     .59       .59       .62       .64       .65
                                          ------    ------    ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD......  $10.54    $10.93    $11.65    $11.44    $11.13
                                          ======    ======    ======    ======    ======

Total Return (a)........................   1.90%    -1.20%     7.42%     8.82%     5.68%
Net Assets at End of the Period
  (In millions).........................  $128.6    $125.2    $110.6    $ 91.3    $ 50.0
Ratio of Expenses to Average
  Net Assets (b)........................   1.66%     1.65%     1.67%     1.70%     1.77%
Ratio of Net Investment Income to
  Average Net Assets (b)................   5.52%     5.27%     5.25%     5.69%     5.86%
Portfolio Turnover......................     19%       22%       26%       29%       23%

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year after purchase. If the sales charge was included, total returns would be lower.

(b) For the years ended November 30, 1996 and 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

November 30, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Yield Municipal Fund (the "Fund") is organized as a series of the Van Kampen Tax-Exempt Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek to provide investors with as high a level of interest income exempt from federal income tax as is consistent with the investing policies of the Fund. The Fund's investment advisor generally seeks to achieve the Fund's investment objective by investing primarily in a portfolio of medium- and lower-grade municipal securities. The Fund commenced investment operations on January 2, 1986. The distribution of the Fund's Class B and Class C Shares commenced on July 20, 1992 and December 10, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

    The Fund's investments include lower-rated and unrated debt securities which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Securities rated below investment grade and comparable unrated securities represented approximately 68% of the Fund's investment portfolio at the end of the period.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis,

NOTES TO
FINANCIAL STATEMENTS

November 30, 2000

with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt securities. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At November 30, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $7,229,324 which expires between November 30, 2003 and November 30, 2005. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the capitalization of reorganization and restructuring costs and the deferral of losses relating to wash sale transactions.

    At November 30, 2000, for federal income tax purposes, cost of long- and short-term investments is $1,540,067,197; the aggregate gross unrealized appreciation is $25,093,961 and the aggregate gross unrealized depreciation is

NOTES TO
FINANCIAL STATEMENTS

November 30, 2000

$100,817,279, resulting in net unrealized depreciation on long- and short-term investments of $75,723,318.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser and Van Kampen Advisors Inc. (the "Subadvisers") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                  AVERAGE DAILY NET ASSETS                    % PER ANNUM
First $300 million..........................................   .60 of 1%
Next $300 million...........................................   .55 of 1%
Over $600 million...........................................   .50 of 1%

    For the year ended November 30, 2000, the Fund recognized expenses of approximately $39,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended November 30, 2000, the Fund recognized expenses of approximately $89,800 representing Van Kampen's cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended November 30, 2000, the Fund recognized expenses of approximately $643,800. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

NOTES TO
FINANCIAL STATEMENTS

November 30, 2000

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At November 30, 2000, capital aggregated $1,051,166,684, $384,047,744 and
$135,559,135 for Classes A, B, and C, respectively. For the year ended November 30, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A.............................................     23,042,978    $ 245,454,779
  Class B.............................................      6,427,927       68,394,578
  Class C.............................................      3,592,327       38,200,015
                                                          -----------    -------------
Total Sales...........................................     33,063,232    $ 352,049,372
                                                          ===========    =============
Dividend Reinvestment:
  Class A.............................................      2,774,660    $  29,570,061
  Class B.............................................        846,365        9,015,228
  Class C.............................................        348,917        3,711,712
                                                          -----------    -------------
Total Dividend Reinvestments..........................      3,969,942    $  42,297,001
                                                          ===========    =============
Repurchases:
  Class A.............................................    (20,152,690)   $(215,002,842)
  Class B.............................................    (10,679,603)    (113,830,777)
  Class C.............................................     (3,192,988)     (34,097,409)
                                                          -----------    -------------
Total Repurchases.....................................    (34,025,281)   $(362,931,028)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

November 30, 2000

    At November 30, 1999, capital aggregated $991,144,686, $420,468,715 and
$127,744,817 for Classes A, B, and C, respectively. For the year ended November 30, 1999, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   20,648,778    $ 233,722,916
  Class B...............................................    7,393,673       83,518,334
  Class C...............................................    3,318,976       37,455,442
                                                          -----------    -------------
Total Sales.............................................   31,361,427    $ 354,696,692
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    2,220,022    $  25,257,877
  Class B...............................................      836,714        9,525,387
  Class C...............................................      276,072        3,133,695
                                                          -----------    -------------
Total Dividend Reinvestments............................    3,332,808    $  37,916,959
                                                          ===========    =============
Repurchases:
  Class A...............................................  (11,909,062)   $(135,612,380)
  Class B...............................................   (8,967,116)    (101,266,235)
  Class C...............................................   (1,644,564)     (18,633,317)
                                                          -----------    -------------
Total Repurchases.......................................  (22,520,742)   $(255,511,932)
                                                          ===========    =============

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended November 30, 2000 and 1999, 3,709,553 and 4,200,418 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended November 30, 2000 and 1999, no Class C Shares converted to Class A Shares. The CDSC will be imposed on most redemptions made within five years of the purchase

NOTES TO
FINANCIAL STATEMENTS

November 30, 2000

for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                 AS A PERCENTAGE OF
                                                                   DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
                    YEAR OF REDEMPTION                       CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the year ended November 30, 2000, Van Kampen, as distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $219,300 and CDSC on the redeemed shares of Classes B and C of approximately $874,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $278,572,888 and $261,856,106, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended November 30, 2000, are payments retained by Van Kampen of approximately $3,143,800.

                           PART C. OTHER INFORMATION

ITEM 23. EXHIBITS.


                  First Amended and Restated Agreement and Declaration of
    (a) (1)  --   Trust(1)
        (2)  --   Certificate of Amendment(1)
        (3)  --   Second Certificate of Amendment(4)
        (4)  --   Amended and Restated Certificate of Designation(3)
        (5)  --   Second Amended and Restated Certificate of Designation(4)
    (b)      --   Amended and Restated Bylaws(1)
    (c) (1)  --   Specimen Class A Share Certificate(3)
        (2)  --   Specimen Class B Share Certificate(3)
        (3)  --   Specimen Class C Share Certificate(3)
    (d) (1)  --   Investment Advisory Agreement(3)
        (2)  --   Subadvisory Agreement(3)
    (e) (1)  --   Distribution and Service Agreement(3)
        (2)  --   Form of Dealer Agreement(2)
        (3)  --   Form of Broker Fully Disclosed Selling Agreement(2)
        (4)  --   Form of Bank Fully Disclosed Selling Agreement(2)
    (f) (1)  --   Form of Trustee Deferred Compensation Plan(5)
        (2)  --   Form of Trustee Retirement Plan(5)
    (g) (1)  --   Custodian Contract(3)
        (2)  --   Transfer Agency and Service Agreement(3)
    (h) (1)  --   Data Access Services Agreement(2)
        (2)  --   Fund Accounting Agreement(3)
                  Opinion of Counsel of Skadden, Arps, Slate, Meagher & Flom
    (i) (1)  --   (Illinois)(2)
        (2)  --   Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)+
    (j) (1)  --   Consent of Ernst & Young LLP+
        (2)  --   Consent of PricewaterhouseCoopers LLP+
    (k)      --   Not Applicable
    (l)      --   Investment Letter(5)
    (m) (1)  --   Plan of Distribution Pursuant to Rule 12b-1(2)
        (2)  --   Form of Shareholder Assistance Agreement(2)
        (3)  --   Form of Administrative Services Agreement(2)
        (4)  --   Service Plan(2)
    (n)      --   Amended Multi-Class Plan(2)
                  Code of Ethics of the Fund, Investment Adviser and
    (p)      --   Distributor+
    (q)      --   Power of Attorney+
                  List of certain investment companies in response to Item
    (z) (1)  --   27(a)+
                  List of officers and directors of Van Kampen Funds Inc. in
        (2)  --   response to Item 27(b)+


---------------

(1) Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A, File No. 2-96030, filed March 29, 1996.

(2) Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A, File No. 2-96030, filed March 28, 1997.

(3) Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A, File No. 2-96030, filed March 30, 1998.

(4) Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, File No. 2-96030, filed January 29, 1999.

(5) Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, File No. 2-96030, filed March 30, 1999.

 +  Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     See the Statement of Additional Information.

ITEM 25. INDEMNIFICATION.


     Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware business trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.



     Reference is made to Article 8, Section 8.4 of the Registrant's First Amended and Restated Agreement and Declaration of Trust. Article 8; Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent legal counsel in a written opinion or a majority of a quorum of non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.


     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.


     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that there is a reason to believe such person is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.


     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The

Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

     Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses, damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:

     (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.

     (2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.

     (3) the offer or sale of the Fund's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.

     (4) the refusal of the Fund to comply with terms of the agreement or the Fund's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund's investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Fund.

     See also "Investment Advisory Agreement" in the Statement of Additional Information.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" and "Investment Advisory Agreement" in the Statement of Additional Information for information regarding the business of Van Kampen Asset Management Inc. (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) The sole principal underwriter is Van Kampen Funds Inc. (the "Distributor"); which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1).


     (b) Van Kampen Funds Inc. which is an affiliated person of an affiliated person of the Registrant, is the only principal underwriter for the Registrant. The name, principal business address and position and office with Van Kampen Funds Inc. of each of its directors and officers are disclosed in Exhibit
(z)(2). Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement or in Exhibit (z)(2), none of such persons has any position or office with the Registrant.


     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.


     All accounts, books and other documents of the Registrant required by
Section 31(a) of the Investment Company Act of 1940 as amended and the Rules thereunder to be maintained (i) by the Registrant will be maintained at its offices, located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, or at Van Kampen Investor Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at the

State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171; (ii) by the Adviser, will be maintained at its offices, located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181; and (iii) by the Distributor, the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, VAN KAMPEN TAX-EXEMPT TRUST, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Oakbrook Terrace and State of Illinois, on the 30th day of March, 2001.


                                          VAN KAMPEN TAX-EXEMPT TRUST

                                          By:    /s/ A. THOMAS SMITH III
                                            ------------------------------------

                                               A. Thomas Smith III Secretary



     Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed on March 30, 2001 by the following persons in the capacities indicated:



                     SIGNATURES                                                TITLE
                     ----------                                                -----
Principal Executive Officer:

             /s/ RICHARD F. POWERS, III*                    Trustee and President
-----------------------------------------------------
               Richard F. Powers, III*

Principal Financial Officer:

                /s/ JOHN L. SULLIVAN*                       Vice President, Chief Financial Officer and
-----------------------------------------------------       Treasurer
                  John L. Sullivan

Trustees:

               /s/ J. MILES BRANAGAN*                       Trustee
-----------------------------------------------------
                  J. Miles Branagan

                /s/ JERRY D. CHOATE*                        Trustee
-----------------------------------------------------
                   Jerry D. Choate

               /s/ LINDA HUTTON HEAGY*                      Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/ R. CRAIG KENNEDY*                       Trustee
-----------------------------------------------------
                  R. Craig Kennedy

               /s/ MITCHELL M. MERIN*                       Trustee
-----------------------------------------------------
                  Mitchell M. Merin

                 /s/ JACK E. NELSON*                        Trustee
-----------------------------------------------------
                   Jack E. Nelson

               /s/ PHILLIP B. ROONEY*                       Trustee
-----------------------------------------------------
                  Phillip B. Rooney

                /s/ WAYNE W. WHALEN*                        Trustee
-----------------------------------------------------
                   Wayne W. Whalen

               /s/ SUZANNE H. WOOLSEY*                      Trustee
-----------------------------------------------------
                 Suzanne H. Woolsey

* Signed by A. Thomas Smith III pursuant to a power of attorney filed herewith.

/s/ A. THOMAS SMITH III                                     March 30, 2001
-----------------------------------------------------
                 A. Thomas Smith III
                  Attorney-in-Fact

      SCHEDULE OF EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 23 TO FORM N-1A

             AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION


EXHIBIT
NUMBER                                 EXHIBIT
-------                                -------
(i)(2)       Consent of Skadden, Arps, Slate, Meagher & Flom (Illinois)
(j)(1)       Consent of Ernst & Young LLP
   (2)       Consent of PricewaterhouseCoopers LLP
(p)          Code of Ethics of the Fund, Investment Adviser and
             Distributor
(q)          Power of Attorney
(z)(1)       List of certain investment companies in response to Item
             27(a)
(z)(2)       List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)